KraneShares Trust

Prospectus

August 1, 2016, as supplemented on November 2, 2016

KRANESHARES BOSERA MSCI CHINA A SHARE ETF — (KBA)

Fund shares are not individually redeemable. Fund shares are listed on NYSE Arca, Inc. (“Exchange”).

Neither the Securities and Exchange Commission nor any state securities commissions has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

KraneShares Trust

KraneShares Bosera MSCI China A Share ETF

Investment Objective

The KraneShares Bosera MSCI China A Share ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of a specific foreign equity securities benchmark. The Fund’s current benchmark is the MSCI China A International Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. This table does not include the brokerage commissions that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%
Distribution and/or Service (12b-1) Fees**	0.00%
Other Expenses	0.25%
Total Annual Fund Operating Expenses	1.03%
Fee Waiver***	0.10%
Total Annual Fund Operating Expenses After Fee Waiver	0.93%

*	The expense information in the table has been restated to reflect current expenses, including: (1) a reduction in the management fee rate under the Investment Advisory Agreement; (2) a reduction in the expense cap under the Expense Limitation Agreement; and (3) a reduction in the amount of gains accrued for Chinese taxes.
**	Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.
***	Pursuant to the terms of an Expense Limitation Agreement, Krane Funds Advisors, LLC (“Krane”), the Fund’s investment manager, has contractually agreed to reduce its management fee to 0.68% of the Fund’s average daily net assets until July 31, 2017. The Expense Limitation Agreement may only be terminated prior to July 31, 2017 by the Board upon sixty (60) days’ written notice to Krane.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses each period) remain the same. The Example does not reflect any brokerage commissions that you may pay on purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$95	$318	$559	$1,250

KraneShares Bosera MSCI China A Share ETF

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended March 31, 2016, the Fund’s portfolio turnover rate was 116% of the average value of its portfolio. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares.

Principal Investment Strategies of the Fund

In order to seek to track the Underlying Index, under normal circumstances, the Fund will invest at least 80% of its total assets in securities of the Underlying Index and depositary receipts, including American Depositary Receipts (“ADRs”), representing such securities. The Underlying Index is a free-float adjusted market capitalization weighted index and represents large-cap and mid-cap Chinese securities (“A Shares”). Free-float market capitalization is calculated by multiplying a security’s price by the number of shares available in the market, rather than the total number of shares outstanding. As of June 30, 2016, the Underlying Index included approximately 432 securities of companies with a market capitalization range of $478 million to $16.6 billion and an average market capitalization of $1.9 billion. A Shares are equity securities issued by companies incorporated in mainland China and are traded in renminbi (“RMB”) on the Shenzhen or Shanghai Stock Exchanges. Under current regulations in the People’s Republic of China (“China” or the “PRC”), foreign investors can invest in A Shares only through certain institutional investors that have obtained a license and quota from the Chinese regulators or through the Shanghai-Hong Kong Stock Connect program. Bosera Asset Management (International) Co., Ltd. (“Bosera”), the Fund’s Co-Adviser, has received a license as a Renminbi Qualified Foreign Institutional Investor (“RQFII”) from the China Securities Regulatory Commission (“CSRC”) and has received an initial A Shares quota by China’s State Administration of Foreign Exchange (“SAFE”) for use by the investment products it manages, including the Fund. Bosera may also obtain a license on behalf of the Fund as a Qualified Foreign Institutional Investor (“QFII”). Bosera, on behalf of the investment products it manages, may invest in A Shares and other permitted China securities listed on the Shanghai or Shenzhen Stock Exchanges up to the relevant A Shares quota(s). The Fund may also invest in A Shares through the Shanghai-Hong Kong Stock Connect program or a similar program, such as the Shenzhen-Hong Kong Stock Connect program.

In managing the Fund, Bosera uses a “passive” investment strategy — meaning that Bosera does not attempt to select securities based on their individual potential to outperform the Underlying Index or the market. In seeking to track the performance of the Underlying Index, Bosera intends to employ a representative sampling strategy on behalf of the Fund, which means that the Fund will typically invest in a representative sample of securities that collectively have an investment profile similar to the Underlying Index. Bosera performs this function at its discretion, subject to the investment strategy and restrictions of the Fund and oversight by Krane Funds Advisors, LLC (“Krane”) and the Board of Trustees. The Fund’s securities are expected to have, in the aggregate, characteristics (based on factors such as market capitalization, industry weightings, return variability and yield) similar to those of the Underlying Index. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

KraneShares Bosera MSCI China A Share ETF

The Fund may invest up to 20% of its assets in investments that are not included in the Underlying Index, but which Krane and/or Bosera believes will help the Fund track the Underlying Index. These investments include B shares of companies whose A Shares are in the Underlying Index, B shares of other companies listed on the Shanghai or Shenzhen Stock Exchanges, H shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange, N-shares of companies with business operations in mainland China and listed on a U.S. exchange, shares of Red Chip companies with controlling Chinese shareholders that are incorporated outside of mainland China and listed on the Hong Kong Stock Exchange, shares of China-related companies listed on the Hong Kong Stock Exchange, depositary receipts representing securities not in the Underlying Index, derivative instruments, including swaps and futures contracts, including index futures, investment company securities, including exchange-traded funds (“ETFs”), and cash or cash equivalents, including money market funds. The Fund may also invest in cash and cash equivalents given or in anticipation of any reduced liquidity in the A Shares market.

No more than 5% of the Fund’s net assets will be invested in any other investment company, and no more than 10% of the Fund’s net assets will be invested in other investment companies generally.

To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of June 30, 2016, issuers in the financial sector (35.18%), industrial sector (17.25%), and consumer discretionary sector (10.87%) represented significant portions of the Underlying Index. The Underlying Index is provided by MSCI, Inc., a U.S. (Delaware) corporation.

Principal Risks

As with all ETFs, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In addition to these risks, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

Authorized Participants Concentration Risk.  The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to net asset value and may face delisting from the Exchange.

China Risk.  The Fund’s investments are concentrated in China, and therefore the Fund will be susceptible to adverse market, political, regulatory, and geographic events affecting China. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy, and may introduce new laws and regulations that have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. An investment in the Fund involves a risk of total loss. In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are characterized by relatively frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility. These risks may be more

KraneShares Bosera MSCI China A Share ETF

pronounced for the A Share market than for Chinese securities markets generally because the A Share market is subject to greater government restrictions and control, including the risk of nationalization or expropriation of private assets which could result in a total loss of an investment in the Fund. However, the risks associated with investing in China apply whether the Fund invests in A Shares, B shares, H shares, Red Chips, or shares of China-related companies listed on the Hong Kong Stock Exchange, or if the Fund obtains exposure to China through depositary receipts or derivative instruments designed to obtain exposure to Chinese companies.

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold large amounts of non-performing loans. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make certain Chinese securities illiquid.

Specific Risks of Investing in the A-Shares Market

The Fund may invest in A Shares through the use of an RQFII or QFII license and A Share quota or through the Shanghai-Hong Kong Stock Connect program or a similar program, such as the Shenzhen-Hong Kong Stock Connect program. Thus, the ability of the Fund to achieve its investment objective by tracking the performance of the Underlying Index is dependent on the continuous availability of A Shares and may also be dependent upon Bosera’s ability to maintain a continuous supply of A Shares quota and willingness to allocate sufficient portions of that quota for the Fund’s use. If the QFII/RQFII A Share quota is not used within a limited time period, it may be lost or reduced. The QFII, RQFII, and Shanghai-Hong Kong Stock Connect programs are exceptions to Chinese law, which generally restricts foreign investment in A Shares. These programs were adopted relatively recently and are novel. Chinese regulators may alter or eliminate these programs at any time. Should the amount of A Shares available for purchase by the Fund be or become inadequate to meet the investment needs of the Fund or if Bosera is unable to maintain its RQFII or QFII status or fails to allocate sufficient quota for the Fund’s use, the Fund is expected to be adversely affected. In addition, the A Share quota may be reduced or revoked by the Chinese regulators if, among other things, Bosera fails to observe SAFE and other applicable Chinese regulations, which could lead to other adverse consequences, including the requirement that the Fund dispose of its A Shares holdings at an inopportune time.

If the Fund is unable to obtain sufficient exposure to the performance of the Underlying Index due to the limited availability of A Shares, the Fund could seek exposure to the component securities of the Underlying Index by investing in depositary receipts, H shares or B shares on the component securities. The Fund may also use derivatives or invest in ETFs that provide comparable exposures. If necessary, the Fund may suspend the sale of shares in Creation Units until Krane and Bosera determine that the requisite exposure to the component securities of the Underlying Index is obtainable. During the period that creations are suspended, Fund shares may trade at a significant premium or discount to net asset value (the “NAV”). Alternatively, the Fund may change its investment objective and track another index of Chinese-related stocks. In extreme circumstances beyond the control of the Fund, the Fund may incur significant losses due to limited investment capabilities, including based on investment restrictions on RQFIIs and QFIIs (if a QFII license is obtained), illiquidity of the Chinese securities markets, or delay or disruption in execution or settlement of trades.

A Shares may be subject to more frequent and/or extended trading halts than other exchange-traded securities, which may increase the risk of illiquidity.

KraneShares Bosera MSCI China A Share ETF

Custody Risks.  In accordance with Chinese regulations and the terms of the RQFII or QFII license, A Shares are held in the joint names of the Fund and Bosera. While Bosera may not use such an account for any purpose other than for maintaining the Fund’s assets, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of Bosera may assert that the securities are owned by Bosera and that regulatory actions taken against Bosera by PRC government authorities may affect the Fund. The risk is particularly acute in the case of cash deposited with a PRC sub-custodian (“PRC Custodian”), because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.

Tax Risk.  Per a circular (Caishui [2014] 79), the Fund is expected to be temporarily exempt from the capital gains PRC withholding tax (“WHT”) on trading in A Shares as of November 17, 2014. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. If Krane expects such WHT on trading in A Shares to be imposed, Krane reserves the right to establish a reserve for such tax. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund’s payment of it.

The PRC WHT on dividends and interest, if any, is normally withheld by the Fund’s custodian bank. To the extent such WHT was not withheld by the Fund’s custodian bank, however, Krane has made or would generally need to make relevant provision for the tax on dividends from A Shares and any relevant interest.

Investors should note that such provision may be excessive or inadequate to meet actual WHT liabilities (which could include interest and penalties) on the Fund’s investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities.

Concentration Risk.  Because the Fund’s assets will be concentrated in an industry or group of industries or sector, to the extent that the Underlying Index concentrates in a particular industry or group of industries or sector, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries or sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. From time to time, the Fund may invest a significant percentage of its assets in issuers in a single industry (or the same group of industries) or sector of the economy. While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Underlying Index, the Fund is currently subject to the risks described below. The Fund may have significant exposure to other industries or sectors over time.

Financial Sector Risk.  The Underlying Index, and thus the Fund, may be concentrated in the financial sector. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This

KraneShares Bosera MSCI China A Share ETF

sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Industrial Sector Risk.  The Underlying Index, and thus the Fund, may be concentrated in the industrial sector. Performance of companies in the industrial sector may be adversely impacted by many factors, including, among others, changes in government regulation, world events and economic conditions, environmental damages, product liability claims and exchange rates. The success of these companies is affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction.

Consumer Discretionary Sector Risk.  The Underlying Index, and thus the Fund, may be concentrated in the consumer discretionary sector. Performance of companies in the consumer discretionary sector may be adversely impacted by many factors, including, among others, the overall economy, interest rates, competition, and consumer confidence. Success can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products.

Currency, Capital Controls and Currency Conversion Risk.  Economic conditions and political events may lead to foreign government intervention and the imposition of additional or renewed capital controls, which may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, and limit the Fund’s ability to pay redemptions, and cause the Fund to decline in value. Although the RMB is not presently freely convertible, rather it is subject to the approval of SAFE and other relevant authorities, repatriations by RQFIIs are permitted daily and Chinese authorities have indicated their plans to move to a fully freely convertible RMB. There is no assurance, however, that repatriation restrictions will not be (re-)imposed in the future. Because the Fund’s NAV is determined on the basis of U.S. dollars, the Fund may lose value if the RMB depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

The Fund may also be subject to delays in converting or transferring U.S. dollars to RMB for the purpose of purchasing A Shares. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

Depositary Receipt Risk.  The Fund may hold the securities of Chinese and other non-U.S. companies in the form of depositary receipts, including ADRs. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading, which will affect the value of the depositary receipts. Like direct investments in foreign securities, investments in depositary receipts involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Derivatives Risk, Including the Risk of Investments in Swaps and Futures.  The Fund may invest in swaps or futures in seeking to track the performance of the Underlying Index. Investments in such derivatives linked to the performance of A Shares are subject to general risks associated with A Shares and the Chinese regulatory system. Because a swap is an obligation of the counterparty

KraneShares Bosera MSCI China A Share ETF

rather than a direct investment in A Shares, the Fund may suffer losses potentially equal to, or greater than, the full value of the swap if the counterparty fails to perform its obligations under the swap. Counterparty risks are compounded by the fact that there are only a limited number of options available to invest in A Shares and, therefore, there may be few counterparties to swaps based on A Shares. Investments in futures or swaps may expose the Fund to leverage, which may cause the Fund to be more volatile than if it had not been leveraged. Derivatives can be illiquid and imperfectly correlate with the underlying asset. Many derivatives are subject to segregation requirements, pursuant to which the Fund must segregate the market or notional value of the derivatives and which could impede the portfolio management of the Fund.

Emerging Markets Risk.  The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

Equity Securities Risk.  An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities are subject to volatile changes in value and their values may be more volatile than other asset classes.

ETF Cash Transactions Risk.  Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could avoid by making redemptions in-kind. As a result, the Fund may pay out higher annual capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

Foreign Securities Risk.  Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about non-U.S issuers. Non-U.S. issuers, especially issuers in China and other emerging markets, may also be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Income from securities of non-U.S. issuers, including, in the case of Chinese issuers, gains on the sale of such securities, may be subject to foreign taxes. Even if the Fund qualifies to pass these taxes through to shareholders, your ability to claim a credit for such taxes may be limited, particularly in the case of taxes on capital gains. Investments in foreign securities may be less liquid than investments in U.S. securities.

KraneShares Bosera MSCI China A Share ETF

Geographic Focus Risk.  The Fund’s investments are focused in China and Hong Kong, and therefore the Fund will be susceptible to adverse market, political, regulatory, and geographic events affecting those regions.

China.  The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy, and may introduce new laws and regulations that have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. An investment in the Fund involves a risk of total loss. In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are characterized by relatively frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility. Further, the Chinese economy is heavily dependent upon trading with key partners, such as the United States, Japan and countries in the European Union. Any reduction in this trading may cause an adverse impact on the Chinese economy and, thus, the value of the Fund’s investments.

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold large amounts of non-performing loans. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make certain Chinese securities illiquid.

Hong Kong.  The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government.

Investment in Investment Companies Risk.  The Fund may invest up to 10% of its net assets in shares of other investment companies, including ETFs, provided that it does not own more than 3% of any one company or invest more than 5% of its assets in any one company. As a result of such investments, the Fund will indirectly be exposed to the risks of investments by such funds. Moreover, the Fund will incur its pro rata share of the underlying investment companies’ expenses.

International Closed Market Trading Risk.  Because the Fund’s underlying securities trade on markets that may be closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying security and stale pricing resulting in the Fund trading at a discount or premium to net asset value that may be greater than those incurred by other exchange-traded funds.

Large Capitalization Company Risk.  Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

KraneShares Bosera MSCI China A Share ETF

Liquidity Risk.  The Fund’s investments, and particularly its investments in A Shares, are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund halt trading, such as due to an exchange’s limit-up, limit-down rules, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Management Risk.  Because the Fund generally employs a representative sampling strategy to track the performance of the Underlying Index and invests in less than the total number of securities in the Underlying Index, the Fund is subject to management risk. This is the risk that the representative sampling process, which is subject to a number of constraints, may not produce the intended results.

Market Risk.  The values of securities in the Underlying Index could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors, such as increasing interest rates, could cause increased volatility in global financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund. Further, the Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements. Such market developments may also cause the Fund to encounter difficulties in timely honoring redemptions, especially if market events cause an increased incidence of shareholder redemptions.

Mid-Capitalization Company Risk.  Investing in the securities of medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies and more established companies. Since medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Passive Investment Risk.  The Fund is not actively managed and therefore may not sell a security due to current or projected underperformance of a security, industry or sector. The Fund’s use of a representative sampling approach may result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held more of the securities in the Underlying Index.

Portfolio Turnover Risk.  The Fund may incur high turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Premium/Discount Risk.  Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines.

KraneShares Bosera MSCI China A Share ETF

Secondary Market Trading Risk.  Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained.

Shanghai-Hong Kong Stock Connect Program Risk.  The Shanghai-Hong Kong Stock Connect program is subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A Shares through the program and to enter into or exit trades on a timely basis. The Shanghai market may be open at a time when the Shanghai-Hong Kong Stock Connect program is not active, with the result that prices of A Shares may fluctuate at times when the Fund is unable to add to or exit its positions. Because the Shanghai-Hong Kong Stock Connect program is new, the actual effect on the market for trading A Shares with the introduction of large numbers of foreign investors is unknown. Further, regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the program. There is no guarantee that the Shanghai and Hong Kong Stock Exchanges will continue to support the Shanghai-Hong Kong Stock Connect program in the future.

Any future stock connect program, such as the Shenzhen-Hong Kong Stock Connect program, would be subject to similar risks.

Tax Risk.  In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy income, asset diversification and distribution requirements each year. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Tracking Error Risk.  The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index due to, among other factors, the Fund’s use of a representative sampling strategy and the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities. The Fund may not be able to invest in certain components of the Underlying Index due to legal restrictions imposed by foreign governments or other regulatory reasons. In addition, securities included in the Underlying Index may be suspended from trading. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected. Changes in currency exchange rates or delays in converting currencies may also cause tracking error.

Valuation Risk.  Independent market quotations for the non-U.S. securities held by the Fund may not be readily available, and such securities may be fair valued. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their holdings.

Performance Information

The following bar chart and table illustrate the variability of the Fund’s returns and indicate the risks of investing in the Fund by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and

KraneShares Bosera MSCI China A Share ETF

distributions. As always, please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by visiting www.kraneshares.com.

Total Annual Returns For Calendar Year Ended December 31

As of June 30, 2016, the Fund’s year-to-date total return was -19.13%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter Ended/Year
Highest Return	14.57%	3/31/2015
Lowest Return	-29.82%	9/30/2015

Average Annual Total Returns for the period ended December 31, 2015

KraneShares Bosera MSCI China A Share ETF	1 year	Since Inception (3-4-2014)
Return Before Taxes	-3.00%	25.50%
Return After Taxes on Distributions	-10.01%	20.45%
Return After Taxes on Distributions and Sale of Fund Shares	0.69%	18.49%
Hybrid MSCI China A Index/MSCI China A International Index (Reflects no deduction for fees, expenses or taxes)*	2.30%	31.64%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	1.38%	7.06%

*	The Hybrid MSCI China A Index/MSCI China A International Index consists of the MSCI China A Index from the inception of the Fund through October 23, 2014 and the MSCI China A International Index going forward. Prior to October 24, 2014, the Fund sought to provide investment results that, before fees and expenses, corresponded generally to the price and yield performance of the MSCI China A Index.

KraneShares Bosera MSCI China A Share ETF

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

Management

Investment Manager and Co-Adviser

Krane Funds Advisors, LLC serves as the investment manager to the Fund.

Bosera Asset Management (International) Co., Ltd. (“Bosera”), operating out of Hong Kong, serves as the Co-Adviser to the Fund.

Portfolio Manager

Mrs. Qiong Wan, a Fund Manager at Bosera, has managed the Fund since May 2016.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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Additional Investment Objective, Principal Strategies, Underlying Index and Principal Risks Information

Investment Objective.  The KraneShares Bosera MSCI China A Share ETF (“Fund”) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of a specific foreign equity securities benchmark. The Fund’s current benchmark is the MSCI China A International Index (the “Underlying Index”). The Fund’s investment objective is non-fundamental. As a result, it may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

Principal Investment Strategies.  In managing the Fund, Bosera uses a “passive” investment strategy — meaning that Bosera does not attempt to select securities based on their individual potential to outperform the Underlying Index or the market. In seeking to track the performance of the Underlying Index, Bosera intends to employ a representative sampling index strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index when Bosera is using a representative sampling indexing strategy. Under certain circumstances, Bosera may employ a replication strategy on behalf of the Fund, which means that the Fund will typically invest in substantially all of the components in the Underlying Index in approximately the same weights as they appear in the Underlying Index.

Bosera performs its functions for the Fund at its discretion, subject to the investment strategy and restrictions of the Fund and oversight by Krane and the Board of Trustees. The Fund’s securities are expected to have, in the aggregate, characteristics (based on factors such as market capitalization, industry weightings, return variability and yield) similar to those of the Underlying Index. There also may be instances in which the Fund may choose to underweight or overweight a security in the Underlying Index, purchase securities not included in the Underlying Index that it believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques to seek to track as closely as possible, before fees and expenses, the price and yield performance of the Underlying Index. The Fund may sell securities that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

In seeking to track the Underlying Index, under normal circumstances, the Fund will invest at least 80% of its total assets in securities of the Underlying Index and depositary receipts representing such securities. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. Krane and Bosera seek for the Fund to have a tracking error relative to the performance of its Underlying Index of less than five percent.

The Fund may invest up to 20% of its assets in investments that are not included in the Underlying Index, but which Krane and/or Bosera believes will help the Fund track its Underlying Index, including B shares of companies whose A Shares are listed on the Underlying Index, B shares of other companies, H shares, Red Chips, shares of China-related companies listed on the Hong Kong Stock Exchange, depositary receipts representing securities not in the Underlying Index, swap contracts, other securities not in the Underlying Index, investment company securities, including ETFs, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by Krane, Bosera or their affiliates subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes

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(notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, including index futures. The Fund expects to use futures contracts to a limited extent in seeking performance that corresponds to the Underlying Index. Bosera does not engage in temporary defensive investing and seeks to keep the Fund’s assets fully invested in all market environments. As a result, the Fund may be more vulnerable to adverse market movements than a fund that engages in temporary defensive strategies. The Fund may, however, invest in cash and cash equivalents in response to reduced liquidity, or an expectation of reduced liquidity, in the A Shares market.

The Fund may invest in A Shares through the Shanghai-Hong Kong Stock Connect program or a similar program, such as the Shenzhen-Hong Kong Stock Connect program. In addition, Bosera may, but is not required to, apply for an increase of the initial A Share quota if it uses the initial A Share quota in its entirety, but there is no assurance that additional quota will be granted. If an A Share quota is not used within a limited time period, it may be lost or reduced.

No more than 5% of the Fund’s net assets will be invested in any other investment company, and no more than 10% of the Fund’s net assets will be invested in other investment companies generally.

To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry.

Each of the investment policies described in this Prospectus, including the 80% policy of the Fund, constitutes a non-fundamental policy that may be changed by the Board of Trustees of the Trust without shareholder approval upon 60 days prior written notice to shareholders. Certain fundamental policies of the Fund are set forth in the Fund’s SAI.

Underlying Index

The Fund’s Underlying Index is calculated and maintained by MSCI Inc. (the “Index Provider”).

The Underlying Index is a free float adjusted market capitalization weighted index that is compiled and published by the Index Provider. Free-float market capitalization is calculated by multiplying a security’s price by the number of shares available in the market, rather than the total number of shares outstanding. The Underlying Index represents large-cap and mid-cap Chinese securities listed on the Shanghai Stock Exchange or the Shenzhen Stock Exchange.

The Underlying Index was created on November 25, 2008 with a base value of 1,000 and launched on June 24, 2014. The Underlying Index is constructed and maintained under the MSCI Global Investable Market Indices (“GIMI”) Methodology. The MSCI GIMI methodology is a rules-based methodology used for the construction of the MSCI Global Equity Index series. The Underlying Index represents the A Share constituents of the MSCI China All Securities Index. As of June 30, 2016, the Underlying Index had a free float adjusted market capitalization of $816 billion and approximately 432 constituents. Additional information about the Underlying Index is available on the Index Provider’s website.

Principal Risks of Investing in the Fund.  The following section provides additional information regarding certain of the principal risks of investing in the Fund.

Authorized Participants Concentration Risk.  The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized

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Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to net asset value and may face delisting from the Exchange.

Cash and Cash Equivalents Risk.  The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

China Risks.  Whether the Fund invests indirectly in China by investing in A Shares or through B shares, H-shares, N-shares, Red Chips, or shares of China-related companies listed on the Hong Kong Stock Exchange, or if the Fund obtains exposure to China through depositary receipts or derivative instruments or other means designed to obtain exposure to Chinese companies, as described in this Prospectus, investments in China involve certain risks and special considerations, including the following:

A Shares.  A Shares may only be purchased with an RQFII or QFII license and A Share quota or through the Shanghai-Hong Kong Stock Connect program. Thus, the Fund’s investment in A Shares is limited by the A Shares quota obtained by Bosera in its capacity as RQFII or QFII and allocated to the Fund and by the amount of A Shares available through the Shanghai-Hong Kong Stock Connect program. Currently, there are two stock exchanges in mainland China, the Shanghai and Shenzhen Stock Exchanges. The Shanghai and Shenzhen Stock Exchanges are supervised by the CSRC and are highly automated with trading and settlement executed electronically. The Shanghai and Shenzhen Stock Exchanges are substantially smaller, less liquid and more volatile than the securities markets in the United States.

The Shanghai Stock Exchange commenced trading on December 19, 1990, the Shenzhen Stock Exchange commenced trading on July 3, 1991. The Shanghai and Shenzhen Stock Exchanges divide listed shares into two classes: A Shares and B shares. Companies whose shares are traded on the Shanghai and Shenzhen Stock Exchanges that are incorporated in mainland China may issue both A Shares and B shares. In China, the A Shares and B shares of an issuer may only trade on one exchange. A Shares and B shares may both be listed on either the Shanghai or Shenzhen Stock Exchanges. Both classes represent an ownership interest comparable to a share of common stock. A Shares are traded on the Shanghai and Shenzhen Stock Exchanges in RMB. A Shares may be subject to more frequent and/or extended trading halts than other exchange-traded securities.

As of June 2016, the CSRC had granted a total of approximately U.S. $76 billion in quotas to RQFII institutions and U.S. $81 billion to QFII investors, bringing total investment quotas to U.S. $157 billion in A Shares and other permitted Chinese securities. In addition, as of November 2014, the PRC government has allowed investors with Hong Kong brokerage accounts to trade in limited amounts of A Shares. Because restrictions continue to exist and capital therefore cannot flow freely into the A Share market, it is possible that in the event of a market disruption, the liquidity of the A Share market and trading prices of A Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The Fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A Share market and the short-term and long-term prospects of its investments in the A Share market.

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The Chinese government has in the past taken actions that benefitted holders of A Shares. As A Shares become more available to foreign investors, such as the Fund, the Chinese government may be less likely to take action that would benefit holders of A Shares. In addition, there is no guarantee that Bosera will continue to maintain its existing A Share quota or be able to obtain additional A Share quota if the A Share quota is reduced or eliminated by SAFE at some point in the future. Bosera has received an initial A Share quota. If the Fund is unable to obtain sufficient exposure to the performance of the Underlying Index due to the limited availability of A Share quota or Bosera not allocating a sufficient portion of the quota for the Fund’s use, the Fund could seek exposure to the component securities of the Underlying Index by investing in depositary receipts on the component securities and Hong Kong listed versions of the component securities. Consistent with its exemptive relief, the Fund may, to a limited extent, where applicable, also invest in B shares issued by the same companies that issue A Shares that are in the Underlying Index. The A Shares market may behave very differently from the B shares market, and there may be little to no correlation between the performance of the two. The Fund may also use derivatives or invest in ETFs that can obtain comparable exposures. If necessary, the Fund may suspend the sale of Creation Units until Krane and Bosera determine that the requisite exposure to the component securities of the Underlying Index is obtainable. During the period that creations are suspended, Fund shares could trade at a significant premium or discount to NAV and the Fund could experience substantial redemptions. Alternatively, the Fund may change its investment objective and thus track another index of Chinese-related stocks, including, but not limited, to A Shares. In circumstances beyond the control of the Fund, the Fund may incur significant losses due to limited investment capabilities, including based on investment objectives or strategies, due to investment restrictions on RQFIIs and QFIIs (if a QFII license is obtained), illiquidity of the Chinese securities markets, or delay or disruption in execution or settlement of trades. Should the A Share quota allocated for the Fund’s use be or become inadequate to meet the investment needs of the Fund, the Fund is expected to be adversely affected. A Shares may be subject to more frequent and/or extended trading halts than other exchange-traded securities.

The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely. China may also impose higher local tax rates on transactions involving certain companies. These restrictions or limitations may have adverse effects on the liquidity and performance of the Fund holdings as compared to the performance of the Underlying Index. This may increase the risk of tracking error and the Fund may not be able to achieve its investment objective.

From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

China H-Shares.  The Fund may invest in shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange (“H-shares”). H-shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, and must meet Hong Kong's listing and disclosure requirements. H-shares may be traded by foreigners and are a vehicle used by foreigners to

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gain exposure to Chinese securities. Because they are traded on the Hong Kong Stock Exchange, H-shares involve a number of risks not typically associated with investing in countries with more democratic governments or more established economies or securities markets. Such risks may include the risk of nationalization or expropriation; greater social, economic and political uncertainty; increased competition from Asia’s other low-cost emerging economies; currency exchange rate fluctuations; higher rates of inflation; controls on foreign investment and limitations on repatriation of invested capital; and greater governmental involvement in and control over the economy. Fluctuations in the value of the Hong Kong dollar will affect the Fund’s holdings of H-shares. The Hong Kong stock market may behave very differently from the domestic Chinese stock market and there may be little to no correlation between the performance of the Hong Kong stock market and the domestic Chinese stock market.

China N-Shares.  The Fund may invest in shares of companies with business operations in mainland China and listed on an American stock exchange, such as NYSE, NASDAQ or the American Stock Exchange (“N-shares”). N-shares are traded in U.S. dollars. N-shares are issued by companies incorporated anywhere, but many are registered in Bermuda, the Cayman Islands, the British Virgin Islands, or the United States. Because companies issuing N-shares often have business operations in China, they are subject to certain political and economic risks in China.

Red Chip Companies.  The Fund may invest in shares of companies with controlling Chinese shareholders that are incorporated outside mainland China, have a majority of their business operations in mainland China, and listed on the Hong Kong Stock Exchange (“Red Chips”). These businesses are controlled, either directly or indirectly, by the central, provincial or municipal governments of the PRC. Red Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange and may also be traded by foreigners. Because Red Chip companies are controlled by various PRC governmental authorities, investing in Red Chips involves risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, or confiscatory taxation could adversely affect the performance of Red Chip companies. Red Chip companies may be less efficiently run and less profitable than other companies.

Custody Risks.  The Fund is required to select a PRC sub-custodian (“PRC Custodian”). The PRC Custodian maintains the Fund’s investments in A Shares in the PRC to ensure their compliance with the rules and regulations of the CSRC and the People’s Bank of China. A Shares that are traded on the Shanghai or Shenzhen Stock Exchange are dealt and held in book-entry form through the China Securities Depository and Clearing Corporation Limited (“CSDCC”). A Shares, purchased by Bosera, in its capacity as an RQFII or QFII, may be received by the CSDCC as credited to a securities trading account maintained by the PRC Custodian in the joint names of the Fund and Bosera. The PRC Custodian fees are paid by the Fund. Bosera may not use the account for any other purpose than for maintaining the Fund’s assets. However, given that the securities trading account will be maintained in the joint names of Bosera and the Fund, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of Bosera may assert that the securities are owned by Bosera and not the Fund, and that a court would uphold such an assertion, in which case creditors of Bosera could seize assets of the Fund. Because Bosera’s A Share quota is in the name of Bosera and the Fund, there is also a risk that regulatory actions taken against Bosera may affect the Fund. The risk is particularly acute in the case of cash deposited with the PRC Custodian, because it

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may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.

Available Disclosure About Chinese Companies.  Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. Generally Accepted Accounting Principles.

Chinese Corporate and Securities Law.  The Fund’s rights with respect to its investments in A Shares, if any, generally will not be governed by U.S. law, and instead will generally be governed by Chinese law. China operates under a civil law system based on statutes enacted by various state bodies with economic matters such as foreign investment, company organization and governance, taxation and trade. These laws are relatively recent with published court opinions based on these being limited. Further, court precedent is not binding. Thus, there is no binding precedent to interpret existing statutes, and there is uncertainty regarding the implementation of existing law.

Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the United States and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as the Fund, with protection in all situations where protection would be provided by comparable law in the United States. China lacks a national set of laws that address all issues that may arise with regard to a foreign investor such as the Fund. It may therefore be difficult for the Fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for the Fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as the Fund. China’s legal system makes the interpretation and enforcement of its laws and regulations uncertain. Chinese laws pertaining to bankruptcy proceedings are generally less developed and may be different than such laws in the United States, which may lead to unpredictable results. The regulations which apply to investments by foreign investors, including the repatriation of capital, are relatively new. The application and interpretation of such regulations are therefore relatively untested. In addition, PRC authorities have broad discretion under such investment regulations and there is little precedent or certainty evidencing how such discretion will be exercised now or in the future.

Chinese Securities Markets.  The securities markets in China have a limited operating history and are not as developed as those in the United States. These markets, historically, have had greater volatility than markets in the United States and some other countries. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accordingly, issuers of securities in

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China generally are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. Stock markets in China are in the process of change and further development. This may lead to additional trading volatility, difficulty in the settlement and recordation of transactions, and difficulty in interpreting and applying the relevant regulations.

Disclosure of Interests and Short Swing Profit Rule.  The Fund may be subject to regulations promulgated by the CSRC, which currently require the Fund to make certain public disclosures when the Fund and parties acting in concert with the Fund acquire 5% or more of the issued securities of a listed company (which include A Shares of the listed company). The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, the Fund may be deemed as a “concerted party” of other funds managed by Krane, Bosera or their affiliates and therefore may be subject to the risk that the Fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds should the aggregate holdings trigger the reporting threshold under the PRC law. If the 5% shareholding threshold is triggered, the Fund would be required to file its report within three days. During the time limit for filing the report, a trading freeze applies and the Fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may impair the ability of the Fund to achieve its investment objective and undermine the Fund’s performance.

Further, subject to the interpretation of PRC courts and PRC regulators, the operation of the PRC short swing profit rule may prevent the Fund from reducing its holdings in a company 5% or more of whose shares are deemed to be held by the Fund and its affiliates within six months of the last purchase of shares of the company. The Fund could be subject to these restrictions even though an entity deemed to be an affiliate (and not the Fund) may have triggered the restrictions. Nonetheless, if the Fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the company. In addition, the Fund could not repurchase securities of the listed company within six months of such sale. Finally, under PRC civil procedures, the Fund’s assets may be frozen to the extent of the claims made by the company in question.

Foreign Currency Considerations.  The Fund’s NAV is determined on the basis of U.S. dollars and, therefore, the Fund may lose value if a foreign currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. The Fund’s assets will be invested primarily in the securities of issuers in China and the income received by the Fund will be primarily in RMB. Meanwhile, the Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Any gain or loss attributable to fluctuations in exchange rates between the time the Fund accrues income or gain and the time the Fund converts such income or gain from RMB to the dollar is generally treated as ordinary income or loss. Therefore, if the value of the RMB increases relative to the U.S. dollar between the accrual of income and the time at which the Fund converts the RMB to U.S. dollars, the Fund will recognize ordinary income when the RMB is converted.

Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and RMB. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a

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foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

RMB can be further categorized into CNY (onshore RMB) and CNH (offshore RMB), traded outside the PRC. CNY and CNH are traded at different exchange rates and their exchange rates may not move in the same direction. Although there has been a growing amount of RMB held offshore, CNH cannot be freely remitted into the PRC and is subject to certain restrictions, and vice versa. The Fund may also be adversely affected by the exchange rates between CNY and CNH.

The use of currency transactions could result in the Fund’s incurring losses as a result of the imposition of exchange controls, exchange rate regulation, suspension of settlements or the inability to deliver or receive a specified currency.

The Fund may be subject to delays in converting or transferring U.S. dollars to RMB for the purpose of purchasing A Shares. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity, purchasing securities at a higher price than originally intended, or incurring cash drag. These effects may be exacerbated by large purchases and redemptions of Fund shares, such as where other investment companies invest in the Fund.

Foreign Exchange Control.  RMB is currently not a freely convertible currency as it is subject to foreign exchange control, fiscal policies and repatriation restrictions imposed by the Chinese government. Such control of currency conversions and movements in the RMB exchange rates may adversely affect the operations and financial results of PRC companies and the Fund. If such control policies change in the future, the Fund may be adversely affected. The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, places significant restrictions on the remittance of foreign currency and strictly regulates currency exchange from RMB. Under SAFE regulations, Chinese corporations may only purchase foreign currencies through government approved banks. In general, Chinese companies must receive approval from or register with the Chinese government before investing in certain capital account items, including direct investments and loans, and must thereafter maintain separate foreign exchange accounts for the capital items. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. Such control of currency conversion and movements in the RMB exchange rates may adversely affect the operations and financial results of companies in the PRC. The PRC government may impose additional or other currency capital controls that could significantly harm the Fund. The international community has requested that China ease its restrictions on currency exchange, but it is unclear whether the Chinese government will change its policy.

Since 2005, the exchange rate of the RMB is no longer strictly pegged to the U.S. dollar. The RMB has now moved to a managed floating exchange rate based on market supply and demand with reference to a basket of foreign currencies. The daily trading price of the RMB against other major currencies in the inter-bank foreign exchange market is allowed to float within a narrow band around the central parity published by the People’s Bank of China. As the exchange rates may be based on market forces, the exchange rates for RMB against other currencies, including

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the U.S. dollar, are susceptible to movements based on external factors. There can be no assurance that the RMB will not be subject to devaluation. Any devaluation of the RMB could adversely affect the value of the Fund’s investments.

The PRC government imposes restrictions on the remittance of RMB out of and into China. The Fund will be required to remit RMB from Hong Kong to the PRC to settle the purchase of A Shares and other permissible securities by the Fund from time to time. In the event such remittance is disrupted, the Fund could be adversely affected and, among other matters, may increase the tracking error of the Fund. Any delay in repatriation of RMB out of China may result in delay in payment of redemption proceeds to the redeeming investors. The Chinese government’s policies on exchange control and repatriation restrictions are subject to change, and the Fund’s performance may be adversely affected.

Hong Kong Policy.  The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation of current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government.

As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the Fund’s portfolio.

Inflation.  Economic growth in China has also historically been accompanied by periods of high inflation. Beginning in 2004, the Chinese government commenced the implementation of various measures to control inflation, which included the tightening of the money supply, the raising of interest rates and more stringent control over certain industries. If inflation were to increase, the performance of the Chinese economy and the Fund’s investments could be negatively impacted.

Investment and Repatriation Restrictions.  Investments by the Fund in PRC securities are subject to governmental pre-approval limitations on the quantity that the Fund may purchase or limits on the classes of securities in which the Fund may invest.

Repatriations by RQFIIs are currently permitted daily and are not subject to repatriation restrictions or prior regulatory approval. However, there is no assurance that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the PRC rules and regulations may be applied retroactively. Any restrictions on repatriation of the Fund’s portfolio investments may have an adverse effect on the Fund’s ability to meet redemption requests. If a QFII license is obtained and used, all repatriations of gains and income on A Shares would require the approval of SAFE. Further, no single underlying foreign investor investing through a QFII (e.g., the Fund) may hold more than 10% of the total outstanding shares in one listed company and all foreign investors investing through QFIIs (e.g., the Fund) may not hold, in aggregate, more than 30% of the total outstanding shares in one listed company. Such limits may not apply where foreign investors

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make strategic investment in listed companies in accordance with the Measures for the Administration of Strategic Investments in Listed Companies by Foreign Investors.

If the Fund obtains and invests directly in the A Share market with a QFII license, Krane and/or Bosera will be required to transfer the entire investment principal for its A Share quota into a local sub-custodian account within such time period as specified by SAFE (up to six months). Following this, investment capital will be subject to an initial lock-up period (currently three months if the Fund is deemed to be an “open end fund” under Chinese regulations), during which the assets may not be repatriated to the United States, even if they are never invested in A Shares. Following that time, investment principal and earnings may generally only be repatriated with the approval of SAFE, although up to $50 million may be repatriated each week without SAFE approval if the Fund is deemed to be an “open end fund” under Chinese regulations. These limitations on repatriation of the Fund’s assets, if the Fund becomes subject to them, may adversely affect the Fund’s ability to meet redemption requests and/or may cause the Fund to borrow money in order to meet its obligations. These limitations may also prevent the Fund from making certain distributions to shareholders.

Loss of Favorable U.S. Tax Treatment Risk.  The Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. However, if, among other things, the Fund uses a QFII license and does not receive approval from SAFE to repatriate funds associated with direct investment in A Shares on a timely basis, it may be unable to satisfy the distribution requirements required to qualify for the favorable tax treatment otherwise generally afforded to regulated investment companies (“RICs”) under the Internal Revenue Code. If the Fund fails to qualify for any taxable year as a RIC, the Fund would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level currently at a 35% U.S. federal tax rate and, when such income is distributed, to a further tax at the stockholder level to the extent of the Fund’s current or accumulated earnings and profits. In addition, the Fund would not be eligible for a deduction for dividends paid to shareholders.

To the extent the Fund does not distribute to shareholders all of its investment company taxable income and net capital gain in a given year, it will be required to pay U.S. federal income tax on the retained income and gains, thereby reducing the Fund’s return. The Fund may elect to treat its net capital gain as having been distributed to shareholders. In that case, shareholders of record on the last day of the Fund’s taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund.

Nationalization and Expropriation.  After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. An investment in the Fund involves a risk of a total loss.

Political and Economic Risk.  The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources.

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Although the majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in the past 30 years, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.

For more than 30 years, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. There can, however, be no assurance that the PRC government will continue to pursue such economic policies or, if it does, that those policies will continue to be successful or will not otherwise have a negative effect on the Fund. Any such adjustment and modification of those economic policies may have an adverse impact on the securities market in the PRC as well as the underlying securities of the Underlying Index. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of the Fund.

Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the underlying issuers of the A Shares in the Underlying Index. The laws, regulations, including the investment regulations allowing QFIIs and RQFIIs to invest in A Shares, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the Fund’s portfolio.

The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy and the Fund’s investments.

The Chinese economy is export-driven and highly reliant on trade. The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments.

Moreover, the slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments.

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In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold large amounts of non-performing loans. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make certain Chinese securities illiquid.

PRC Broker Risk.  Currently, only a limited number of brokers are available to trade A Shares with the Fund. As a result, Bosera will have limited flexibility to choose among brokers on behalf of the Fund than is typically the case for investment advisers. If Bosera is unable to use a particular broker in the PRC, the operation of the Fund may be adversely affected. Further, the operation of the Fund may be adversely affected in case of any acts or omissions of the PRC broker, which may result in higher tracking error or the Fund being traded at a significant premium or discount to its NAV. If a single PRC broker is appointed, the Fund may not necessarily pay the lowest commission available in the market. There is also a risk that the Fund may suffer losses from the default, bankruptcy or disqualification of the PRC broker. Bosera, however, in its selection of PRC brokers will consider such factors as the competitiveness of PRC brokers’ commission rates, size of the relevant orders, and execution standards. In such event, the Fund may be adversely affected in the execution of any transaction.

Tax Risk.  Per a circular (Caishui [2014] 79), the Fund is expected to be temporarily exempt from the capital gains PRC WHT on trading in A Shares as of November 17, 2014. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. If Krane expects such WHT on trading in A Shares to be imposed, Krane reserves the right to establish a reserve for such tax. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund’s payment of it.

The PRC WHT on dividends and interest, if any, is normally withheld by the Fund’s custodian bank. To the extent such WHT was not withheld by the Fund’s custodian bank, however, Krane has made or would generally need to make relevant provision for the tax on dividends from A Shares and any relevant interest.

Investors should note that such provision may be excessive or inadequate to meet actual WHT liabilities (which could include interest and penalties) on the Fund’s investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities.

In addition, urban maintenance and construction tax (currently at the rate ranging from 1% to 7%), educational surcharges (currently at the rate of 3%) and local educational surcharges (currently at the rate of 2%) are imposed based on the BT liabilities.

Investments in swaps and other derivatives may be subject to special U.S. federal income tax rules that could adversely affect the character, timing and amount of income earned by the Fund (e.g., by causing amounts that would be capital gain to be taxed as ordinary income or to be taken into income earlier than would otherwise be necessary). Also, the Fund may be required to periodically adjust its positions in its swaps and derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct

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investment in the securities themselves. For example, swaps in which the Fund may invest may need to be reset on a regular basis in order to maintain compliance with the 1940 Act, which may increase the likelihood that the Fund will generate short-term capital gains. In addition, because the application of these special rules may be uncertain, it is possible that the manner in which they are applied by the Fund may be determined to be incorrect. In that event, the Fund may be found to have failed to maintain its qualification as a RIC or to be subject to additional U.S. tax liability. Moreover, the Fund may make investments, both directly and through swaps or other derivative positions, in companies classified as passive foreign investment companies for U.S. federal income tax purposes (“PFICs”). Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to the Fund and its shareholders.

Concentration Risk.  Because the Fund’s assets will be concentrated in an industry or group of industries or sector, to the extent that the Underlying Index concentrates in a particular industry or group of industries or sector, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries or sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. From time to time, the Fund may invest a significant percentage of its assets in issuers in a single industry (or the same group of industries) or sector of the economy. While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Underlying Index, the Fund is currently subject to the risks described below. The Fund may have significant exposure to other industries or sectors over time.

Financial Sector Risk.  As of June 30, 2016, issuers in the financial sector represented 35.18% of the Underlying Index. The financial sector includes companies involved in such activities as banking, commercial and consumer finance, investment banking, brokerage, asset management, custody and insurance. Because, as currently constituted, the Underlying Index is expected to be concentrated in the financial sector, the Fund will be sensitive to changes in, and its performance may depend on, the overall condition of the financial sector. Companies in the financial sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial sector may be adversely affected by increases in interest rates. The profitability of companies in the financial sector may be adversely affected by loan losses, which usually increase in economic downturns. In addition, the financial sector in certain countries is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework, which may have an impact on the issuers included in the Underlying Index. Furthermore, increased government involvement in the financial sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions.

Industrial Sector Risk.  As of June 30, 2016, issuers in the industrial sector represented 17.25% of the Underlying Index. The industrial sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Companies in the industrial sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrial sector may be adversely affected by environmental damages, product liability claims and exchange

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rates. The success of these companies is affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. In addition, the industrial sector may also be adversely affected by changes or trends in commodity prices, which may be unpredictable.

Consumer Discretionary Sector Risk.  As of June 30, 2016, issuers in the consumer discretionary sector represented 10.87% of the Underlying Index. Consumer discretionary products and services are non-essential products and services whose demand tends to increase as consumers' disposable income increases, such as automobiles, apparel, electronics, home furnishings, and travel and leisure products and services. These companies may include, for example, publishers; catalog and internet retailers; department stores and specialty retailers including apparel, electronics, automotive, and home furnishing stores; manufacturers of auto parts and accessories, tire and rubber, autos, motorcycles, and scooters; manufacturers of consumer electronic products, including TVs and DVD players; manufacturers of household appliances and home furnishings; residential construction companies; manufacturers of leisure products; manufacturers of apparel, accessories, footwear, textiles, and luxury goods; gaming facility, hotel, cruise and travel agency owners and operators; restaurants and caterers; companies providing educational, home security, legal, and personal services; advertising and public relations companies; and TV and cable companies. To the extent the Underlying Index includes securities of issuers in the consumer discretionary sector, the Fund will invest in securities of issuers in such sector. As such, the Fund may be sensitive to changes in, and its performance may depend on, the overall condition of the consumer discretionary sector. This sector can be significantly affected by the performance of the overall economy, interest rates, competition, and consumer confidence. Success can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products.

Counterparty Risk.  Because many derivatives, including swaps, are an obligation of the counterparty rather than a direct investment in A Shares, the Fund may suffer losses potentially equal to, or greater than, the full value of the derivative if the counterparty fails to perform its obligations under the derivative agreement as a result of bankruptcy or otherwise. Any loss would result in a reduction in the NAV of the Fund and will likely impair the Fund’s ability to achieve its investment objective. The counterparty risk associated with the Fund’s investments is expected to be greater than most other funds because there are only a limited number of counterparties that are willing and able to enter into certain derivatives, such as swaps on A Shares. In fact, because there are so few potential counterparties, the Fund, subject to applicable law, may enter into swap transactions with as few as one counterparty at any time.

Depositary Receipts Risk.  The Fund may invest in depositary receipts. Depositary receipts include ADRs and, in addition to the risks involved with investing in foreign securities, carry additional risks. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investment in ADRs may be less liquid than the underlying shares in their primary trading market. Depositary receipts may be sponsored or unsponsored. Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the

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issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Depositary receipts may be unregistered and unlisted. The Fund’s investments may also include ADRs that are not purchased in the public markets and are restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933, as amended. Bosera will determine the liquidity of such investments pursuant to guidelines established by the Fund’s Board of Trustees. If a particular investment in such ADRs is deemed illiquid, that investment will be included within the Fund’s limitation on investment in illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell these types of ADRs and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

Derivatives Risk.  Derivatives are financial instruments, such as swaps, index futures, futures contracts, and structured notes, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the Fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is centrally cleared, such as a futures contract normally is, it will be subject to the rules of the clearing exchange and subject to risks associated with the exchange. It is possible that developments in the derivatives market, including ongoing or potential government regulation, could adversely affect the Fund’s ability to enter into new derivatives agreements, terminate existing derivative agreements, or to realize amounts to be received under such instruments.

Futures Risk.  Additional risks associated with the use of futures contracts include the following: (i) an imperfect correlation between movements in prices of index futures contracts and movements in the value of the stock index that the instrument is designed to simulate; and (ii) the possibility of an illiquid secondary market for a futures contract and the resulting inability to close a position prior to its maturity date. Investments in futures may expose the Fund to leverage.

Swaps Risk.  To the extent the Fund invests in swaps to gain exposure to A Shares in an effort to achieve its investment objective, it will be subject to the risk that the number of counterparties able to enter into swaps to provide exposure to A Shares may be limited. To the extent a potential swap counterparty’s access to A Shares is reduced or eliminated due to actions by the Chinese government or as a result of transactions entered into by the counterparty with other investors, the counterparty’s ability to continue to enter into swaps or other derivative

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transactions with the Fund may be reduced or eliminated, which could have a material adverse effect on the Fund. These risks are compounded by the fact that at present there are only a limited number of potential counterparties willing and able to enter into swap transactions linked to the performance of A Shares. Furthermore, swaps are of limited duration and there is no guarantee that swaps entered into with a counterparty will continue indefinitely. Accordingly, the duration of a swap depends on, among other things, the ability of the Fund to renew the expiration period of the relevant swap at agreed upon terms. In addition, under the current regulations regarding A Share quotas of QFIIs and RQFIIs administered by SAFE, QFIIs and RQFIIs are prohibited from transferring or selling their quotas to any third party. However, there is uncertainty over how this prohibition is implemented. Therefore, subject to interpretation by SAFE, QFIIs and RQFIIs may be limited or prohibited from providing the Fund access to A Share quotas by entering into swap or other derivative transactions, which, in turn, could adversely affect the Fund.

Emerging Markets Risk.  The Fund invests a significant portion of its assets in securities and instruments that are traded in developing or emerging markets or that provide exposure to such securities or markets. These investments can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments. For example, developing and emerging markets may be subject to (i) greater market volatility, (ii) greater risk of asset seizures and capital controls, (iii) lower trading volume and liquidity, (iv) greater social, political and economic uncertainty, (v) governmental controls on foreign investments and limitations on repatriation of invested capital, (vi) lower disclosure, corporate governance, auditing and financial reporting standards, (vii) fewer protections of property rights, (viii) restrictions on the transfer of securities or currency, and (ix) settlement and trading practices that differ from U.S. markets. Each of these factors may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares, and cause the Fund to decline in value.

Equity Securities Risk.  The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

ETF Cash Transactions Risk.  Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to Authorized Participants. Unlike most other ETFs, however, the Fund expects generally to effect its creations and redemptions for cash, rather than in-kind securities. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with redemption requests. Effecting redemptions for cash may cause the Fund to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such dispositions may occur at an inopportune time resulting in potential losses to the Fund and involve transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind or to recognize such gain sooner than would otherwise have been required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in another ETF.

In addition, cash transactions may have to be carried out over several days if the securities market in which the Fund is trading is relatively illiquid and may involve considerable brokerage fees and taxes.

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These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will generally be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, the Fund has capped the total fees that may be charged in connection with the redemption of Creation Units at 2% of the value of the Creation Units redeemed. To the extent transaction and other costs associated with a redemption exceed that cap, those transaction costs will be borne by the Fund’s remaining shareholders. These factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for other ETFs.

Foreign Securities Risk.  Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political and economic instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers, especially issuers in China and other emerging markets, may be subject to less stringent regulation, and to different accounting, auditing, recordkeeping, financial reporting and investor protection requirements. Investments in foreign securities typically are less liquid than investments in U.S. securities. The value of foreign securities may change materially when the U.S. markets are not open for trading.

Income from securities of non-U.S. issuers, including, in the case of Chinese issuers, gains on the sale of such securities, may be subject to foreign taxes. Even if the Fund qualifies to pass these taxes through to shareholders, your ability to claim a credit for such taxes may be limited, particularly in the case of taxes on capital gains.

Foreign markets may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. This could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing the Fund’s assets to be uninvested for some period of time.

Geographic Focus Risk.  The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing the Fund’s assets to be uninvested for some period of time. The Fund is less diversified across countries or geographic regions and generally riskier than more geographically diversified funds.

Investment in Investment Companies Risk.  When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying investment company’s expenses. In part because of these additional expenses, its performance may differ from that which it would achieve if it invested directly in the underlying investments. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased

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volatility of its value in comparison to the value of the underlying portfolio securities. To the extent that the Fund invests in investment companies or pooled investment vehicles that are not registered pursuant to the 1940 Act, it will not enjoy the protections of the 1940 Act.

International Closed Market Trading Risk.  Because the Fund’s underlying securities trade on markets that may be closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying security and stale pricing resulting in the Fund trading at a discount or premium to net asset value that may be greater than those incurred by other exchange-traded funds.

Large Capitalization Company Risk.  Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

Leveraging Risk.  The Fund’s investment in derivative instruments provide leveraged exposure. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The use of derivatives and other similar financial instruments may at times be an integral part of the Fund’s investment strategy and may expose the Fund to potentially dramatic losses (or gains) in the value of a derivative or other financial instrument and, thus, in the value the Fund’s portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.

Liquidity Risk.  The Fund’s investments, including foreign securities and derivatives, may be subject to liquidity risk, which exists when an investment is difficult to purchase or sell. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. This is especially true given the limited number of market participants in certain markets in which the Fund may invest. Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements, and may also cause the Fund to encounter difficulties in timely honoring redemptions, especially if market events cause an increased incidence of shareholder redemptions. If a number of securities held by the Fund halt trading, such as due to an exchange’s limit-up, limit-down rules, it may have a cascading effect and cause the Fund to halt trading.  Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Management Risk.  Because the Fund generally employs a representative sampling strategy to track the performance of the Underlying Index and invests in less than the total number of securities in the Underlying Index, the Fund is subject to management risk. This is the risk that the representative sampling process, which is subject to a number of constraints, may not produce the intended results. Alternatively, if the Fund replicates the Underlying Index, it is likely to experience higher portfolio turnover and brokerage costs, which erode performance.

Market Risk.  The values of securities in the Underlying Index could decline generally or could underperform other investments. Market fluctuations could be caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of outperformance and under-performance in

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comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. An investment in the Fund may lose money.

Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. As the Federal Reserve raises the federal funds rate, there is a risk that interest rates will rise, which may make investments in emerging markets less attractive. These policy changes may expose markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund's investments and share price to decline. To the extent that the Fund experiences high redemptions because of these governmental policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and will lower the Fund's performance.

Mid-Capitalization Company Risk.  Investing in the securities of medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies and more established companies. Since medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Passive Investment Risk.  The Fund is not actively managed. Therefore, unless a specific security is removed from the Fund’s Underlying Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. If a specific security is removed from the Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. It is anticipated that the value of Fund shares will decline, more or less, in correspondence with any decline in value of the Underlying Index. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to track the Underlying Index could have a negative effect on the Fund. Unlike an actively managed fund, the Fund does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of registered investment companies that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. Because the Fund uses representative sampling approach, it is expected to hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held more of the securities in the Underlying Index.

Portfolio Turnover Risk.  The Fund’s investment strategy may from time to time result in higher turnover rates. This may increase the Fund’s brokerage commission costs. The performance of the Fund could be negatively impacted by the increased brokerage commission costs incurred by the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.

Premium/Discount Risk.  The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in

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accordance with changes in the Fund’s NAV and supply and demand of shares on the secondary market. It cannot be predicted whether Fund shares will trade below, at or above their NAV. As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. Price differences may be due, in part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Underlying Index trading individually. The market prices of Fund shares may deviate significantly from the NAV of the shares during periods of market volatility. Disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. Investors purchasing and selling Fund shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

Repurchase Agreement Risk.  Repurchase agreements are agreements under which the Fund acquires a security for a relatively short period of time (usually within seven days) subject to the obligation of a seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). The repurchase agreement specifies the yield during the purchaser’s holding period. The risks typically associated with repurchase agreements include credit risk (i.e., the risk that the issuer may or will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due), issuer risk, market risk and the risk that the counterparty may not fulfill its obligations under the agreement and the Fund’s income declines.

Secondary Market Trading Risk.  Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, secondary market investors will incur the cost of the difference between the price that an investor is willing to pay for shares (the bid price) and the price at which an investor is willing to sell shares (the ask price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Increased market volatility may cause increased bid/ask spreads.

Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all.

Shanghai-Hong Kong Stock Connect Program Risk.  The Shanghai-Hong Kong Stock Connect program is subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A Shares through the Shanghai-Hong Kong Stock Connect program and to enter into or exit trades on a timely basis. The Shanghai market may be open at a time when the Shanghai-Hong Kong Stock Connect program is not active, with the result that prices of A Shares may fluctuate at times when the Fund is unable to add to or exit its position. Only certain A Shares are eligible to be accessed through the

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Shanghai-Hong Kong Stock Connect program. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Shanghai-Hong Kong Stock Connect program. Because the Shanghai-Hong Kong Stock Connect program is new, the actual effect on the market for trading A Shares with the introduction of large numbers of foreign investors is unknown. In addition, there is no assurance that the necessary systems required to operate the Shanghai-Hong Kong Stock Connect program will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Shanghai-Hong Kong Stock Connect program could be disrupted. The Shanghai-Hong Kong Stock Connect program is subject to regulations promulgated by regulatory authorities for both exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Shanghai-Hong Kong Stock Connect program, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that both the Shanghai and Hong Kong Stock Exchanges will continue to support the Shanghai-Hong Kong Stock Connect program in the future. Investments in A Shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. Because of the way in which A Shares are held in the Shanghai-Hong Kong Stock Connect program, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Shanghai Stock Exchange becomes insolvent. Because all trades through the Shanghai-Hong Kong Stock Connect program must be settled in RMB investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

Any future stock connect program, such as the Shenzhen-Hong Kong Stock Connect program, would be subject to similar risks.

Tax Risk.  In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain income and asset diversification requirements each year. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Capital controls and currency controls may affect the Fund’s ability to meet the applicable distribution requirements. If the Fund fails to satisfy a separate distribution requirement, it will be subject to a Fund-level excise tax. These Fund-level taxes will apply in addition to taxes payable at the shareholder level on distributions.

Tracking Error Risk.  Tracking error refers to the risk that the Fund’s performance may not match or correlate to that of its Underlying Index, either on a daily or aggregate basis. Tracking error may cause the Fund’s performance to be less than expected. There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Underlying Index, the use of representative sampling, asset valuation differences, tax considerations, the unavailability of securities in the Underlying Index from time to time, holding cash and cash equivalents, and other liquidity constraints. In addition, securities included in the Underlying Index may be suspended from trading. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected. Mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its Underlying Index. In addition, the Fund

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may not invest in certain securities and other instruments included in the Underlying Index, or invest in them in the exact proportions they represent of the Underlying Index, including due to legal restrictions or limitations imposed by the government of China or a lack of liquidity in certain securities. Moreover, the Fund may be delayed in purchasing or selling securities and other instruments included in the Underlying Index. Any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the Fund’s tracking error.

Valuation Risk.  Financial information about the Fund’s portfolio holdings may be less reliable than information about securities of U.S. issuers, which may make it difficult to obtain a current price for the non-U.S. securities held by the Fund. In certain circumstances, independent market quotations for such securities may not be readily available and securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuations in their value from one day to the next. Fair values are inherently subjective and different funds may assign different fair values to the same security. Because securities in which the Fund invests may trade on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found on the Fund’s website at www.kraneshares.com.

Management

Investment Manager

Krane Funds Advisors, LLC (“Krane” or “Adviser”) is a registered investment adviser located at 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020 and serves as investment manager of the Fund. Krane has served as the investment manager of the Fund since its inception.

Krane is responsible for the general management and administration of the Trust and oversight of Bosera. Krane is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. Krane administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits its officers and employees to serve as officers or Trustees of the KraneShares Trust. The Board of Trustees of the Trust supervises Krane and establishes policies that Krane must follow in its day-to-day management activities. Pursuant to an Investment Advisory Agreement between the Trust and Krane, the Fund pays Krane a fee, which is calculated daily and paid monthly, at an annual rate of 0.78% of the average daily net assets of the Fund (prior to March 8, 2016, the Fund paid Krane at an annual rate of 1.10% of the average daily net assets of the Fund).

Krane bears all of its own costs associated with providing these advisory services. As part of its agreement with the Trust, Krane has contractually agreed to pay all operating expenses of the Fund, including the cost of index licensing fees, transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions, derivative counterparty fees, and other expenses connected with execution of portfolio transactions, expenses of the Independent Trustees (including any Trustees’ counsel fees), extraordinary expenses, distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, if any, and the advisory fee payable to Krane.

Krane has contractually agreed to reduce its management fee to 0.68% of the Fund’s average daily net assets. This contractual fee waiver will continue until at least July 31, 2017. The Expense Limitation Agreement may be terminated at any time by the Board upon sixty (60) days’ written notice to Krane or by Krane, effective at the end of the current term of the Expense Limitation Agreement, upon at least 60 days’ written notice prior to the end of such current term. In addition, the Expense Limitation Agreement will terminate if the Investment Advisory Agreement for the Fund is terminated with such termination effective upon the effective date of the Agreement’s termination.

As of the end of the Fund’s last fiscal year, the Adviser had not compensated all of the Fund's service providers on a timely basis. As of the date of this prospectus, however, the Adviser had paid or entered into payment arrangements to schedule the payment of outstanding expenses. The failure to make scheduled payments or the non-payment of future expenses could have a material adverse effect on the Fund.

For the fiscal year ended March 31, 2016, Krane received 0.85% of the Fund’s average daily net assets in advisory fees.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with Krane is included in the Fund’s Annual Report to Shareholders dated March 31, 2016.

Management

Krane has received “manager of managers” exemptive relief from the SEC that permits Krane, subject to the approval of the Board of Trustees, to appoint an unaffiliated sub-adviser or co-adviser or to change the terms of an advisory agreement with an unaffiliated sub-adviser or co-adviser for the Fund without first obtaining shareholder approval. The exemptive order permits the Fund to add or to change unaffiliated sub-advisers or co-advisers or to change the fees paid to such parties from time to time without the expense and delays associated with obtaining shareholder approval of the change. However, any increase in the aggregate advisory fee paid by the Fund remains subject to shareholder approval. In addition, Krane continues to have ultimate responsibility subject to oversight by the Board of Trustees to oversee the sub-advisers or co-advisers and recommend their hiring, termination, and replacement. The order permits the Fund to disclose sub-advisers’ or co-advisers’ fees only in the aggregate in its registration statement. The Fund will notify shareholders of any change in the identity of a sub-adviser or co-adviser or the addition of a co-adviser to the Fund.

Investment Co-Adviser

Bosera, located at Suite 4109, Jardine House, One Connaught Place, Central, Hong Kong, serves as the Co-Adviser of the Fund. Bosera is responsible for the day-to-day investment management of the Fund, subject to the supervision of Krane and the Board of Trustees. For the services it provides to the Fund, Krane pays Bosera a fee equal to 50% of the net revenue Krane receives from the Fund. Net revenue is equal to gross revenue minus any fees waived, Fund expenses reimbursed, and other expenses paid or incurred by Krane.

Bosera, a recently registered investment adviser with the SEC, is a wholly-owned subsidiary of Bosera Asset Management Company Limited, one of the largest fund management companies in China. Headquartered in Shenzhen, Bosera Asset Management Company Limited was established in 1998, among the first fund houses in China. As of June 30, 2016, the Bosera group managed more than $69 billion in assets for clients in Asia, Europe and North America. The Bosera group seeks to offer expertise and on-the-ground insight into China, servicing and advising institutional and retail investors globally, including sovereign wealth funds, central banks and national pensions. Bosera group also has experience in managing several index funds and ETFs in China.

In September 2013, the CSRC issued an administrative order to the parent company of Bosera, Bosera Asset Management Company Limited. Under the order, for a six-month period, any new application submitted by Bosera’s parent company with respect to any new investment products and business initiatives requiring CSRC’s approval would not be processed by the CSRC. All other business activities operated under Bosera’s parent company would remain as usual and would not be affected by such order. As noted above, the order is limited only to Bosera’s parent company and to new products requiring CSRC’s approval in China. Consequently, the order does not cover the Fund or Bosera.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with Bosera is included in the Fund’s Annual Report to Shareholders dated March 31, 2016.

Management

Portfolio Manager

Mrs. Qiong Wan is responsible for managing the Fund. Mrs. Wan has more than nine years of work experience in the financial services industry. In that time, she has worked in various capacities ranging from accounting to fund management. Mrs. Wan joined Bosera in March 2011 as a fund manager assistant on the Index & Quant Team. From December 2013 to June 2015, she served as a backup fund manager of the Bosera FTSE China A50 Index ETF, and from June 2015 to May 2016, she served as a fund manager on the Index & Quant Team. Mrs. Wan graduated with a Bachelor of Business Administration from Central South University in June 2004 and earned a Master of Science in Quantitative Economics from Central South University in May 2009.

Additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of securities in the Fund is available in the SAI.

Shareholder Information

Calculating NAV

The Fund calculates its NAV by:

•	Taking the current market value of its total assets
•	Subtracting any liabilities and withholdings (if any) for applicable capital gains
•	Dividing that amount by the total number of shares owned by the shareholders

The Fund normally calculates NAV as of the regularly scheduled close of normal trading on each day that the Exchange is open for business (a “Business Day”) (normally, 4:00 p.m., Eastern time). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In calculating the values of the Fund’s portfolio securities, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last reported sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at the time as of which the Fund’s NAV is calculated if a security’s exchange is normally open at that time). If there is no such reported sale, such securities are valued at the most recent mean between the quoted bid and asked prices (absent both bid and asked prices on such exchange, the bid price may be used). For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. The value of a swap contract is equal to the obligation (or rights) under the swap contract, which will generally be equal to the net amounts to be paid or received under the contract based upon the relative values of the positions held by each party to the contract as determined by the applicable independent, third party pricing agent. Exchange-traded options are valued at the last reported sales price on the exchange on which they are listed. Futures are valued at the settlement price established by the board of trade on which they are traded. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate. The exchange rates used for valuation are captured as of the close of the London Stock Exchange each day normally at 11:00 a.m. Eastern Time. Prices for most securities held by the Fund are provided daily by independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available,” or are not deemed to reflect current market values, or are debt securities where no evaluated price is available from the Trust’s third-party pricing agents pursuant to established methodologies, are fair valued by the Trust’s Fair Valuation Committee in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using “fair value” pricing may include, but are not limited to: there are no current market quotations for the security or its issuer is in default or bankruptcy; the security is subject to certain corporate actions (such as mergers or reorganizations) or is subject to non-U.S. investment limits or currency controls;

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the security’s trading has been halted or suspended or it has been de-listed from its primary trading exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of securities listed on the Hong Kong, Shanghai and Shenzhen Stock Exchanges (“PRC securities”) is halted or suspended due to company-specific reasons; or trading of the security is subject to local government-imposed restrictions. Further, PRC securities held by the Fund may be fair valued to take into account certain relevant facts and circumstances if, among other things, they were obtained pursuant to an RQFII license and Chinese regulations are revised to limit repatriation or the Fund uses a QFII license to invest in PRC securities (under which repatriation of proceeds from the sale of PRC securities may be limited). The Fund may fair value certain of the foreign securities held by the Fund each day the Fund calculates its NAV. Price movements in U.S. markets that are deemed to affect the value of foreign securities, or reflect changes to the value of such securities, also may cause securities to be fair valued. When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

In addition, the Fund may fair value its securities if an event that may materially affect the value of the Fund’s securities that trade outside of the United States (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector. Events that may be Significant Events may include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If the Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates NAV, it may request that a meeting of the Fair Valuation Committee be called. When a security is valued in accordance with the fair valuation policies and procedures, the fair value will be determined after taking into consideration all relevant information reasonably available.

Investments in open-end investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end investment companies that trade on an exchange are valued at the last reported sale price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. If there is no such reported sale, such securities are valued at the most recent mean between the quoted bid and asked prices (absent both bid and asked prices on such exchange, the bid price may be used).

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could actually be realized upon the sale of the security or that another fund that uses market quotations or its own fair value procedures to price the same securities. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index. This may adversely affect the Fund’s ability to track the Underlying Index.

Trading in securities on many foreign exchanges is normally completed before the close of business on each Business Day. In addition, securities trading in a particular country or countries may not take place on each Business Day or may take place on days that are not Business Days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s NAV is not calculated and on which Fund shares do not trade and sales and redemptions of shares do not occur. As a result, the value of the Fund’s portfolio securities and the net asset value of its shares may change on days when you will not be able to purchase or sell your shares.

Shareholder Information

Buying and Selling Fund Shares

Shares of the Fund may be purchased or redeemed directly from the Fund only in Creation Units or multiples thereof. Only a broker-dealer (“Authorized Participant”) that enters into an Authorized Participant Agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”), may engage in creation and redemption transactions directly with the Fund. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, and are subject to transaction fees, which are described in the SAI.

Once created, shares are listed on the Exchange and trade in the secondary market. When you buy or sell the Fund’s shares in the secondary market, you will pay or receive the market price. Shares can be bought and sold throughout the trading day like other publicly traded securities. Most investors will buy and sell shares through a broker and, thus, will incur customary brokerage commissions and charges when buying or selling shares.

The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day, and Christmas Day.

Share Trading Prices

The trading prices of the Fund’s shares listed on the Exchange may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value of the portfolio underlying a share of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of such values and makes no warranty as to their accuracy.

Active Investors and Market Timing

The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly and therefore does not cause the Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, the Fund imposes a transaction fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing that the Board noted is possible because Creation Unit transactions for Fund shares are generally effected in cash. The Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms

Shareholder Information

and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), Krane, Bosera or an affiliate of either may pay the intermediary for marketing activities or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Distribution Plan

The Fund has adopted a Distribution Plan (the “Plan”) that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services (“Service Providers”). Under the Plan, if a Service Provider provides distribution services, the Fund would pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act. The Distributor would, in turn, pay the Service Provider out of its fees.

The Board of Trustees currently has determined not to implement any 12b-1 fees pursuant to the Plan. 12b-1 fees may only be imposed after approval by the Board of Trustees. Because any distribution fees would be paid out of the Fund’s assets on an on-going basis, if payments are made in the future, the distribution fees would increase the cost of your investment and may cost you more than paying other types of sales charges.

Dividends and Distributions

The Fund pays out dividends to shareholders, if any, at least annually. The Fund distributes its net capital gains, if any, to shareholders annually. The Fund may make distributions on a more frequent basis. The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company under Subchapter M of the Internal Revenue Code, to avoid imposition of income or excise taxes on undistributed income.

Additional Tax Information

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as the Fund qualifies for treatment as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Tax Status of Distributions

The Fund will, at least annually, distribute substantially all of its net investment taxable income, and net capital gains income.

The income dividends you receive from the Fund (which include the Fund’s short-term capital gains) will be taxed as either ordinary income or qualified dividend income. For non-corporate shareholders, dividends that are reported as qualified dividend income are generally taxable at reduced maximum tax rates to the extent that the Fund receives qualified dividend income and subject to certain limitations. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that is attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. Because of the Fund’s investment objective, it does not expect to distribute dividends eligible for qualified dividend income treatment or the dividends received deduction.

Distributions of the Fund’s short-term capital gains are generally taxable as ordinary income. Any distributions of net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are taxable at reduced maximum tax rates.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of distributions you receive from the Fund.

Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

Your broker will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gains distributions shortly after the close of each calendar year.

If you lend your Fund shares pursuant to securities lending arrangements, you may lose the ability to treat the Fund’s dividends (paid while the shares are held by the borrower) as qualified dividend income. Consult your financial intermediary or tax adviser.

Additional Tax Information

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Fund. If more than 50% of the total assets of the Fund at the close of a year consist of non-U.S. stocks or securities, then the Fund may elect, for U.S. federal income tax purposes, to treat certain non-U.S. income taxes (including withholding taxes) paid by the Fund as paid by its shareholders. The Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election. Please see “— Chinese Tax Considerations” below for a further discussion of these issues with respect to China, which imposes withholding taxes on interest payments, dividends and possibly capital gains from A Shares.

Tax Status of Share Transactions

Any capital gain or loss upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year and as a short-term gain or loss if held for one year or less. Any capital loss on the sale of Fund shares held for six months or less is treated as a long-term capital loss to the extent that any capital gain distributions were paid with respect to such shares.

If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on income received with respect to the shares (including Fund dividends and distributions, and any gain on the sale of shares), until you begin receiving payments from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

Medicare Contribution Tax

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” including interest, dividends, and certain capital gains (including capital gains realized on the sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Back-Up Withholding

The Fund will be required in certain cases to withhold at applicable withholding rates (currently 28%) and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to back-up withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to back-up withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

State Tax Considerations

In addition to federal taxes, distributions by the Fund and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

Additional Tax Information

Non-U.S. Investors

If you are not a citizen or permanent resident of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund. You also may potentially be subject to U.S. federal estate taxes.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax will generally be imposed on (1) dividends paid by the Fund and (2) on long-term and redemption proceeds and certain capital gain dividends paid by the Fund after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the Internal Revenue Service, or the tax authorities in their home jurisdictions, information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Chinese Tax Considerations

Per a circular (Caishui [2014] 79), the Fund is expected to be temporarily exempt from the capital gains PRC WHT on trading in A Shares as of November 17, 2014. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. If Krane expects such WHT on trading in A Shares to be imposed, Krane reserves the right to establish a reserve for such tax. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund’s payment of it.

The PRC WHT on dividends and interest, if any, is normally withheld by the Fund’s custodian bank. To the extent such WHT was not withheld by the Fund’s custodian bank, however, Krane has made or would generally need to make relevant provision for the tax on dividends from A Shares and any relevant interest.

Even if the Fund qualifies and elects to pass through foreign taxes to its shareholders, as described above, your ability to claim a credit for such taxes may be limited. See the SAI for further information.

Taxes on Creations and Redemptions of Creation Units

A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the purchaser’s aggregate basis in the securities surrendered and any net amount of cash paid for the Creation Units. A person who redeems Creation Units and receives securities in-kind from the Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The Internal Revenue Service, however, may assert that a loss

Additional Tax Information

realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.

The Fund has the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determinations.

Other Information

Premium/Discount Information

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods is available by visiting the Fund’s website at www.kraneshares.com.

Continuous Offering

The method by which Creation Units of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the Fund’s shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Other Information

Householding Policy

To reduce expenses, we mail only one copy of the prospectus or summary prospectus, each annual and semi-annual report, and any proxy statements to each address shared by two or more accounts with the same last name or that the Trust reasonably believes are members of the same family. If you wish to receive individual copies of these documents, please call the Trust at 1.855.857.2638 between the hours of 8:30 a.m. and 6:00 p.m. Eastern Time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

Investors who hold their shares through an intermediary are subject to the intermediary’s policies. Contact your financial intermediary for any questions you may have.

More Information

For more information on how to buy and sell shares of the Fund, call 1.855.857.2638 or visit www.kraneshares.com.

Index Provider Information

MSCI Inc., the Index Provider, is not affiliated with the Trust, Krane, Bosera, the Administrator, the Distributor or any of their respective affiliates. Krane has entered into a license agreement with the Index Provider to use the Underlying Index. Krane sublicenses rights in the Underlying Index to the Trust at no charge.

More information about the Index Provider is located in the SAI.

Disclaimers

MSCI Disclaimer

The Fund is not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by Krane. None of the MSCI parties makes any representation or warranty, express or implied, to the issuer or owners of the Fund or any other person or entity regarding the advisability of investing in funds generally or in this fund particularly or the ability of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI indexes which are determined, composed and calculated by MSCI without regard to the Fund or the issuer or owners of the Fund or any other person or entity. None of the MSCI Parties has any obligation to take the needs of the issuer or owners of the Fund or any other person or entity into consideration in determining, composing or calculating the MSCI indexes. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by or the consideration into which the Fund is redeemable. Further, none of the MSCI Parties has any obligation or liability to the issuer or owners of the Fund or any other person or entity in connection with the administration, marketing or offering of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI indexes from sources that MSCI considers reliable, none of the MSCI Parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI index or any data included therein. None of the MSCI Parties makes any warranty, express or implied, as to results to be obtained by the issuer of the Fund, owners of the Fund, or any other person or entity, from the use of any MSCI Index or any data included therein. None of the MSCI Parties shall have any liability for any errors, omissions or interruptions of or in connection with any MSCI index or any data included therein. Further, none of the MSCI Parties makes any express or implied warranties of any kind, and the MSCI Parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each MSCI index and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

NYSE Arca Disclaimer

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca, Inc. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

Disclaimers

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Krane Disclaimer

Krane does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Krane shall have no liability for any errors, omissions or interruptions therein.

Krane makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Krane makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Krane have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

Financial Highlights

The table that follows presents the financial highlights for the Fund. The table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is incorporated by reference herein and is available upon request.

Selected Per Share Data & Ratios
For the Year/Period Ended March 31
For a Share Outstanding Throughout Each Period

KraneShares Bosera MSCI China A Share ETF	2016	2015	2014(1)
Net Asset Value, Beginning of Period ($)	53.55	28.92	30.00
Net Investment Income (Loss) ($)*	0.62	(0.22)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments ($)	(13.67)	24.90	(1.06)
Total from Operations ($)	(13.05)	24.68	(1.08)
Distribution from Net Investment Income ($)	(0.41)	(0.05)	—
Distribution from Capital Gains ($)	(9.72)	—	—
Total from Distributions ($)	(10.13)	(0.05)	—
Net Asset Value, End of Period ($)	30.37	53.55	28.92
Total Return (%)**	(27.18)	85.37	(3.60)
Net Assets End of Period ($) (000)	4,555	26,774	11,566
Ratio of Expenses to Average Net Assets (%)	0.93 (2)	1.31	1.10	†
Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)	1.18 (2)	1.51	1.10	†
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.18	(0.55)	(0.84	)†
Portfolio Turnover (%)	116	110	—	††

(1)	The Fund commenced operations on March 4, 2014.
(2)	Management fees and expense cap decreased to 0.78% and 0.68%, respectively, as of March 21, 2016. Prior to March 21, 2016, the management fee was 1.10% before a contractual waiver and 0.85% after the contractual waiver.
*	Per share data calculated using average shares method.
**	Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of creation and redemption fees associated with creation units.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.

Amounts designated as “—” are $0 or have been rounded to $0.

Additional Information

Additional and more detailed information about the Fund is included in the SAI dated August 1, 2016. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (“http://www.sec.gov”) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520 or by emailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the Annual or Semi-Annual Reports or make inquiries, without charge by calling 1.855.857.2638, visiting www.kraneshares.com, or writing the Trust at 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020. Additional information about the Fund’s investments will be available in the Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Fund’s SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund, Krane or Bosera. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust enters into contractual arrangements with various parties, including among others, the Fund's investment adviser, sub-adviser(s) (if applicable), distributor, custodian, and transfer agent who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust, the Trustees, or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

The Trust’s Investment Company Act file number is 811-22698.

KraneShares Trust

Prospectus

August 1, 2016, as supplemented on November 2, 2016

KRANESHARES ZACKS NEW CHINA ETF
(formerly, KRANESHARES CSI NEW CHINA ETF) (KFYP)

Fund shares are not individually redeemable. Fund shares are listed on NYSE Arca, Inc. (“Exchange”). The Fund is non-diversified.

Neither the Securities and Exchange Commission nor any state securities commissions has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

KraneShares Trust

KraneShares Zacks New China ETF (formerly, KraneShares CSI New China ETF)

Investment Objective

The KraneShares Zacks New China ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of a specific foreign equity securities benchmark. The Fund’s current benchmark is the Zacks New China Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The table below does not include the brokerage commissions that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.73%

*	Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not reflect any brokerage commissions that you may pay on purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$75	$233	$406	$906

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended March 31, 2016, the Fund’s portfolio turnover rate was 575% of the average value of its portfolio. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares.

1

KraneShares Zacks New China ETF (formerly, KraneShares CSI New China ETF)

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its total assets in securities of the Underlying Index or in depositary receipts representing securities of the Underlying Index. The Underlying Index takes a “smart-beta” approach to provide exposure to companies listed in Mainland China, Hong Kong and the United States whose primary business or businesses the index sponsor, Zacks Index Services (“Zacks”), has determined are important in the current Five-Year Plan (“Plan”) of the central Chinese government. Zacks’ smart-beta approach evaluates the sectors it expected to benefit from the Plan and then ranks the stocks within each sector based on various investment factors, including price, cash flow, free cash flow, momentum and volatility. Based on the foregoing, the top 40 stocks will be included in the Underlying Index. As of each rebalance date, the top 10 largest capitalization stocks included in the Underlying Index typically will represent approximately 3.75% of the Underlying Index each, the middle 20 capitalization stocks will represent approximately 2.5% of the Underlying Index each, and the smallest 10 capitalization stocks will represent approximately 1.25% of the Underlying Index each. In addition, as of the rebalance date, no sector will represent more than 40% of the Underlying Index. The Underlying Index will be rebalanced annually.

The Fund principally expects to obtain exposure to China A-Share components of the Underlying Index by investing through the Shanghai-Hong Kong Stock Connect program or a similar program, such as the Shenzhen-Hong Kong Stock Connect program.

The Plan is a series of development initiatives that have been released by the Chinese government every five years since 1953. The Plan outlines the government’s goals for, among other things, social and economic growth and industrial planning in key sectors and regions. For example, the central Chinese government released the Thirteenth Five Year Plan (2016 – 2020) in March 2016. The Thirteenth Five Year Plan emphasizes improving the lives of Chinese citizens, health care, technology, the environment, more competitive markets, agriculture, the military and education.

The Underlying Index defines Chinese companies to include companies incorporated in China, companies with a majority of their business in China, companies headquartered in China, companies directly or indirectly controlled by an entity owned by a Chinese central, provincial or municipal government and companies listed for trading in Hong Kong with significant operations in China. As of June 30, 2016, the Underlying Index included 40 securities of companies with a total market capitalization of $1.4 trillion and a weighted average market capitalization of $20 billion.

The Fund may invest up to 20% of its assets in investments that are not included in the Underlying Index, but that the Fund believes will help it track the Underlying Index. These investments include investments in the shares of or depositary receipts representing other equity issuers, including China A-Shares and B-Shares. To the extent the Fund invests in China A-Shares, it would expect to do so through the Shanghai-Hong Kong Stock Connect Program or a similar program, such as the Shenzhen-Hong Kong Stock Connect Program.

The Fund employs a “passive management” investment strategy in seeking to achieve its investment objective. The Fund generally will use a replication methodology, meaning it will invest in all of the securities comprising the Underlying Index in proportion to the weightings in the Underlying Index. However, the Fund may utilize a representative sampling methodology under various circumstances, including where it may not be possible or practicable to purchase all of the securities in the Underlying Index. Representative sampling is an indexing strategy that generally involves investing in a representative sample of securities that has an investment profile similar to the Underlying Index.

2

KraneShares Zacks New China ETF (formerly, KraneShares CSI New China ETF)

The Fund is expected to concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is so concentrated. As of June 30, 2016, issuers in the information technology sector (30.87%) and materials sector (17.66%) represented a significant portion of the Underlying Index. The Fund is non-diversified.

Zacks is independent of the Fund and the Fund’s investment adviser, Krane Funds Advisors LLC (the “Adviser”). Zacks determines the components and the relative weightings of the securities in the Underlying Index.

Principal Risks

As with all exchange traded funds (“ETFs”), a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In addition to these risks, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

A-Shares Risk.  Investments in A-Shares are heavily regulated and the recoupment and repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. This could cause volatility in the Fund’s share price and subject the Fund to a greater risk of trading halts.

Custody Risks.  A-Shares may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of the entity holding the A-Shares may pursue the Fund’s A-Shares and that regulatory actions may affect the Fund.

Tax Risk.  Per a circular (Caishui [2014] 79), the Fund is expected to be temporarily exempt from the Chinese withholding tax (“WHT”) on capital gains on trading in A-Shares as of November 17, 2014. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. If Krane expects such WHT on trading in A-Shares to be imposed, Krane reserves the right to establish a reserve for such tax. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund’s payment of it.

The WHT on dividends and interest, if any, is normally withheld by the Fund’s custodian bank. To the extent such WHT was not withheld by the Fund’s custodian bank, however, Krane has made or would generally need to make relevant provision for the tax on dividends from A-Shares and any relevant interest.

Investors should note that such provision may be excessive or inadequate to meet actual WHT liabilities (which could include interest and penalties) on the Fund’s investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities.

3

KraneShares Zacks New China ETF (formerly, KraneShares CSI New China ETF)

Authorized Participants Concentration Risk.  The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to net asset value and may face delisting from the Exchange.

Concentration Risk.  Because the Fund’s assets will be concentrated in an industry or group of industries or sector, to the extent that the Underlying Index concentrates in a particular industry or group of industries or sector, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries or sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. From time to time, the Fund may invest a significant percentage of its assets in issuers in a single industry (or the same group of industries) or sector of the economy. While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Underlying Index, the Fund is currently subject to the risks described below. The Fund may have significant exposure to other industries or sectors over time.

Information Technology Sector Risk.  The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

Materials Sector Risk.  The materials sector may be adversely impacted by the volatility of commodity prices, exchange rates, depletion of resources, over-production, litigation and government regulations, among other factors.

Currency Risk.  The Fund’s NAV is determined on the basis of the U.S. dollar, therefore, the Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

Depositary Receipt Risk.  The Fund may hold the securities of Chinese and other non-U.S. companies in the form of depositary receipts, including ADRs. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading, which will affect the value of the depositary receipts. Like direct investments in foreign securities, investments in depositary receipts involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Emerging Markets Risk.  The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

Equity Securities Risk.  An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and

4

KraneShares Zacks New China ETF (formerly, KraneShares CSI New China ETF)

perceived trends in stock prices. Equity securities are subject to volatile changes in value and their values may be more volatile than other asset classes.

Focused Portfolio Risk.  Changes in the value of a small number of issuers are likely to have a larger impact on the Fund's net asset value than if the Fund held a greater number of issuers.

Foreign Securities Risk.  Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about non-U.S. issuers. Non-U.S. issuers, especially issuers in China and other emerging markets, may also be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Specifically, issuers in China are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore, all material information may not be available or reliable. Investments in foreign securities may be less liquid than investments in U.S. securities.

Additionally, the securities markets in China have a limited operating history and are not as developed as those in the U.S. A small number of issuers may represent a large portion of the China market as a whole, and prices for securities of these issuers may be very sensitive to adverse political, economic, or regulatory developments in China and other Asian countries, and may experience significant losses in such conditions. The value of Chinese currencies may also vary significantly relative to the U.S. dollar, affecting the Fund’s investments.

Income from securities of non-U.S. issuers, including, in the case of Chinese issuers, gains on the sale of such securities, may be subject to foreign taxes. Even if the Fund qualifies to pass these taxes through to shareholders, your ability to claim a credit for such taxes may be limited, particularly in the case of taxes on capital gains.

Geographic Focus Risk.  The Fund’s investments are focused in China and Hong Kong, and therefore the Fund will be susceptible to adverse market, political, regulatory, and geographic events affecting those regions.

China.  The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy, and may introduce new laws and regulations that have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. An investment in the Fund involves a risk of total loss. In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are characterized by relatively frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility. Further, the Chinese economy is heavily dependent upon trading with key partners, such as the United States, Japan and countries in the European Union. Any reduction in this trading may cause an adverse impact on the Chinese economy and, thus, the value of the Fund’s investments.

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold large amounts of non-performing loans. Thus, there exists a possibility

5

KraneShares Zacks New China ETF (formerly, KraneShares CSI New China ETF)

that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make certain Chinese securities illiquid.

Hong Kong.  The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government.

High Portfolio Turnover Risk.  The Fund's strategy may result in high turnover rates, which may increase the Fund's brokerage commission costs and negatively impact the Fund's performance.

International Closed Market Trading Risk.  Because the Fund’s underlying securities trade on markets that may be closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying security and stale pricing resulting in the Fund trading at a discount or premium to net asset value that may be greater than those incurred by other exchange-traded funds.

Large-Capitalization Risk.  Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

Liquidity Risk.  The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund halt trading, such as due to an exchange’s limit-up, limit-down rules, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Management Risk.  Because the Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index, the Fund is subject to management risk. This is the risk that the Adviser’s security selection process, which is subject to a number of constraints, may not produce the intended results.

Market Risk.  The values of securities in the Underlying Index could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in global financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund. Further, the Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements. Such market developments may also cause the Fund to encounter difficulties in timely honoring redemptions, especially if market events cause an increased incidence of shareholder redemptions.

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KraneShares Zacks New China ETF (formerly, KraneShares CSI New China ETF)

Non-Diversified Fund Risk.  Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single issuer could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Passive Investment Risk.  The Fund is not actively managed and therefore may not sell an equity security due to current or projected underperformance of a security, industry or sector. To the extent the Fund uses a representative sampling approach, it may result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held more of the securities in the Underlying Index.

Premium/Discount Risk.  Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines.

Secondary Market Trading Risk.  Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained.

Shanghai-Hong Kong Stock Connect Program Risk.  The Shanghai-Hong Kong Stock Connect program is subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A-Shares through the program and to enter into or exit trades on a timely basis. The Shanghai market may be open at a time when the Shanghai-Hong Kong Stock Connect program is not active, with the result that prices of A-Shares may fluctuate at times when the Fund is unable to add to or exit its positions. Because the Shanghai-Hong Kong Stock Connect program is new, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is unknown. Further, regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the program. There is no guarantee that the Shanghai and Hong Kong Stock Exchanges will continue to support the Shanghai-Hong Kong Stock Connect program in the future.

Any future stock connect program, such as the Shenzhen-Hong Kong Stock Connect program, would be subject to similar risks.

Small-and Mid-Capitalization Company Risk.  Investing in the securities of small- and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies and more established companies. Since small- and medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to

7

KraneShares Zacks New China ETF (formerly, KraneShares CSI New China ETF)

expected changes in interest rates, borrowing costs and earnings. These companies’ securities may be more volatile and less liquid than those of more established companies, and they may be more sensitive to market conditions.

Tax Risk.  In order to qualify for the favorable tax treatment generally available to regulated investment companies and avoid Fund-level taxes, the Fund must satisfy certain distribution requirements. Capital controls and currency controls may affect the Fund’s ability to meet the applicable distribution requirements. If the Fund fails to satisfy the distribution requirement necessary to qualify for treatment as a regulated investment company for any taxable year, the Fund would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level. If the Fund fails to satisfy a separate distribution requirement, it will be subject to a Fund-level excise tax. These Fund-level taxes will apply in addition to taxes payable at the shareholder level on distributions.

Tracking Error Risk.  The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. To the extent the Fund utilizes a representative sampling approach, and/or invests in securities that are not contained in the Underlying Index, it may experience tracking error to a greater extent than if the Fund sought to replicate the Underlying Index. This may be due to, among other factors, the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities. The Fund may not be able to invest in certain components of the Underlying Index due to legal restrictions imposed by foreign governments or other regulatory reasons. In addition, securities included in the Underlying Index may be suspended from trading. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected. Changes in currency exchange rates or delays in converting currencies may also cause tracking error.

Valuation Risk.  Independent market quotations for the non-U.S. securities held by the Fund may not be readily available, and such securities may be fair valued. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their holdings.

Performance Information

The following bar chart and table illustrate the variability of the Fund’s returns and indicate the risks of investing in the Fund by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. In addition, prior to December 1, 2015, a sub-adviser was responsible for day-to-day portfolio management of the Fund’s assets. Updated performance information is available at no cost by visiting www.kraneshares.com.

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KraneShares Zacks New China ETF (formerly, KraneShares CSI New China ETF)

Total Annual Returns For Calendar Year Ended December 31

As of June 30, 2016, the Fund’s year-to-date total return was -4.20%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter Ended/Year
Highest Return	16.56%	12/31/2015
Lowest Return	-22.23%	9/30/2015

Average Annual Total Returns for the period ended December 31, 2015

KraneShares Zacks New China ETF (previously known as the KraneShares CSI New China ETF)	1 year	Since Inception (7-22-2013)
Return Before Taxes	-0.45%	11.26%
Return After Taxes on Distributions	-2.85%	10.01%
Return After Taxes on Distributions and Sale of Fund Shares	1.60%	8.66%
CSI Overseas China Five-Year Plan Index* (Reflects no deduction for fees, expenses or taxes)	1.70%	12.11%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	1.38%	10.23%

*	Prior to June 1, 2016, the Fund was known as the KraneShares CSI New China ETF and sought to provide investment results that, before fees and expenses, corresponded generally to the price and yield performance of the CSI Overseas China Five-Year Plan Index. Future prospectuses will include the performance information of the Hybrid CSI Overseas China Five-Year Plan Index/Zacks New China Index, which will consist of the CSI Overseas China Five-Year Plan Index from inception of the Fund through May 31, 2016 and the Zacks New China Index going forward.

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KraneShares Zacks New China ETF (formerly, KraneShares CSI New China ETF)

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

Management

Investment Adviser

Krane Funds Advisors, LLC serves as the investment adviser to the Fund.

Portfolio Manager

Mark Schlarbaum, Managing Partner of the Adviser, has had primary responsibility for trading the Fund’s portfolio securities since December 2015.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Tax Information

The Fund’s distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund’s shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

10

Additional Information About the Fund

Additional Investment Objective, Principal Investment Strategies, Underlying Index, and
Principal Risks Information

Investment Objective.  The Fund’s investment objective is non-fundamental. As a result, the Fund may change its investment objective without shareholder approval.

Principal Investment Strategies.  The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of its Underlying Index.

In seeking to provide such investment results, the Fund intends to employ an index replication strategy, which means that the Fund typically will invest in substantially all of the components of the Underlying Index in approximately the same weights as they appear in the Underlying Index. Under certain circumstances, including when it may not be possible or practicable to purchase all of the securities in the Underlying Index, the Fund may employ a representative sampling index strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index when the Fund is using a representative sampling indexing strategy.

A number of factors may affect the Fund’s ability to achieve a high correlation with its Underlying Index, including the degree to which the Fund utilizes a representative sampling methodology. The Fund may sell securities that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index. There can be no guarantee that the Fund will achieve a high degree of correlation with the Underlying Index.

Under normal circumstances, the Fund will invest at least 80% of its total assets in securities of its Underlying Index or in depositary receipts representing securities of the Underlying Index. The Fund principally expects to obtain exposure to China A-Share components of the Underlying Index by investing through the Shanghai-Hong Kong Stock Connect program or a similar program, such as the Shenzhen-Hong Kong Stock Connect program. A-Shares are issued by companies incorporated in mainland China and that are traded on Chinese exchanges. Investments in A-Shares are made available to domestic Chinese investors and certain foreign investors, mainly those who have been approved as a QFII or a RQFII. Investments by other foreign investors in A-Shares are subject to various regulations and limits, but the Fund may gain exposure to A-Shares by investing in A-Shares through the Shanghai-Hong Kong Stock Connect program or similar program, such as the Shenzhen-Hong Kong Stock Connect program, or by investing in investments that provide exposure to A-Shares, such as other investment companies. Investments in A-Shares are also subject to various restrictions. The trading volatility of A-Shares could cause volatility in the Fund’s share price and subject the Fund to a greater risk of trading halts.

The Fund does not engage in temporary defensive investing, keeping the Fund’s assets fully invested in all market environments. As a result, the Fund may be more vulnerable to adverse market movements than a fund that engages in temporary defensive investing strategies.

To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry.

Each of the investment policies described in this Prospectus, including the Fund’s investment objective and 80% policy, is a non-fundamental policy that may be changed by the Board of Trustees of the Trust without shareholder approval upon 60 days prior written notice to shareholders. Certain fundamental policies of the Fund are set forth in the Fund’s SAI.

11

Additional Information About the Fund

Additional Information Regarding the Underlying Index.

Additional information regarding the Fund’s Underlying Index is provided below. The Adviser may sell securities that are represented in the Underlying Index or purchase securities not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index. There also may be instances in which the Adviser may choose to overweight securities in the Underlying Index or purchase or sell securities not included in the Underlying Index which the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking to track the Underlying Index.

The Zacks New China Index

The Underlying Index takes a smart-beta approach to provide focused exposure to companies listed in Mainland China, Hong Kong and the United States whose primary business or businesses the index sponsor, Zacks Index Services (“Zacks”), has determined are important in the current Five-Year Plan (“Plan”) of the central Chinese government. The Plan is a series of development initiatives that have been released by the Chinese government every five years since 1953. The Plan outlines the government’s goals for, among other things, social and economic growth and industrial planning in key sectors and regions. For example, the central Chinese government is expected to release the Thirteenth Five Year Plan (2016 – 2020) in March 2016. The Twelfth Five Year Plan (2011 – 2015) focused on several areas including, increasing domestic consumption, modernizing agriculture through mechanization and improvement of agricultural service businesses, encouraging stable urbanization, promoting energy saving and environmental protection and encouraging domestic technological innovation. The Thirteenth Five Year Plan emphasizes improving the lives of Chinese citizens, health care, technology, the environment, more competitive markets, agriculture, the military and education.

Zacks’ smart-beta approach evaluates the sectors it expected to benefit from the Plan and then ranks the stocks within each sector based on various investment factors, including price, cash flow, free cash flow, momentum and volatility. Momentum will be measured based on total returns over the three months prior to the rebalancing of the Underlying Index and volatility will be measured by analyzing the standard deviation of total returns for each month during the six months prior to the rebalancing of the Underlying Index. Based on the foregoing analyses, the top 40 stocks will be included in the Underlying Index. As of each rebalance date, the top 10 largest capitalization stocks included in the Underlying Index typically will represent approximately 3.75% of the Underlying Index each, the middle 20 capitalization stocks will represent approximately 2.5% of the Underlying Index each, and the smallest 10 capitalization stocks will represent approximately 1.25% of the Underlying Index each. In addition, as of the rebalance date, no sector will represent more than 40% of the Underlying Index. The Underlying Index will be rebalanced annually.

The Fund principally expects to obtain exposure to China A-Share components of the Underlying Index by investing through the Shanghai-Hong Kong Stock Connect program or a similar program, such as the Shenzhen-Hong Kong Stock Connect program.

The Underlying Index defines Chinese companies to include companies incorporated in China, companies with a majority of their business in China, companies headquartered in China, companies directly or indirectly controlled by an entity owned by a Chinese central, provincial or municipal government and companies listed for trading in Hong Kong with significant operations in China. As of June 30, 2016, the Underlying Index included 40 securities of companies with a total market capitalization of $1.4 trillion and a weighted average market capitalization of $20 billion. The Underlying Index was originally established in May 2016.

12

Additional Information About the Fund

The Underlying Index was created and is maintained by Zacks. Zacks is independent of the Fund and the Adviser. Zacks determines the components and the relative weightings of the component securities in the Underlying Index.

Prior to June 1, 2016, the Fund sought to provide investment results that, before fees and expenses, corresponded generally to the price and yield performance of the CSI Overseas China Five-Year Plan Index.

Principal Risks of Investing in the Fund.  The following section provides additional information regarding the principal risks summarized under “Principal Risks” in the Fund’s Summary section. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

A-Shares Risk.  Investments in A-Shares are heavily regulated and the recoupment and repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. A-Shares may be subject to frequent and widespread trading halts and may become illiquid.

Custody Risks.  A-Shares may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of the entity holding the A-Shares may pursue the Fund’s A-Shares and that regulatory actions may affect the Fund.

Tax Risk.  Per a circular (Caishui [2014] 79), the Fund is expected to be temporarily exempt from the Chinese withholding tax (“WHT”) on capital gains on trading in A-Shares as of November 17, 2014. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. If Krane expects such WHT on trading in A-Shares to be imposed, Krane reserves the right to establish a reserve for such tax. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund’s payment of it.

The WHT on dividends and interest, if any, is normally withheld by the Fund’s custodian bank. To the extent such WHT was not withheld by the Fund’s custodian bank, however, Krane has made or would generally need to make relevant provision for the tax on dividends from A-Shares and any relevant interest.

Investors should note that such provision may be excessive or inadequate to meet actual WHT liabilities (which could include interest and penalties) on the Fund’s investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities.

Authorized Participants Concentration Risk.  The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized

13

Additional Information About the Fund

Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to net asset value and may face delisting from the Exchange.

Cash and Cash Equivalents Risk.  The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Capital Controls Risk.  Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by the Chinese and/or Hong Kong governments and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

Concentration Risk.  Because the Fund’s assets will be concentrated in an industry or group of industries or sector, to the extent that the Underlying Index concentrates in a particular industry or group of industries or sector, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries or sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. From time to time, the Fund may invest a significant percentage of its assets in issuers in a single industry (or the same group of industries) or sector of the economy. While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Underlying Index, the Fund is currently subject to the risks described below. The Fund may have significant exposure to other industries or sectors over time.

Information Technology Sector Risk.  As of June 30, 2016, issuers in the information technology sector represented 30.87% of the Underlying Index. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Materials Sector Risk.  As of June 30, 2016, issuers in the materials sector represented 17.66% of the Underlying Index. Companies in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical progress, labor relations and government regulations, among other factors. Also, companies in the materials sector are at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.

14

Additional Information About the Fund

Depositary Receipts Risk.  The Fund may invest in depositary receipts. Depositary receipts include American Depositary Receipts (“ADRs”) and, in addition to the risks involved with investing in foreign securities, carry additional risks. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investment in ADRs may be less liquid than the underlying shares in their primary trading market.

Depositary receipts may be sponsored or unsponsored. Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Depositary receipts may be unregistered and unlisted. The Fund’s investments may also include ADRs that are not purchased in the public markets and are restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933, as amended. The Adviser will determine the liquidity of such investments pursuant to guidelines established by the Fund’s Board of Trustees. If a particular investment in such ADRs is deemed illiquid, that investment will be included within the Fund’s limitation on investment in illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell these types of ADRs and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

Emerging Markets Risk.  The Fund invests a significant portion of its assets in securities and instruments that are traded in developing or emerging markets or that provide exposure to such securities or markets. These investments can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments. For example, developing and emerging markets may be subject to (i) greater market volatility, (ii) greater risk of asset seizures and capital controls, (iii) lower trading volume and liquidity, (iv) greater social, political and economic uncertainty, (v) governmental controls on foreign investments and limitations on repatriation of invested capital, (vi) lower disclosure, corporate governance, auditing and financial reporting standards, (vii) fewer protections of property rights, (viii) restrictions on the transfer of securities or currency, and (ix) settlement and trading practices that differ from U.S. markets. Each of these factors may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares, and cause the Fund to decline in value.

Equity Securities Risk.  The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Focused Portfolio Risk.  Changes in the value of a small number of issuers are likely to have a larger impact on the Fund's net asset value than if the Fund held a greater number of issuers.

Foreign Currency Considerations.  The Fund’s NAV is determined on the basis of U.S. dollars and, therefore, the Fund may lose value if a foreign currency depreciates against the U.S. dollar,

15

Additional Information About the Fund

even if the local currency value of the Fund’s holdings goes up. The Fund’s assets will be invested primarily in the equity securities of foreign issuers and the income received by the Fund will be primarily in foreign currencies. Meanwhile, the Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Any gain or loss attributable to fluctuations in exchange rates between the time the Fund accrues income or gain and the time the Fund converts such income or gain from a foreign currency to the dollar is generally treated as ordinary income or loss. Therefore, if the value of a foreign currency increases relative to the U.S. dollar between the accrual of income and the time at which the Fund converts the foreign currency to U.S. dollars, the Fund will recognize ordinary income upon conversion. In such circumstances, if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund may be required to liquidate certain positions in order to make distributions. The liquidation of investments, if required, may also have an adverse impact on the Fund’s performance. Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies. The use of currency transactions could result in the Fund’s incurring losses as a result of the imposition of exchange controls, exchange rate regulation, suspension of settlements or the inability to deliver or receive a specified currency.

Some foreign governments heavily regulate or restrict the exchange of foreign currencies. These restrictions may adversely affect the Fund and its investments. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing foreign securities. This could leave the Fund with uninvested cash, may hinder the Fund’s performance, since any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, and cause the Fund to incur cash drag.

Foreign Securities Risk.  Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political and economic instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers, especially issuers in China and other emerging markets, may be subject to less stringent regulation, and to different accounting, auditing, recordkeeping, financial reporting and investor protection requirements. Investments in foreign securities typically are less liquid than investments in U.S. securities. The value of foreign securities may change materially when the U.S. markets are not open for trading.

Income from securities of non-U.S. issuers, including, in the case of Chinese issuers, gains on the sale of such securities, may be subject to foreign taxes. Even if the Fund qualifies to pass these taxes through to shareholders, your ability to claim a credit for such taxes may be limited, particularly in the case of taxes on capital gains.

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Additional Information About the Fund

Foreign markets may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. This could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing the Fund’s assets to be uninvested for some period of time.

Geographic Focus Risk.  The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing the Fund’s assets to be uninvested for some period of time.

China Investment Risk.  The Fund is less diversified across countries or geographic regions and generally riskier than more geographically diversified funds. Risks associated with investment in China may negatively affect the Fund. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Since 1978, the Chinese government has been, and is expected to continue, reforming its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Notwithstanding the economic reforms instituted by the Chinese government and the Chinese Communist Party, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect the public and private sector companies in which the Fund invests. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well. Such actions and a variety of other centrally planned or determined activities by the Chinese government could have a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies and the payments of dividends and interest by Chinese companies. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Fund invests.

The government of China maintains strict currency controls in order to achieve economic, trade and political objectives and regularly intervenes in the currency market. The Chinese government places strict regulation on the yuan and Hong Kong dollar and manages the yuan and Hong Kong dollar so that they have historically traded in a tight range relative to the U.S. dollar. The Chinese government has been under pressure to manage the currency in a less restrictive fashion so that it is less correlated to the U.S. dollar. It is expected that such action would increase the value of the yuan and the Hong Kong dollar relative to the U.S. dollar. Of course, there can be no guarantee that this will occur, or that the yuan or the Hong Kong dollar will move in relation to the U.S. dollar as expected. The Chinese government also plays a major role in the country’s economic policies regarding foreign investments. Foreign investors are subject to the risk of loss from expropriation or nationalization of their investment assets and property, governmental restrictions on foreign investments and the

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Additional Information About the Fund

repatriation of capital invested. In addition, the rapid growth rate of the Chinese economy over the past several years may not continue. These and other factors could have a negative impact on the Chinese economy as a whole.

China has begun a process of privatization of certain entities and industries. In some instances, investors in newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or changing regulatory and legal standards, or in some cases, due to re-nationalization of such privatized entities. There is no assurance that such losses will not recur.

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold large amounts of non-performing loans. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make certain Chinese securities illiquid.

High Portfolio Turnover Risk.  The Fund's investment strategy may from time to time result in higher turnover rates. This may increase the Fund's brokerage commission costs. The performance of the Fund could be negatively impacted by the increased brokerage commission costs incurred.

International Closed Market Trading Risk.  Because the Fund’s underlying securities trade on markets that may be closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying security and stale pricing resulting in the Fund trading at a discount or premium to net asset value that may be greater than those incurred by other exchange-traded funds.

Large Capitalization Company Risk.  Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

Liquidity Risk.  The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements, and may also cause the Fund to encounter difficulties in timely honoring redemptions, especially if market events cause an increased incidence of shareholder redemptions. If a number of securities held by the Fund halt trading, such as due to an exchange’s limit-up, limit-down rules, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Management Risk.  Because the Fund may not fully replicate its Underlying Index and may hold less than the total number of securities in its Underlying Index, the Fund is subject to management risk. This is the risk that the Adviser’s security selection process, which is subject to a number of constraints, may not produce the intended results.

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Additional Information About the Fund

Market Risk.  The values of securities in the Underlying Index could decline generally or could underperform other investments. Market fluctuations could be caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of outperformance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. An investment in the Fund may lose money.

Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. As the Federal Reserve raises the federal funds rate, there is a risk that interest rates will rise, which may make investments in emerging markets less attractive. These policy changes may expose markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund's investments and share price to decline. To the extent that the Fund experiences high redemptions because of these governmental policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and will lower the Fund's performance.

Mid-Capitalization Company Risk.  Investing in the securities of medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies and more established companies. Since medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Non-Diversified Fund Risk.  Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single issuer could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Passive Investment Risk.  The Fund is not actively managed. Therefore, unless a specific security is removed from the Underlying Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. If a specific security is removed from the Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. It is anticipated that the value of Fund shares will decline, more or less, in correspondence with any decline in value of the Underlying Index. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to track the Underlying Index could have a negative effect on the Fund. Unlike an actively managed fund, the Fund does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of registered investment companies that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. To the extent the Fund uses a representative sampling approach, it will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse

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Additional Information About the Fund

development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held more of the securities in the Underlying Index.

Premium/Discount Risk.  The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the secondary market. It cannot be predicted whether Fund shares will trade below, at or above their NAV. As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. Price differences may be due, in part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Underlying Index trading individually. The market prices of Fund shares may deviate significantly from the NAV of the shares during periods of market volatility. Disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. Investors purchasing and selling Fund shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

Secondary Market Trading Risk.  Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, secondary market investors will incur the cost of the difference between the price that an investor is willing to pay for shares (the bid price) and the price at which an investor is willing to sell shares (the ask price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Increased market volatility may cause increased bid/ask spreads.

Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all.

Shanghai-Hong Kong Stock Connect Program Risk.  The Shanghai-Hong Kong Stock Connect program is subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A Shares through the Shanghai-Hong Kong Stock Connect program and to enter into or exit trades on a timely basis. The Shanghai market may be open at a time when the Shanghai-Hong Kong Stock Connect program is not active, with the result that prices of A Shares may fluctuate at times when the Fund is unable to add to or exit its position. Only certain A Shares are eligible to be accessed through the Shanghai-Hong Kong Stock Connect program. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Shanghai-Hong Kong Stock Connect program. Because the Shanghai-Hong Kong Stock Connect program is new, the actual effect on the market for trading A Shares with the introduction of large numbers of foreign investors is unknown. In addition, there is no assurance that the necessary systems required to

20

Additional Information About the Fund

operate the Shanghai-Hong Kong Stock Connect program will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Shanghai-Hong Kong Stock Connect program could be disrupted. The Shanghai-Hong Kong Stock Connect program is subject to regulations promulgated by regulatory authorities for both exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Shanghai-Hong Kong Stock Connect program, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that both the Shanghai and Hong Kong Stock Exchanges will continue to support the Shanghai-Hong Kong Stock Connect program in the future. Investments in A Shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. Because of the way in which A Shares are held in the Shanghai-Hong Kong Stock Connect program, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Shanghai Stock Exchange becomes insolvent. Because all trades through the Shanghai-Hong Kong Stock Connect program must be settled in RMB investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

Any future stock connect program, such as the Shenzhen-Hong Kong Stock Connect program, would be subject to similar risks.

Small-Capitalization Company Risk.  In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends. The Fund considers small-capitalization companies to be those with market capitalizations of less than $2 billion.

Tax Risk.  In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. Given the concentration of the Fund’s Underlying Index in a relatively small number of securities, it may not be possible for the Fund to fully implement a replication strategy or a sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may cause the Fund’s return to deviate from that of its Underlying Index, and the Fund’s efforts to replicate its Underlying Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

In order to qualify for the favorable tax treatment generally available to regulated investment companies and avoid Fund-level taxes, the Fund must also satisfy certain distribution requirements. Capital controls and currency controls may affect the Fund’s ability to meet the applicable distribution requirements. If the Fund fails to satisfy the distribution requirement necessary to qualify for treatment as a regulated investment company for any taxable year, the Fund would be treated as a

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Additional Information About the Fund

corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level. If the Fund fails to satisfy a separate distribution requirement, it will be subject to a Fund-level excise tax. These Fund-level taxes will apply in addition to taxes payable at the shareholder level on distributions.

Tracking Error Risk.  Tracking error refers to the risk that the Fund’s performance may not match or correlate to that of its Underlying Index, either on a daily or aggregate basis. Tracking error may cause the Fund’s performance to be less than expected. There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Underlying Index, the use of representative sampling, if applicable, asset valuation differences, tax considerations, the unavailability of securities in the Underlying Index from time to time, holding cash and cash equivalents, and other liquidity constraints. In addition, securities included in the Underlying Index may be suspended from trading. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected. Mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its Underlying Index. In addition, the Fund may not invest in certain securities and other instruments included in the Underlying Index, or invest in them in the exact proportions they represent of the Underlying Index, including due to legal restrictions or limitations imposed by the government of China or a lack of liquidity in certain securities. Moreover, the Fund may be delayed in purchasing or selling securities and other instruments included in the Underlying Index. Any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the Fund’s tracking error.

Valuation Risk.  Financial information about the Fund’s portfolio holdings may be less reliable than information about securities of U.S. issuers, which may make it difficult to obtain a current price for the non-U.S. securities held by the Fund. In certain circumstances, independent market quotations for such securities may not be readily available and securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuations in their value from one day to the next. Fair values are inherently subjective and different funds may assign different fair values to the same security. Because securities in which the Fund invests may trade on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Additional Investment Strategies

Investments in China.  In addition to investing in A-Shares, H-Shares, N-Shares, Red Chips and P-Chip Companies included in the Fund’s Underlying Index, the Fund also may invest in B-Shares to the extent such securities are included as components of the Fund’s Underlying Index. The Fund may invest up to 20% of its assets in securities and financial instruments not included as components of the Fund’s Underlying Index if the Adviser believes that such investments will enable the Fund to achieve its investment objective.

The Fund may invest up to 20% of its assets in investments that are not included in the Underlying Index, but that the Fund believes will help it track the Underlying Index. These investments include investments in the shares of or depositary receipts representing other equity issuers, including China

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Additional Information About the Fund

A-Shares and B-Shares. To the extent the Fund invests in China A-Shares, it would expect to do so through the Shanghai-Hong Kong Stock Connect Program or a similar program, such as the Shenzhen-Hong Kong Stock Connect Program.

China H-Shares.  The Fund may invest in shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange (“H-Shares”). H-Shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, and must meet Hong Kong's listing and disclosure requirements. H-Shares may be traded by foreigners and are a vehicle used by foreigners to gain exposure to Chinese securities. Because they are traded on the Hong Kong Stock Exchange, H-Shares involve a number of risks not typically associated with investing in countries with more democratic governments or more established economies or securities markets. Such risks may include the risk of nationalization or expropriation; greater social, economic and political uncertainty; increased competition from Asia’s other low-cost emerging economies; currency exchange rate fluctuations; higher rates of inflation; controls on foreign investment and limitations on repatriation of invested capital; and greater governmental involvement in and control over the economy. Fluctuations in the value of the Hong Kong dollar will affect the Fund’s holdings of H-Shares. The Hong Kong stock market may behave very differently from the domestic Chinese stock market and there may be little to no correlation between the performance of the Hong Kong stock market and the domestic Chinese stock market.

China N-Shares.  The Fund may invest in shares of companies with business operations in mainland China and listed on an American stock exchange, such as NYSE, NASDAQ or the American Stock Exchange (“N-Shares”). N-Shares are traded in U.S. dollars. N-Shares are issued by companies incorporated anywhere, but many are registered in Bermuda, the Cayman Islands, the British Virgin Islands, or the United States.

P-Chip Companies.  The Fund may invest in shares of companies with controlling private Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange (“P-Chips”). These businesses are often run by the private sector and have a majority of their business operations in mainland China. P-Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, and may also be traded by foreigners. Because they are traded on the Hong Kong Stock Exchange, P-Chips are also subject to risks similar to those associated with investments in H-Shares. They are also subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes. Private Chinese companies may be more indebted, more susceptible to adverse changes in the economy, subject to asset seizures and nationalization, and negative political or legal developments.

Red Chip Companies.  The Fund may invest in shares of companies with controlling Chinese shareholders that are incorporated outside mainland China, have a majority of their business operations in mainland China, and listed on the Hong Kong Stock Exchange (“Red Chips”). These businesses are controlled, either directly or indirectly, by the central, provincial or municipal governments of the PRC. Red Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange and may also be traded by foreigners. Because Red Chip companies are controlled by various PRC governmental authorities, investing in Red Chips involves risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, or confiscatory taxation could adversely affect the performance of Red Chip companies. Red Chip companies may be less efficiently run and less profitable than other companies.

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Additional Information About the Fund

B-Shares.  B-Shares are shares of companies listed on the Shanghai or Shenzhen Stock Exchange and are quoted and traded in foreign currencies (currently Hong Kong Dollars and U.S. Dollars) and are generally the only class of shares listed on the Shanghai and Shenzhen Stock Exchanges available to foreign investors other than Qualified Foreign Institutional Investors (“QFIIs”) and Renminbi Qualified Foreign Institutional Investors (“RQFIIs”). The market for B-Shares in China is relatively illiquid so that market opportunities will be limited as compared to other major international stock markets. Further, the A-Shares market may behave very differently from the B-Shares market, and there may be little to no correlation between the performance of the two.

Additional Risks

Investment in Investment Companies Risk.  When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. In part because of these additional expenses, its performance may differ from that which it would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the 1940 Act. The Adviser may be subject to a conflict of interest in allocating Fund assets to the extent that it is paid compensation by the other pooled investment vehicle.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (the “SAI”). The Fund’s portfolio holdings can be found on the Fund’s website at www.kraneshares.com.

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Management

Investment Adviser

Krane Funds Advisors, LLC (the “Adviser” or “Krane”) is a registered investment adviser located at 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020 and serves as investment adviser of the Fund. The Adviser has served as the investment adviser of the Fund since the Fund’s inception.

The Adviser is responsible for making investment decisions for the Fund’s assets, continuously reviewing, supervising, and administering the Fund’s investment program, and the general management and administration of the Trust. The Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits its officers and employees to serve as officers or Trustees of the KraneShares Trust (the “Trust”). The Board of Trustees of the Trust supervises the Adviser and establishes policies that the Adviser must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Adviser, the Fund pays the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 0.68% based on a percentage of the average daily net assets of the Fund.

The Adviser bears all of its own costs associated with providing these advisory services. As part of its agreement with the Trust, the Adviser has contractually agreed to pay all operating expenses of the Fund, including the cost of index licensing fees, transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with execution of portfolio transactions, expenses of the Independent Trustees (including any Trustees’ counsel fees), extraordinary expenses, distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, if any, and the advisory fee payable to the Adviser.

As of the end of the Fund’s last fiscal year, the Adviser had not compensated all of the Fund's service providers on a timely basis. As of the date of this prospectus, however, the Adviser had paid or entered into payment arrangements to schedule the payment of outstanding expenses. The failure to make scheduled payments or the non-payment of future expenses could have a material adverse effect on the Fund.

For the fiscal year ended March 31, 2016, the Adviser received 0.68% of the Fund’s average daily net assets in advisory fees.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with Krane is included in the Fund’s Annual Report to Shareholders dated March 31, 2016.

Krane has received “manager of managers” exemptive relief from the SEC that permits Krane, subject to the approval of the Board of Trustees, to appoint an unaffiliated sub-adviser or co-adviser or to change the terms of an advisory agreement with an unaffiliated sub-adviser or co-adviser for the Fund without first obtaining shareholder approval. The exemptive order permits the Fund to add or to change unaffiliated sub-advisers or co-advisers or to change the fees paid to such parties from time to time without the expense and delays associated with obtaining shareholder approval of the change. However, any increase in the aggregate advisory fee paid by the Fund remains subject to shareholder approval. In addition, Krane continues to have ultimate responsibility (subject to oversight by the Board of Trustees) to oversee the sub-advisers or co-advisers and recommend their

25

Management

hiring, termination, and replacement. The order permits the Fund to disclose sub-advisers’ or co-advisers’ fees only in the aggregate in its registration statement. The Fund will notify shareholders of any change in the identity of a sub-adviser or co-adviser or the addition of a co-adviser to the Fund. Approval by the Fund’s shareholders is required before any authority under the exemptive order can be granted.

Portfolio Manager

Mark Schlarbaum, Managing Partner of Krane, has had primary responsibility for trading the Fund’s portfolio securities since December 2015. He joined Krane in April 2015 and has over 23 years of experience in the investment management industry. Previously, he was vice president of equity trading at T. Rowe Price (1997 – 2003); co-founder of Schlarbaum Capital Management (2002 – 2006); head equity trader at Global Capital Management (2007 – 2009); managing director of Palliser Bay (2009 – 2014); and principal business developer at Trident Distribution Partners (2014 – 2015). Mr. Schlarbaum graduated with a bachelor’s degree in psychology and economics from Purdue University.

Additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Fund shares is available in the SAI.

26

Shareholder Information

Calculating NAV

The Fund calculates its NAV by:

•	Taking the current market value of its total assets
•	Subtracting any liabilities
•	Dividing that amount by the total number of shares owned by the shareholders

The Fund normally calculates NAV as of the regularly scheduled close of normal trading on each day that the Exchange is open for business (a “Business Day”) (normally, 4:00 p.m., Eastern time). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In calculating the values of the Fund’s portfolio securities, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last reported sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at the time as of which the Fund’s NAV is calculated if a security’s exchange is normally open at that time). If there is no such reported sale, such securities are valued at the most recent mean between the quoted bid and asked prices (absent both bid and asked prices on such exchange, the bid price may be used). For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. The value of a swap contract is equal to the obligation (or rights) under the swap contract, which will generally be equal to the net amounts to be paid or received under the contract based upon the relative values of the positions held by each party to the contract as determined by the applicable independent, third party pricing agent. Exchange-traded options are valued at the last reported sales price on the exchange on which they are listed. Futures are valued at the settlement price established by the board of trade on which they are traded. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate. The exchange rates used for valuation are captured as of the close of the London Stock Exchange each day normally at 11:00 a.m. Eastern Time. Prices for most securities held by the Fund are provided daily by independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available,” or are not deemed to reflect current market values, or are debt securities where no evaluated price is available from the Trust’s third-party pricing agents pursuant to established methodologies, are fair valued by the Trust’s Fair Valuation Committee in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using “fair value” pricing may include, but are not limited to: there are no current market quotations for the security or its issuer is in default or bankruptcy; the security is subject to certain corporate actions (such as mergers or reorganizations) or is subject to non-U.S. investment limits or currency

27

Shareholder Information

controls; the security’s trading has been halted or suspended or it has been de-listed from its primary trading exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of securities listed on the Hong Kong, Shanghai and Shenzhen Stock Exchanges (“PRC securities”) is halted or suspended due to company-specific reasons; or trading of the security is subject to local government-imposed restrictions. Further, PRC securities held by the Fund may be fair valued to take into account certain relevant facts and circumstances if, among other things, they were obtained pursuant to an RQFII license and Chinese regulations are revised to limit repatriation or the Fund uses a QFII license to invest in PRC securities (under which repatriation of proceeds from the sale of PRC securities may be limited). The Fund may fair value certain of the foreign securities held by the Fund each day the Fund calculates its NAV. Price movements in U.S. markets that are deemed to affect the value of foreign securities, or reflect changes to the value of such securities, also may cause securities to be fair valued. When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

In addition, the Fund may fair value its securities if an event that may materially affect the value of the Fund’s securities that trade outside of the United States (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector. Events that may be Significant Events may include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If the Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates NAV, it may request that a meeting of the Fair Valuation Committee be called. When a security is valued in accordance with the fair valuation policies and procedures, the fair value will be determined after taking into consideration all relevant information reasonably available.

Investments in open-end investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end investment companies that trade on an exchange are valued at the last reported sale price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. If there is no such reported sale, such securities are valued at the most recent mean between the quoted bid and asked prices (absent both bid and asked prices on such exchange, the bid price may be used).

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could actually be realized upon the sale of the security or that another fund that uses market quotations or its own fair value procedures to price the same securities. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index. This may adversely affect the Fund’s ability to track the Underlying Index.

Trading in securities on many foreign exchanges is normally completed before the close of business on each Business Day. In addition, securities trading in a particular country or countries may not take place on each Business Day or may take place on days that are not Business Days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s NAV is not calculated and on which Fund shares do not trade and sales and redemptions of shares do not occur. As a result, the value of the Fund’s portfolio securities and the net asset value of its shares may change on days when you will not be able to purchase or sell your shares.

28

Shareholder Information

Buying and Selling Fund Shares

Shares of the Fund may be purchased or redeemed directly from the Fund only in Creation Units or multiples thereof. Only a broker-dealer (“Authorized Participant”) that enters into an Authorized Participant Agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”), may engage in creation and redemption transactions directly with the Fund. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, and are subject to transaction fees, which are described in the SAI.

Once created, shares are listed on the Exchange and trade in the secondary market. When you buy or sell the Fund’s shares in the secondary market, you will pay or receive the market price. Shares can be bought and sold throughout the trading day like other publicly traded securities. Most investors will buy and sell shares through a broker and, thus, will incur customary brokerage commissions and charges when buying or selling shares.

The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day, and Christmas Day.

Share Trading Prices

The trading prices of the Fund’s shares listed on the Exchange may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value of the portfolio underlying a share of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of such values and makes no warranty as to their accuracy.

Active Investors and Market Timing

The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor principally in exchange for a basket of securities that mirrors the composition of the Fund’s portfolio and a specified amount of cash. The Fund also imposes a transaction fee on such Creation Unit transactions that is designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares. The Fund reserves the right to reject any purchase order at any time. The Fund also reserves the right to impose restrictions on disruptive, excessive, or short-term trading and may reject purchase or redemption orders in such instances.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in a U.S. Securities and Exchange Commission (the “SEC”) exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

29

Shareholder Information

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), Krane or an affiliate may pay the intermediary for marketing activities or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Distribution Plan

The Fund has adopted a Distribution Plan (the “Plan”) that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services (“Service Providers”). Under the Plan, if a Service Provider provides distribution services, the Fund would pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act. The Distributor would, in turn, pay the Service Provider out of its fees.

The Board of Trustees currently has determined not to implement any 12b-1 fees pursuant to the Plan. 12b-1 fees may only be imposed after approval by the Board of Trustees. Because any distribution fees would be paid out of the Fund’s assets on an on-going basis, if payments are made in the future, the distribution fees would increase the cost of your investment and may cost you more than paying other types of sales charges.

Dividends and Distributions

The Fund pays out dividends to shareholders, if any, at least annually. The Fund distributes its net capital gains, if any, to shareholders annually. The Fund may make distributions on a more frequent basis. The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the eligibility of the Fund for treatment as a regulated investment company under Subchapter M of the Code, or to avoid imposition of income or excise taxes on undistributed income.

30

Additional Tax Information

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as the Fund qualifies for treatment as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Tax Status of Distributions

The Fund will distribute substantially all of its net investment taxable income and net capital gain at least annually.

The income dividends you receive from the Fund will be taxed as either ordinary income or qualified dividend income.

For non-corporate shareholders, dividends that are reported as qualified dividend income are generally taxable at reduced maximum tax rates to the extent that the Fund receives qualified dividend income and subject to certain limitations.

Distributions of the Fund’s short-term capital gains are generally taxable as ordinary income. Any distributions of net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are taxable at reduced maximum tax rates.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of distributions you receive from the Fund.

Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that is attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

Your broker will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gains distributions shortly after the close of each calendar year.

If you lend your Fund shares pursuant to securities lending arrangements, you may lose the ability to treat the Fund’s dividends (paid while the shares are held by the borrower) as qualified dividend income. Consult your financial intermediary or tax adviser.

31

Additional Tax Information

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Fund. If more than 50% of the total assets of the Fund at the close of a year consist of non-U.S. stocks or securities, then the Fund may elect, for U.S. federal income tax purposes, to treat certain non-U.S. income taxes (including withholding taxes) paid by the Fund as paid by its shareholders. The Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.

If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on income received with respect to the shares (including Fund dividends and distributions, and any gain on the sale of shares), until you begin receiving payments from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

Tax Status of Share Transactions

Any capital gain or loss upon a sale of the Fund’s shares is generally treated as a long-term gain or loss if the shares have been held for more than one year and as a short-term gain or loss if held for one year or less. Any capital loss on the sale of the Fund’s shares held for six months or less is treated as a long-term capital loss to the extent that any capital gain distributions were paid with respect to such shares.

Medicare Contribution Tax

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” including interest, dividends, and certain capital gains (including capital gains realized on the sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Back-Up Withholding

The Fund will be required in certain cases to withhold at applicable withholding rates (currently 28%) and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to back-up withholding by the Internal Revenue Service (“IRS”) for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to back-up withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Non-U.S. Investors

If you are not a citizen or permanent resident of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund. You also may potentially be subject to U.S. federal estate taxes.

32

Additional Tax Information

A 30% withholding tax will generally be imposed on (1) dividends paid by the Fund and (2) redemption proceeds and certain capital gain dividends paid by the Fund after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

State Tax Considerations

In addition to federal taxes, distributions by the Fund and ownership of the Fund’s shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in the Fund’s shares.

Chinese Tax Considerations

Per a circular (Caishui [2014] 79), the Fund is expected to be temporarily exempt from the capital gains withholding tax (“WHT”) imposed by the Chinese government on domestic Chinese equity securities. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. If Krane expects such WHT on trading in domestic Chinese equity securities to be re-imposed, Krane reserves the right to establish a reserve for such tax. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund’s payment of it.

Taxes on Creations and Redemptions of Creation Units

A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the purchaser’s aggregate basis in the securities surrendered and any net amount of cash paid for the Creation Units. A person who redeems Creation Units and receives securities in-kind from the Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determinations.

33

Additional Tax Information

Premium/Discount Information

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods is available by visiting the Fund’s website at www.kraneshares.com.

Continuous Offering

The method by which Creation Units of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the Fund’s shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

34

Additional Tax Information

Householding Policy

To reduce expenses, we mail only one copy of the prospectus or summary prospectus, each annual and semi-annual report, and any proxy statements to each address shared by two or more accounts with the same last name or that the Trust reasonably believes are members of the same family. If you wish to receive individual copies of these documents, please call the Trust at 1.855.857.2638 between the hours of 8:30 a.m. and 6:00 p.m. Eastern Time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

Investors who hold their shares through an intermediary are subject to the intermediary’s policies. Contact your financial intermediary for any questions you may have.

More Information

For more information on how to buy and sell shares of the Fund, call 1.855.857.2638 or visit www.kraneshares.com.

35

Index Provider Information

Zacks Index Services is the index provider for the Fund. Zacks Index Services, a division of Zacks Investment Management (“ZIM”), creates and maintains proprietary, quantitative portfolio strategies that are licensed to product sponsors and serve as the basis of investment products such as exchange-traded funds, unit investment trusts and closed-end funds. ZIM, a wealth management boutique, is a leading expert on earnings and using earnings estimates in the investment process. ZIM is a wholly owned subsidiary of Zacks Investment Research, one of the largest providers of independent research in the U.S. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor.

Zacks Index Services has entered into a license agreement with the Adviser (the “License Agreement”) to provide for the use by the Adviser of the names of the Index Provider and Underlying Index and certain related intellectual property in connection with the Underlying Index. The Adviser is sub-licensing rights to the Underlying Index to the Fund at no charge (the “Sublicense Agreement”). Pursuant to the Sublicense Agreement, the use of the Underlying Index by the Adviser is subject to the terms of the License Agreement, which impose certain limitations and conditions on the Adviser’s ability to use the Underlying Index.

The Fund does not pay a separate licensing fee to use the Underlying Index.

The Fund is neither sponsored nor promoted, distributed or in any other manner supported by Zacks. The Underlying Index is compiled and calculated by Zacks. Zacks will apply all necessary means to ensure the accuracy of the Underlying Index. However, Zacks shall not be liable (whether in negligence or otherwise) to any person for any error in the Underlying Index and Zacks is not under any obligation to advise any person of any error therein. All copyrights in the Underlying Index values and constituent lists vest in Zacks. Neither the publication of the Underlying Index by Zacks nor the granting of a license of rights relating to the Underlying Index or to the Index Trademark for the utilization in connection with the Fund, represents a recommendation by Zacks for a capital investment or contains in any manner a warranty or opinion by Zacks with respect to the attractiveness of an investment in the Fund.

The Adviser and the Fund make no representation or warranty, express or implied, to the owners of shares of the Fund or any members of the public regarding the advisability of investing in securities generally or in the Fund particularly.

More information about the Index Provider is located in the SAI.

36

Financial Highlights

The table that follows presents the financial highlights for the Fund. The table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is incorporated herein by reference and is available upon request.

Selected Per Share Data & Ratios
For the Year/Period Ended March 31
For a Share Outstanding Throughout Each Period

KraneShares Zacks New China ETF (formerly, KraneShares CSI New China ETF)(2)	2016	2015	2014(1)
Net Asset Value, Beginning of Period ($)	68.42	62.85	50.00
Net Investment Income (Loss) ($)*	0.37	0.24	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments ($)	(6.43)	5.95	12.91
Total from Operations ($)	(6.06)	6.19	12.85
Distribution from Net Investment Income ($)	(0.50)	(0.62)	—
Distribution from Capital Gains ($)	(5.79)	—	—
Return of Capital ($)	(0.02)	—	—
Total from Distributions ($)	(6.31)	(0.62)	—
Net Asset Value, End of Period ($)	56.05	68.42	62.85
Total Return (%)**	(9.71)	9.92	25.70
Net Assets End of Period ($) (000)	2,803	3,421	3,143
Ratio of Expenses to Average Net Assets (%)	0.73	0.71	0.68	†
Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)	0.73	0.71	0.68	†
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	0.60	0.37	(0.15	)†
Portfolio Turnover (%)	575	36	7	††

(1)	The Fund commenced operations on July 22, 2013.
(2)	Effective August 1st, 2014, the KraneShares CSI China Five Year Plan ETF changed its name to KraneShares CSI New China ETF. Effective June 1, 2016, the KraneShares CSI New China ETF changed its name to KraneShares Zacks New China ETF.
*	Per share data calculated using average shares method.
**	Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of creation and redemption fees associated with creation units.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.

Amounts designated as “—”are $0 or have been rounded to $0.

37

Additional Information

Additional and more detailed information about the Fund is included in the SAI dated August 1, 2016. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (“http://www.sec.gov”) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520 or by emailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the Annual or Semi-Annual Reports or make inquiries, without charge by calling 1.855.857.2638, visiting www.kraneshares.com, or writing the Trust at 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020. Additional information about the Fund’s investments will be available in the Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Fund’s SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund or Krane. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust enters into contractual arrangements with various parties, including among others, the Fund's investment adviser, sub-adviser(s) (if applicable), distributor, custodian, and transfer agent who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust, the Trustees, or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

The Trust’s Investment Company Act file number is 811-22698.

38

KraneShares Trust

Prospectus

August 1, 2016, as supplemented on November 2, 2016

KRANESHARES CSI CHINA INTERNET ETF (KWEB)

Fund shares are not individually redeemable. Fund shares are listed on NASDAQ Stock Market LLC (“Exchange”). The Fund is non-diversified.

Neither the Securities and Exchange Commission nor any state securities commissions has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

KraneShares Trust

KraneShares CSI China Internet ETF

Investment Objective

The KraneShares CSI China Internet ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of a specific foreign equity securities benchmark. The Fund’s current benchmark is the CSI Overseas China Internet Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The table below does not include the brokerage commissions that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.72%

*	Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not reflect any brokerage commissions that you may pay on purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$74	$230	$401	$894

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended March 31, 2016, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares.

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KraneShares CSI China Internet ETF

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its total assets in equity securities of the Underlying Index, or in depositary receipts representing securities of the Underlying Index. The Underlying Index is designed to measure the performance of the investable universe of publicly traded China-based companies whose primary business or businesses are in the Internet and Internet-related sectors (“China Internet Companies”), as defined by the index sponsor, China Securities Index Co., Ltd. (“CSI”). The Underlying Index is currently comprised of approximately 58 securities. A China-based company is a company that meets at least one of the following criteria: (i) is incorporated in mainland China; (ii) has its headquarters in mainland China; or (iii) derives at least 50% of its revenue from goods produced or sold, or services performed, in mainland China. CSI then removes securities that during the past year had a daily average trading value of less than $500,000 or a daily average market cap of less than $500 million. China Internet Companies include, but are not limited to, companies that develop and market Internet software and/or provide Internet services; manufacture home entertainment software and educational software for home use; provide retail or commercial services primarily through the Internet; and develop and market mobile Internet software and/or provide mobile Internet services. Constituents of the Underlying Index are ranked by market capitalization in U.S. Dollars and then weighted so that no constituent weighting exceeds 10%. The Underlying Index is rebalanced semi-annually. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of China Internet Companies.

The Fund may invest up to 20% of its assets in investments that are not included in the Underlying Index, but that the Fund believes will help it track the Underlying Index. These investments include investments in the shares of or depositary receipts representing other equity issuers, including China A-Shares and B-Shares. To the extent the Fund invests in China A-Shares, it would expect to do so through the Shanghai-Hong Kong Stock Connect Program or a similar program, such as the Shenzhen-Hong Kong Stock Connect Program.

The Fund employs a “passive management” investment strategy in seeking to achieve its investment objective. To track the performance of the Underlying Index, the Fund intends to employ a representative sampling strategy, which means that the Fund will typically invest in a portfolio of securities that collectively has an investment profile similar to the Underlying Index. The Fund’s securities are expected to have, in the aggregate, characteristics (based on factors such as market capitalization, industry weightings, return variability and yield) similar to those of the Underlying Index. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund is expected to concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is so concentrated. As of June 30, 2016, issuers in the consumer discretionary sector (25.14%) and the internet companies sector (73.25%) represented significant portions of the Underlying Index. The Fund is non-diversified.

CSI is independent of the Fund and the Fund’s investment adviser, Krane Funds Advisors LLC (the “Adviser”). CSI determines the components and the relative weightings of the securities in the Underlying Index.

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KraneShares CSI China Internet ETF

Principal Risks

As with all exchange traded funds (“ETFs”), a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In addition to these risks, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

A-Shares Risk.  A-Shares are issued by companies incorporated in mainland China and that are traded on Chinese exchanges. Investments in A-Shares are made available to domestic Chinese investors and certain foreign investors, mainly those who have been approved as a QFII or a RQFII. Investments by other foreign investors in A-Shares are subject to various regulations and limits, but the Fund may gain exposure to A-Shares by investing in A-Shares through the Shanghai-Hong Kong Stock Connect program or similar program, such as the Shenzhen-Hong Kong Stock Connect program, or by investing in investments that provide exposure to A-Shares, such as other investment companies. Investments in A-Shares are also subject to various restrictions. Investments in A-Shares are heavily regulated and the recoupment and repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. This could cause volatility in the Fund’s share price and subject the Fund to a greater risk of trading halts.

Custody Risks.  A-Shares may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of the entity holding the A-Shares may pursue the Fund’s A-Shares and that regulatory actions may affect the Fund.

Tax Risk.  Per a circular (Caishui [2014] 79), the Fund is expected to be temporarily exempt from the Chinese withholding tax (“WHT”) on capital gains on trading in A-Shares as of November 17, 2014. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. If Krane expects such WHT on trading in A-Shares to be imposed, Krane reserves the right to establish a reserve for such tax. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund’s payment of it.

The WHT on dividends and interest, if any, is normally withheld by the Fund’s custodian bank. To the extent such WHT was not withheld by the Fund’s custodian bank, however, Krane has made or would generally need to make relevant provision for the tax on dividends from A-Shares and any relevant interest.

Investors should note that such provision may be excessive or inadequate to meet actual WHT liabilities (which could include interest and penalties) on the Fund’s investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities.

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KraneShares CSI China Internet ETF

Authorized Participants Concentration Risk.  The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to net asset value and may face delisting from the Exchange.

Concentration Risk.   Because the Fund’s assets will be concentrated in an industry or group of industries or sector, to the extent that the Underlying Index concentrates in a particular industry or group of industries or sector, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries or sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. From time to time, the Fund may invest a significant percentage of its assets in issuers in a single industry (or the same group of industries) or sector of the economy. While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Underlying Index, the Fund is currently subject to the risks described below. The Fund may have significant exposure to other industries or sectors over time.

Consumer Discretionary Sector Risk.  The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competitive and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

Internet Companies Sector Risk.  Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, evolving industry standards and frequent new product productions. Such changes may have an adverse impact on the companies in the Underlying Index and therefore the performance of the Fund.

Currency, Capital Controls and Currency Conversion Risk.  The Fund’s NAV is determined on the basis of the U.S. dollar, therefore, the Fund may lose value if a foreign currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Economic conditions and political events may lead to foreign government intervention and the imposition of additional or renewed capital controls. Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, adversely affect the trading market and price for shares of the Fund, cause the Fund to decline in value, and limit the Fund’s ability to pay redemptions. The Fund may also be subject to delays in converting or transferring U.S. dollars to a local currency for the purpose of purchasing securities. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

Depositary Receipt Risk.  The Fund may hold the securities of Chinese and other non-U.S. companies in the form of depositary receipts, including ADRs. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading, which will affect the value of the depositary receipts. Like direct investments in foreign securities, investments in depositary receipts involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

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KraneShares CSI China Internet ETF

Emerging Markets Risk.  The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

Equity Securities Risk.  An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities are subject to volatile changes in value and their values may be more volatile than other asset classes.

Foreign Securities Risk.   Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about non-U.S. issuers. Non-U.S. issuers, especially issuers in China and other emerging markets, may also be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Specifically, issuers in China are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore, all material information may not be available or reliable. Investments in foreign securities may be less liquid than investments in U.S. securities.

Additionally, the securities markets in China have a limited operating history and are not as developed as those in the U.S. A small number of issuers may represent a large portion of the China market as a whole, and prices for securities of these issuers may be very sensitive to adverse political, economic, or regulatory developments in China and other Asian countries, and may experience significant losses in such conditions. The value of Chinese currencies may also vary significantly relative to the U.S. dollar, affecting the Fund’s investments.

Income from securities of non-U.S. issuers, including, in the case of Chinese issuers, gains on the sale of such securities, may be subject to foreign taxes. Even if the Fund qualifies to pass these taxes through to shareholders, your ability to claim a credit for such taxes may be limited, particularly in the case of taxes on capital gains.

Geographic Focus Risk.   The Fund’s investments are focused in China and Hong Kong, and therefore the Fund will be susceptible to adverse market, political, regulatory, and geographic events affecting those regions.

China.  The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy, and may introduce new laws and regulations that have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. An investment in the Fund involves a risk of total loss. In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are characterized by relatively frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility. Further, the Chinese economy is heavily dependent upon trading with key

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KraneShares CSI China Internet ETF

partners, such as the United States, Japan and countries in the European Union. Any reduction in this trading may cause an adverse impact on the Chinese economy and, thus, the value of the Fund’s investments.

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold large amounts of non-performing loans. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make certain Chinese securities illiquid.

Hong Kong.   The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government.

International Closed Market Trading Risk.  Because the Fund’s underlying securities trade on markets that may be closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying security and stale pricing resulting in the Fund trading at a discount or premium to net asset value that may be greater than those incurred by other exchange-traded funds.

Large Capitalization Company Risk.  Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

Liquidity Risk.  The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund halt trading, such as due to an exchange’s limit-up, limit-down rules, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Management Risk.  Because the Fund generally employs a representative sampling strategy to track the performance of the Underlying Index and invests in less than the total number of securities in the Underlying Index, the Fund is subject to management risk. This is the risk that the representative sampling process, which is subject to a number of constraints, may not produce the intended results.

Market Risk.  The values of securities in the Underlying Index could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in global financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund. Further, the Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may cause the Fund’s investments to become less liquid and subject to erratic

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KraneShares CSI China Internet ETF

price movements. Such market developments may also cause the Fund to encounter difficulties in timely honoring redemptions, especially if market events cause an increased incidence of shareholder redemptions.

Non-Diversified Fund Risk.  Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single issuer could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Passive Investment Risk.  The Fund is not actively managed and therefore may not sell an equity security due to current or projected underperformance of a security, industry or sector. The Fund’s use of a representative sampling approach may result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held more of the securities in the Underlying Index.

Premium/Discount Risk.  Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (i.e., premium) or less than the NAV intra-day (i.e., discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines.

Secondary Market Trading Risk.   Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained.

Shanghai-Hong Kong Stock Connect Program Risk.  The Shanghai-Hong Kong Stock Connect program is subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A-Shares through the program and to enter into or exit trades on a timely basis. The Shanghai market may be open at a time when the Shanghai-Hong Kong Stock Connect program is not active, with the result that prices of A-Shares may fluctuate at times when the Fund is unable to add to or exit its positions. Because the Shanghai-Hong Kong Stock Connect program is new, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is unknown. Further, regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the program. There is no guarantee that the Shanghai and Hong Kong Stock Exchanges will continue to support the Shanghai-Hong Kong Stock Connect program in the future.

Any future stock connect program, such as the Shenzhen-Hong Kong Stock Connect program, would be subject to similar risks.

Small- and Mid-Capitalization Company Risk.  Investing in the securities of small- and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies and more established companies. Since small- and medium-sized companies may have limited operating histories, product lines and financial resources,

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KraneShares CSI China Internet ETF

the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings. These companies’ securities may be more volatile and less liquid than those of more established companies, and they may be more sensitive to market conditions.

Tax Risk.  In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and distribution requirements. Given the concentration of the Underlying Index in a relatively small number of securities, it may not be possible for the Fund to fully implement a replication strategy or a sampling strategy while satisfying the diversification requirements. The Fund’s efforts to satisfy the diversification requirements may cause the Fund’s return to deviate from that of the Underlying Index, and the Fund’s efforts to track the Underlying Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. Capital controls and currency controls may affect the Fund’s ability to meet the applicable distribution requirements. If the Fund fails to satisfy the distribution requirement necessary to qualify for treatment as a regulated investment company for any taxable year, the Fund would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level. If the Fund fails to satisfy a separate distribution requirement, it will be subject to a Fund-level excise tax. These Fund-level taxes will apply in addition to taxes payable at the shareholder level on distributions.

Telecommunications Companies Risk.  Telecommunications companies are subject to extensive government regulation. Telecommunications companies may also be significantly affected by intense competition, including competition with alternative technologies such as wireless communications, product compatibility, consumer preferences, rapid obsolescence and research and development of new products. Such factors may have an adverse impact on the companies in the Underlying Index and therefore the performance of the Fund.

Tracking Error Risk.  The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index due to, among other factors, the Fund’s use of a representative sampling strategy and the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities. The Fund may not be able to invest in certain components of the Underlying Index due to legal restrictions imposed by foreign governments or other regulatory reasons. In addition, securities included in the Underlying Index may be suspended from trading. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected. Changes in currency exchange rates or delays in converting currencies may also cause tracking error.

Valuation Risk.  Independent market quotations for the non-U.S. securities held by the Fund may not be readily available, and such securities may be fair valued. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their holdings.

Performance Information

The following bar chart and table illustrate the variability of the Fund’s returns and indicate the risks of investing in the Fund by showing how the Fund’s average annual total returns compare with those

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KraneShares CSI China Internet ETF

of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. In addition, prior to December 1, 2015, a sub-adviser was responsible for day-to-day portfolio management of the Fund’s assets. Updated performance information is available at no cost by visiting www.kraneshares.com.

Total Annual Returns For Calendar Year Ended December 31

As of June 30, 2016, the Fund’s year-to-date total return was -12.61%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter Ended/Year
Highest Return	28.78%	12/31/2015
Lowest Return	-26.68%	9/30/2015

Average Annual Total Returns for the period ended December 31, 2015

KraneShares CSI China Internet ETF	1 year	Since Inception (7-31-2013)
Return Before Taxes	17.83%	20.13%
Return After Taxes on Distributions	17.75%	19.87%
Return After Taxes on Distributions and Sale of Fund Shares	10.09%	15.66%
CSI Overseas China Internet Index (Reflects no deduction for fees, expenses or taxes)	19.70%	19.98%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	1.38%	10.48%

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KraneShares CSI China Internet ETF

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

Management

Investment Adviser

Krane Funds Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund.

Portfolio Manager

Mark Schlarbaum, Managing Partner of the Adviser, has had primary responsibility for trading the Fund’s portfolio securities since December 2015.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Tax Information

The Fund’s distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund’s shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

10

Additional Information About the Fund

Additional Investment Objective, Principal Investment Strategies, Underlying Index, and
Principal Risks Information

Investment Objective.  The Fund’s investment objective is non-fundamental. As a result, the Fund may change its investment objective without shareholder approval

Principal Investment Strategies.  The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of its Underlying Index.

Under normal circumstances, the Fund will invest at least 80% of its total assets in equity securities of its Underlying Index, or in depositary receipts representing securities of the Underlying Index. Under normal circumstances the Fund will also invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of China Internet Companies. Each of the investment policies described in this Prospectus, including the Fund’s investment objective and 80% policy, is a non-fundamental policy that may be changed by the Board of Trustees of the Trust without shareholder approval upon 60 days prior written notice to shareholders. Certain fundamental policies of the Fund are set forth in the Fund’s SAI.

The Fund employs a “passive management” — or indexing — investment approach and seeks to track the performance of the Underlying Index. To track the performance of the Underlying Index, the Fund intends to employ a representative sampling strategy, which means that the Fund will typically invest in a portfolio of securities that collectively has an investment profile similar to the Underlying Index. The Fund’s securities are expected to have, in the aggregate, characteristics (based on factors such as market capitalization, industry weightings, return variability and yield) similar to those of the Underlying Index. There may, however, be instances in which the Fund may choose to underweight or overweight a security in the Underlying Index, purchase securities not included in the Underlying Index that it believes are appropriate to substitute for certain securities in the Underlying Index, or utilize various combinations of other available investment techniques to seek to track as closely as possible, before fees and expenses, the price and yield performance of the Underlying Index. The Fund may sell securities that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index when the Adviser is using a representative sampling indexing strategy.

Under certain circumstances, the Adviser may employ a replication strategy on behalf of the Fund, which means that the Fund will typically invest in substantially all of the components of the Underlying Index in approximately the same weights as they appear in the Underlying Index. The Fund does not engage in temporary defensive investing, keeping the Fund’s assets fully invested in all market environments. As a result, the Fund may be more vulnerable to adverse market movements than a fund that engages in temporary defensive investing strategies.

To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry.

Principal Risks of Investing in the Fund.  The following section provides additional information regarding the principal risks summarized under “Principal Risks” in the Fund’s Summary section. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

11

Additional Information About the Fund

A-Shares Risk.  Investments in A-Shares are heavily regulated and the recoupment and repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. A-Shares may be subject to frequent and widespread trading halts and may become illiquid.

Custody Risks.   A-Shares may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of the entity holding the A-Shares may pursue the Fund’s A-Shares and that regulatory actions may affect the Fund.

Tax Risk.   Per a circular (Caishui [2014] 79), the Fund is expected to be temporarily exempt from the Chinese withholding tax (“WHT”) on capital gains on trading in A-Shares as of November 17, 2014. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. If Krane expects such WHT on trading in A-Shares to be imposed, Krane reserves the right to establish a reserve for such tax. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund’s payment of it.

The WHT on dividends and interest, if any, is normally withheld by the Fund’s custodian bank. To the extent such WHT was not withheld by the Fund’s custodian bank, however, Krane has made or would generally need to make relevant provision for the tax on dividends from A-Shares and any relevant interest.

Investors should note that such provision may be excessive or inadequate to meet actual WHT liabilities (which could include interest and penalties) on the Fund’s investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities.

Authorized Participants Concentration Risk.  The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to net asset value and may face delisting from the Exchange.

Cash and Cash Equivalents Risk.  The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Capital Controls Risk.  Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by the Chinese and/or Hong Kong governments and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

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Additional Information About the Fund

Concentration Risk.  Because the Fund’s assets will be concentrated in an industry or group of industries or sector, to the extent that the Underlying Index concentrates in a particular industry or group of industries or sector, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries or sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. From time to time, the Fund may invest a significant percentage of its assets in issuers in a single industry (or the same group of industries) or sector of the economy. While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Underlying Index, the Fund is currently subject to the risks described below. The Fund may have significant exposure to other industries or sectors over time.

Consumer Discretionary Sector Risk.  As of June 30, 2016, issuers in the consumer discretionary sector represented 25.14% of the Underlying Index. Consumer discretionary products and services are non-essential products and services whose demand tends to increase as consumers' disposable income increases, such as automobiles, apparel, electronics, home furnishings, and travel and leisure products and services. These companies may include, for example, publishers; catalog and internet retailers; department stores and specialty retailers including apparel, electronics, automotive, and home furnishing stores; manufacturers of auto parts and accessories, tire and rubber, autos, motorcycles, and scooters; manufacturers of consumer electronic products, including TVs and DVD players; manufacturers of household appliances and home furnishings; residential construction companies; manufacturers of leisure products; manufacturers of apparel, accessories, footwear, textiles, and luxury goods; gaming facility, hotel, cruise and travel agency owners and operators; restaurants and caterers; companies providing educational, home security, legal, and personal services; advertising and public relations companies; and TV and cable companies. To the extent the Underlying Index includes securities of issuers in the consumer discretionary sector, the Fund will invest in securities of issuers in such sector. As such, the Fund may be sensitive to changes in, and its performance may depend on, the overall condition of the consumer discretionary sector. This sector can be significantly affected by the performance of the overall economy, interest rates, competition, and consumer confidence. Success can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products.

Internet Companies Sector Risk.  As of June 30, 2016, issuers in the internet companies sector represented 73.25% of the Underlying Index. From time to time, the Fund may invest a significant percentage of its assets in issuers in a single industry or the same group of industries within the Internet companies sector. To the extent the Fund’s investments have significant exposure to a particular issuer, industry or group of industries, the Fund may be more vulnerable to adverse events affecting such issuer, industry or group of industries than if the Fund’s investments were more broadly diversified. While the Fund’s industry exposure is expected to vary over time based on the composition of the Underlying Index, the Fund anticipates that the companies in which it invests may be subject to legislative or regulatory changes, including restrictions imposed by the Chinese government on the use of the Internet, adverse market conditions and/or increased competition affecting the Internet sector. The prices of the securities of Internet companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems related to bringing their products to market and rapid obsolescence of products.

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Additional Information About the Fund

Depositary Receipts Risk.  The Fund may invest in depositary receipts. Depositary receipts include ADRs and, in addition to the risks involved with investing in foreign securities, carry additional risks. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investment in ADRs may be less liquid than the underlying shares in their primary trading market. Depositary receipts may be sponsored or unsponsored. Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Depositary receipts may be unregistered and unlisted. The Fund’s investments may also include ADRs that are not purchased in the public markets and are restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933, as amended. The Adviser will determine the liquidity of such investments pursuant to guidelines established by the Fund’s Board of Trustees. If a particular investment in such ADRs is deemed illiquid, that investment will be included within the Fund’s limitation on investment in illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell these types of ADRs and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

Emerging Markets Risk.  The Fund invests a significant portion of its assets in securities and instruments that are traded in developing or emerging markets or that provide exposure to such securities or markets. These investments can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments. For example, developing and emerging markets may be subject to (i) greater market volatility, (ii) greater risk of asset seizures and capital controls, (iii) lower trading volume and liquidity, (iv) greater social, political and economic uncertainty, (v) governmental controls on foreign investments and limitations on repatriation of invested capital, (vi) lower disclosure, corporate governance, auditing and financial reporting standards, (vii) fewer protections of property rights, (viii) restrictions on the transfer of securities or currency, and (ix) settlement and trading practices that differ from U.S. markets. Each of these factors may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares, and cause the Fund to decline in value.

Equity Securities Risk.  The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Foreign Currency Considerations.  The Fund’s NAV is determined on the basis of U.S. dollars and, therefore, the Fund may lose value if a foreign currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. The Fund’s assets will be invested primarily in the equity securities of foreign issuers and the income received by the Fund will be primarily in foreign currencies. Meanwhile, the Fund will compute and expects to distribute its income

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in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Any gain or loss attributable to fluctuations in exchange rates between the time the Fund accrues income or gain and the time the Fund converts such income or gain from a foreign currency to the dollar is generally treated as ordinary income or loss. Therefore, if the value of a foreign currency increases relative to the U.S. dollar between the accrual of income and the time at which the Fund converts the foreign currency to U.S. dollars, the Fund will recognize ordinary income upon conversion. In such circumstances, if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund may be required to liquidate certain positions in order to make distributions. The liquidation of investments, if required, may also have an adverse impact on the Fund’s performance. Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies. The use of currency transactions could result in the Fund’s incurring losses as a result of the imposition of exchange controls, exchange rate regulation, suspension of settlements or the inability to deliver or receive a specified currency.

Some foreign governments heavily regulate or restrict the exchange of foreign currencies. These restrictions may adversely affect the Fund and its investments. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing foreign securities. This could leave the Fund with uninvested cash, may hinder the Fund’s performance, since any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, and cause the Fund to incur cash drag.

Foreign Securities Risk.  Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political and economic instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers, especially issuers in China and other emerging markets, may be subject to less stringent regulation, and to different accounting, auditing, recordkeeping, financial reporting and investor protection requirements. Investments in foreign securities typically are less liquid than investments in U.S. securities. The value of foreign securities may change materially when the U.S. markets are not open for trading.

Income from securities of non-U.S. issuers, including, in the case of Chinese issuers, gains on the sale of such securities, may be subject to foreign taxes. Even if the Fund qualifies to pass these taxes through to shareholders, your ability to claim a credit for such taxes may be limited, particularly in the case of taxes on capital gains.

Foreign markets may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. This could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing the Fund’s assets to be uninvested for some period of time.

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Additional Information About the Fund

Geographic Focus Risk.   The Fund is less diversified across countries or geographic regions and generally riskier than more geographically diversified funds. Risks associated with investment in Chinese issuers may negatively affect the Fund. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Since 1978, the Chinese government has been, and is expected to continue, reforming its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Notwithstanding the economic reforms instituted by the Chinese government and the Chinese Communist Party, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect the securities in which the Fund invests. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well. Such actions and a variety of other centrally planned or determined activities by the Chinese government could have a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of Chinese issuers and the payments of dividends and interest by Chinese issuers. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese issuers in which the Fund invests.

The government of China maintains strict currency controls in order to achieve economic, trade and political objectives and regularly intervenes in the currency market. The Chinese government places strict regulation on the yuan, RMB, and Hong Kong dollar and manages the yuan, RMB, and Hong Kong dollar so that they have historically traded in a tight range relative to the U.S. dollar. The Chinese government has been under pressure to manage the currency in a less restrictive fashion so that it is less correlated to the U.S. dollar. It is expected that such action would increase the value of the yuan, RMB and the Hong Kong dollar relative to the U.S. dollar. Of course, there can be no guarantee that this will occur, or that the yuan, RMB, and the Hong Kong dollar will move in relation to the U.S. dollar as expected. The Chinese government also plays a major role in the country’s economic policies regarding foreign investments. Foreign investors are subject to the risk of loss from expropriation or nationalization of their investment assets and property, governmental restrictions on foreign investments and the repatriation of capital invested. In addition, the rapid growth rate of the Chinese economy over the past several years may not continue. These and other factors could have a negative impact on the Chinese economy as a whole.

China has begun a process of privatization of certain entities and industries. In some instances, investors in newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or changing regulatory and legal standards, or in some cases, due to re-nationalization of such privatized entities. There is no assurance that such losses will not recur.

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold large amounts of non-performing loans. Thus, there exists a possibility that

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widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make certain Chinese securities illiquid.

International Closed Market Trading Risk.  Because the Fund’s underlying securities trade on markets that may be closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying security and stale pricing resulting in the Fund trading at a discount or premium to net asset value that may be greater than those incurred by other exchange-traded funds.

Large Capitalization Company Risk.  Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

Liquidity Risk.  The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements, and may also cause the Fund to encounter difficulties in timely honoring redemptions, especially if market events cause an increased incidence of shareholder redemptions. If a number of securities held by the Fund halt trading, such as due to an exchange’s limit-up, limit-down rules, it may start a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Management Risk.  Because the Fund generally employs a representative sampling strategy to track the performance of the Underlying Index and invests in less than the total number of securities in the Underlying Index, the Fund is subject to management risk. This is the risk that the representative sampling process, which is subject to a number of constraints, may not produce the intended results. Alternatively, if the Fund replicates the Underlying Index, it is likely to experience higher portfolio turnover and brokerage costs, which erode performance.

Market Risk.  The values of securities in the Underlying Index could decline generally or could underperform other investments. Market fluctuations could be caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of outperformance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. An investment in the Fund may lose money.

Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. As the Federal Reserve raises the federal funds rate, there is a risk that interest rates

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will rise, which may make investments in emerging markets less attractive. These policy changes may expose markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund's investments and share price to decline. To the extent that the Fund experiences high redemptions because of these governmental policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and will lower the Fund's performance.

Mid-Capitalization Company Risk.  Investing in the securities of medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies and more established companies. Since medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Non-Diversified Fund Risk.  Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single issuer could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Passive Investment Risk.  The Fund is not actively managed. Therefore, unless a specific security is removed from the Underlying Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. If a specific security is removed from the Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. It is anticipated that the value of Fund shares will decline, more or less, in correspondence with any decline in value of the Underlying Index. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to track the Underlying Index could have a negative effect on the Fund. Unlike an actively managed fund, the Fund does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of registered investment companies that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. The Fund’s use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held more of the securities in the Underlying Index.

Premium/Discount Risk.  The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the secondary market. It cannot be predicted whether Fund shares will trade below, at or above their NAV. As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. Price differences may be due, in part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Underlying Index trading individually. The market prices of Fund shares may deviate significantly from the NAV of the shares during periods of market volatility. Disruptions to creations and redemptions may result in trading prices that

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differ significantly from the Fund’s NAV. Investors purchasing and selling Fund shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

Secondary Market Trading Risk.   Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, secondary market investors will incur the cost of the difference between the price that an investor is willing to pay for shares (the bid price) and the price at which an investor is willing to sell shares (the ask price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Increased market volatility may cause increased bid/ask spreads.

Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all.

Shanghai-Hong Kong Stock Connect Program Risk.  The Shanghai-Hong Kong Stock Connect program is subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A Shares through the Shanghai-Hong Kong Stock Connect program and to enter into or exit trades on a timely basis. The Shanghai market may be open at a time when the Shanghai-Hong Kong Stock Connect program is not active, with the result that prices of A Shares may fluctuate at times when the Fund is unable to add to or exit its position. Only certain A Shares are eligible to be accessed through the Shanghai-Hong Kong Stock Connect program. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Shanghai-Hong Kong Stock Connect program. Because the Shanghai-Hong Kong Stock Connect program is new, the actual effect on the market for trading A Shares with the introduction of large numbers of foreign investors is unknown. In addition, there is no assurance that the necessary systems required to operate the Shanghai-Hong Kong Stock Connect program will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Shanghai-Hong Kong Stock Connect program could be disrupted. The Shanghai-Hong Kong Stock Connect program is subject to regulations promulgated by regulatory authorities for both exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Shanghai-Hong Kong Stock Connect program, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that both the Shanghai and Hong Kong Stock Exchanges will continue to support the Shanghai-Hong Kong Stock Connect program in the future. Investments in A Shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. Because of the way in which A Shares are held in the Shanghai-Hong Kong Stock Connect program, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the

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Shanghai Stock Exchange becomes insolvent. Because all trades through the Shanghai-Hong Kong Stock Connect program must be settled in RMB investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

Any future stock connect program, such as the Shenzhen-Hong Kong Stock Connect program, would be subject to similar risks.

Small-Capitalization Company Risk.  In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends. The Fund considers small-capitalization companies to be those with market capitalizations of less than $2 billion.

Tax Risk.  In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. Given the concentration of the Fund’s Underlying Index in a relatively small number of securities, it may not be possible for the Fund to fully implement a replication strategy or a sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may cause the Fund’s return to deviate from that of its Underlying Index, and the Fund’s efforts to track its Underlying Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

In order to qualify for the favorable tax treatment generally available to regulated investment companies and avoid Fund-level taxes, the Fund must also satisfy certain distribution requirements. Capital controls and currency controls may affect the Fund’s ability to meet the applicable distribution requirements. If the Fund fails to satisfy the distribution requirement necessary to qualify for treatment as a regulated investment company for any taxable year, the Fund would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level. If the Fund fails to satisfy a separate distribution requirement, it will be subject to a Fund-level excise tax. These Fund-level taxes will apply in addition to taxes payable at the shareholder level on distributions.

Telecommunications Companies Risk.  Telecommunications companies are subject to extensive government regulation. Telecommunications companies may also be significantly affected by intense competition, including competition with alternative technologies such as wireless communications, product compatibility, consumer preferences, rapid obsolescence and research and development of new products. Such factors may have an adverse impact on the companies in the Underlying Index and therefore the performance of the Fund.

Tracking Error Risk.  Tracking error refers to the risk that the Fund’s performance may not match or correlate to that of its Underlying Index, either on a daily or aggregate basis. There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses, imperfect

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Additional Information About the Fund

correlation between the Fund’s investments and those of the Underlying Index, including, due to the use of representative sampling, asset valuation differences, tax considerations, the unavailability of securities in the Underlying Index from time to time, and liquidity constraints. In addition, securities included in the Underlying Index may be suspended from trading. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected. Mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its Underlying Index. Tracking error may cause the Fund’s performance to be less than expected. In addition, the Fund may not invest in certain securities and other instruments included in the Underlying Index, or invest in them in the exact proportions they represent of its Underlying Index, including due to legal restrictions or limitations imposed by the government of China or a lack of liquidity in certain securities. Moreover, the Fund may be delayed in purchasing or selling securities and other instruments included in the Underlying Index. Any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the Fund’s tracking error.

Valuation Risk.  Financial information about the Fund’s portfolio holdings may be less reliable than information about securities of U.S. issuers, which may make it difficult to obtain a current price for the non-U.S. securities held by the Fund. In certain circumstances, independent market quotations for such securities may not be readily available and securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuations in their value from one day to the next. Fair values are inherently subjective and different funds may assign different fair values to the same security. Because securities in which the Fund invests may trade on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Additional Investment Strategies

Investments in China.  In addition to investing in H-Shares, N-Shares, Red Chips and P-Chip Companies included in the Fund’s Underlying Index, the Fund also may invest in B-Shares and A-Shares to the extent such securities are included as components of the Fund’s Underlying Index. The Fund may invest up to 20% of its assets in securities and financial instruments not included as components of the Fund’s Underlying Index if the Adviser believes that such investments will enable the Fund to achieve its investment objective. These investments include investments in the shares of or depositary receipts representing other equity issuers, including China A-Shares and B-Shares. To the extent the Fund invests in China A-Shares, it would expect to do so through the Shanghai-Hong Kong Stock Connect Program or a similar program, such as the Shenzhen-Hong Kong Stock Connect Program.

China H-Shares.  The Fund may invest in shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange (“H-Shares”). H-Shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, and must meet Hong Kong's listing and disclosure requirements. H-Shares may be traded by foreigners and are a vehicle used by foreigners to gain exposure to Chinese securities. Because they are traded on the Hong Kong Stock Exchange, H-Shares involve a number of risks not typically associated with investing in countries with more democratic governments or more established economies or securities markets. Such risks may include the risk of nationalization or expropriation; greater social, economic and political uncertainty; increased

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Additional Information About the Fund

competition from Asia’s other low-cost emerging economies; currency exchange rate fluctuations; higher rates of inflation; controls on foreign investment and limitations on repatriation of invested capital; and greater governmental involvement in and control over the economy. Fluctuations in the value of the Hong Kong dollar will affect the Fund’s holdings of H-Shares. The Hong Kong stock market may behave very differently from the domestic Chinese stock market and there may be little to no correlation between the performance of the Hong Kong stock market and the domestic Chinese stock market.

China N-Shares.  The Fund may invest in shares of companies with business operations in mainland China and listed on an American stock exchange, such as NYSE, NASDAQ or the American Stock Exchange (“N-Shares”). N-Shares are traded in U.S. dollars. N-Shares are issued by companies incorporated anywhere, but many are registered in Bermuda, the Cayman Islands, the British Virgin Islands, or the United States. Because companies issuing N-Shares often have business operations in China, they are subject to certain political and economic risks in China.

P-Chip Companies.  The Fund may invest in shares of companies with controlling private Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange (“P-Chips”). These businesses are often run by the private sector and have a majority of their business operations in mainland China. P-Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, and may also be traded by foreigners. Because they are traded on the Hong Kong Stock Exchange, P-Chips are also subject to risks similar to those associated with investments in H-Shares. They are also subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes. Private Chinese companies may be more indebted, more susceptible to adverse changes in the economy, subject to asset seizures and nationalization, and negative political or legal developments.

Red Chip Companies.  The Fund may invest in shares of companies with controlling Chinese shareholders that are incorporated outside mainland China, have a majority of their business operations in mainland China, and listed on the Hong Kong Stock Exchange (“Red Chips”). These businesses are controlled, either directly or indirectly, by the central, provincial or municipal governments of the PRC. Red Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange and may also be traded by foreigners. Because Red Chip companies are controlled by various PRC governmental authorities, investing in Red Chips involves risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, or confiscatory taxation could adversely affect the performance of Red Chip companies. Red Chip companies may be less efficiently run and less profitable than other companies.

B-Shares.  B-Shares are shares of companies listed on the Shanghai or Shenzhen Stock Exchange and are quoted and traded in foreign currencies (currently Hong Kong Dollars and U.S. Dollars) and are generally the only class of shares listed on the Shanghai and Shenzhen Stock Exchanges available to foreign investors other than Qualified Foreign Institutional Investors (“QFIIs”) and Renminbi Qualified Foreign Institutional Investors (“RQFIIs”). The market for B-Shares in China is relatively illiquid so that market opportunities will be limited as compared to other major international stock markets. Further, the A-Shares market may behave very differently from the B-Shares market, and there may be little to no correlation between the performance of the two.

Additional Risks

Investment in Investment Companies Risk.  When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata

22

Additional Information About the Fund

portion of the underlying investment company’s expenses. In part because of these additional expenses, its performance may differ from that which it would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the 1940 Act. The Adviser may be subject to a conflict of interest in allocating Fund assets to the extent that it is paid compensation by the other pooled investment vehicle.

Additional Information About the Underlying Index

Additional information regarding the Fund’s Underlying Index is provided below. The Adviser may sell securities that are represented in the Underlying Index or purchase securities not yet represented in the Underlying Index, in anticipation of their removal from or addition to the Underlying Index. There also may be instances in which the Adviser may choose to overweight securities in the Underlying Index or purchase or sell securities not in the Underlying Index which the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking to track the Underlying Index.

The CSI Overseas China Internet Index

The Underlying Index is designed to measure the performance of the investable universe of publicly traded China-based companies in the Internet and Internet-related sectors. The Underlying Index is comprised of companies whose primary business or businesses involve internet software and services, internet retail services, internet commercial services, internet home entertainment software and mobile internet. Securities included in the Underlying Index will generally be common stock issued by eligible companies. To be eligible for inclusion in the Underlying Index, securities must be tradeable to foreign investors without restrictions, such as H-Shares, Red Chips, and P-Chips. Securities may also be listed on U.S. exchanges and other foreign exchanges, subject to the Underlying Index’s other selection criteria. Eligible securities are screened according to liquidity and listing requirements. Component securities are market capitalization weighted and individual component weightings are capped on a semi-annual basis according to the Underlying Index methodology, with no individual component exceeding 10%. The Underlying Index is currently comprised of approximately 58 securities. The Underlying Index was created and is maintained by CSI to be tracked by exchange-traded funds, other investment companies, and other types of investment products and investors. CSI is independent of the Fund and the Adviser. CSI determines the components and the relative weightings of the component securities in the Underlying Index.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (the “SAI”). The Fund’s portfolio holdings can be found on the Fund’s website at www.kraneshares.com.

23

Management

Investment Adviser

Krane Funds Advisors, LLC (the “Adviser” or “Krane”) is a registered investment adviser located at 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020 and serves as investment adviser of the Fund. The Adviser has served as the investment adviser of the Fund since the Fund’s inception.

The Adviser is responsible for making investment decisions for the Fund’s assets, continuously reviewing, supervising, and administering the Fund’s investment program, and the general management and administration of the Trust. The Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits its officers and employees to serve as officers or Trustees of the KraneShares Trust (the “Trust”). The Board of Trustees of the Trust supervises the Adviser and establishes policies that the Adviser must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Adviser, the Fund pays the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 0.68% based on a percentage of the average daily net assets of the Fund.

The Adviser bears all of its own costs associated with providing these advisory services. As part of its agreement with the Trust, the Adviser has contractually agreed to pay all operating expenses of the Fund, including the cost of index licensing fees, transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with execution of portfolio transactions, expenses of the Independent Trustees (including any Trustees’ counsel fees), extraordinary expenses, distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, if any, and the advisory fee payable to the Adviser.

As of the end of the Fund’s last fiscal year, the Adviser had not compensated all of the Fund's service providers on a timely basis. As of the date of this prospectus, however, the Adviser had paid or entered into payment arrangements to schedule the payment of outstanding expenses. The failure to make scheduled payments or the non-payment of future expenses could have a material adverse effect on the Fund.

For the fiscal year ended March 31, 2016, the Adviser received 0.68% of the Fund’s average daily net assets in advisory fees.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Adviser is included in the Fund’s Annual Report to Shareholders dated March 31, 2016.

Krane has received “manager of managers” exemptive relief from the SEC that permits Krane, subject to the approval of the Board of Trustees, to appoint an unaffiliated sub-adviser or co-adviser or to change the terms of an advisory agreement with an unaffiliated sub-adviser or co-adviser for the Fund without first obtaining shareholder approval. The exemptive order permits the Fund to add or to change unaffiliated sub-advisers or co-advisers or to change the fees paid to such parties from time to time without the expense and delays associated with obtaining shareholder approval of the change. However, any increase in the aggregate advisory fee paid by the Fund remains subject to shareholder approval. In addition, Krane continues to have ultimate responsibility (subject to oversight by the Board of Trustees) to oversee the sub-advisers or co-advisers and recommend their

24

Management

hiring, termination, and replacement. The order permits the Fund to disclose sub-advisers’ or co-advisers’ fees only in the aggregate in its registration statement. The Fund will notify shareholders of any change in the identity of a sub-adviser or co-adviser or the addition of a co-adviser to the Fund. Approval by the Fund’s shareholders is required before any authority under the exemptive order can be granted.

Portfolio Manager

Mark Schlarbaum, Managing Partner of Krane, has had primary responsibility for trading the Fund’s portfolio securities since December 2015. He joined Krane in April 2015 and has over 23 years of experience in the investment management industry. Previously, he was vice president of equity trading at T. Rowe Price (1997 – 2003); co-founder of Schlarbaum Capital Management (2002 – 2006); head equity trader at Global Capital Management (2007 – 2009); managing director of Palliser Bay (2009 – 2014); and principal business developer at Trident Distribution Partners (2014 – 2015). Mr. Schlarbaum graduated with a bachelor’s degree in psychology and economics from Purdue University.

Additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Fund shares is available in the SAI.

25

Shareholder Information

Calculating NAV

The Fund calculates its NAV by:

•	Taking the current market value of its total assets
•	Subtracting any liabilities
•	Dividing that amount by the total number of shares owned by the shareholders

The Fund normally calculates NAV as of the regularly scheduled close of normal trading on each day that the Exchange is open for business (a “Business Day”) (normally, 4:00 p.m., Eastern time). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In calculating the values of the Fund’s portfolio securities, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last reported sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at the time as of which the Fund’s NAV is calculated if a security’s exchange is normally open at that time). If there is no such reported sale, such securities are valued at the most recent mean between the quoted bid and asked prices (absent both bid and asked prices on such exchange, the bid price may be used). For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. The value of a swap contract is equal to the obligation (or rights) under the swap contract, which will generally be equal to the net amounts to be paid or received under the contract based upon the relative values of the positions held by each party to the contract as determined by the applicable independent, third party pricing agent. Exchange-traded options are valued at the last reported sales price on the exchange on which they are listed. Futures are valued at the settlement price established by the board of trade on which they are traded. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate. The exchange rates used for valuation are captured as of the close of the London Stock Exchange each day normally at 11:00 a.m. Eastern Time. Prices for most securities held by the Fund are provided daily by independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available,” or are not deemed to reflect current market values, or are debt securities where no evaluated price is available from the Trust’s third-party pricing agents pursuant to established methodologies, are fair valued by the Trust’s Fair Valuation Committee in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using “fair value” pricing may include, but are not limited to: there are no current market quotations for the security or its issuer is in default or bankruptcy; the security is subject to certain corporate actions (such as mergers or reorganizations) or is subject to non-U.S. investment limits or currency controls;

26

Shareholder Information

the security’s trading has been halted or suspended or it has been de-listed from its primary trading exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of securities listed on the Hong Kong, Shanghai and Shenzhen Stock Exchanges (“PRC securities”) is halted or suspended due to company-specific reasons; or trading of the security is subject to local government-imposed restrictions. Further, PRC securities held by the Fund may be fair valued to take into account certain relevant facts and circumstances if, among other things, they were obtained pursuant to an RQFII license and Chinese regulations are revised to limit repatriation or the Fund uses a QFII license to invest in PRC securities (under which repatriation of proceeds from the sale of PRC securities may be limited). The Fund may fair value certain of the foreign securities held by the Fund each day the Fund calculates its NAV. Price movements in U.S. markets that are deemed to affect the value of foreign securities, or reflect changes to the value of such securities, also may cause securities to be fair valued. When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

In addition, the Fund may fair value its securities if an event that may materially affect the value of the Fund’s securities that trade outside of the United States (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector. Events that may be Significant Events may include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If the Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates NAV, it may request that a meeting of the Fair Valuation Committee be called. When a security is valued in accordance with the fair valuation policies and procedures, the fair value will be determined after taking into consideration all relevant information reasonably available.

Investments in open-end investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end investment companies that trade on an exchange are valued at the last reported sale price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. If there is no such reported sale, such securities are valued at the most recent mean between the quoted bid and asked prices (absent both bid and asked prices on such exchange, the bid price may be used).

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could actually be realized upon the sale of the security or that another fund that uses market quotations or its own fair value procedures to price the same securities. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index. This may adversely affect the Fund’s ability to track the Underlying Index.

Trading in securities on many foreign exchanges is normally completed before the close of business on each Business Day. In addition, securities trading in a particular country or countries may not take place on each Business Day or may take place on days that are not Business Days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s NAV is not calculated and on which Fund shares do not trade and sales and redemptions of shares do not occur. As a result, the value of the Fund’s portfolio securities and the net asset value of its shares may change on days when you will not be able to purchase or sell your shares.

27

Shareholder Information

Buying and Selling Fund Shares

Shares of the Fund may be purchased or redeemed directly from the Fund only in Creation Units or multiples thereof. Only a broker-dealer (“Authorized Participant”) that enters into an Authorized Participant Agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”), may engage in creation and redemption transactions directly with the Fund. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, and are subject to transaction fees, which are described in the SAI.

Once created, shares are listed on the Exchange and trade in the secondary market. When you buy or sell the Fund’s shares in the secondary market, you will pay or receive the market price. Shares can be bought and sold throughout the trading day like other publicly traded securities. Most investors will buy and sell shares through a broker and, thus, will incur customary brokerage commissions and charges when buying or selling shares.

The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day, and Christmas Day.

Share Trading Prices

The trading prices of the Fund’s shares listed on the Exchange may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value of the portfolio underlying a share of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of such values and makes no warranty as to their accuracy.

Active Investors and Market Timing

The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor principally in exchange for a basket of securities that mirrors the composition of the Fund’s portfolio and a specified amount of cash. The Fund also imposes a transaction fee on such Creation Unit transactions that is designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares. The Fund reserves the right to reject any purchase order at any time. The Fund also reserves the right to impose restrictions on disruptive, excessive, or short-term trading and may reject purchase or redemption orders in such instances.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in a U.S. Securities and Exchange Commission (the “SEC”) exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

28

Shareholder Information

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), Krane or an affiliate may pay the intermediary for marketing activities or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Distribution Plan

The Fund has adopted a Distribution Plan (the “Plan”) that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services (“Service Providers”). Under the Plan, if a Service Provider provides distribution services, the Fund would pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act. The Distributor would, in turn, pay the Service Provider out of its fees.

The Board of Trustees currently has determined not to implement any 12b-1 fees pursuant to the Plan. 12b-1 fees may only be imposed after approval by the Board of Trustees. Because any distribution fees would be paid out of the Fund’s assets on an on-going basis, if payments are made in the future, the distribution fees would increase the cost of your investment and may cost you more than paying other types of sales charges.

Dividends and Distributions

The Fund pays out dividends to shareholders, if any, at least annually. The Fund distributes its net capital gains, if any, to shareholders annually. The Fund may make distributions on a more frequent basis. The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the eligibility of the Fund for treatment as a regulated investment company under Subchapter M of the Code, or to avoid imposition of income or excise taxes on undistributed income.

29

Additional Tax Information

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as the Fund qualifies for treatment as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Tax Status of Distributions

The Fund will distribute substantially all of its net investment taxable income and net capital gain at least annually.

The income dividends you receive from the Fund will be taxed as either ordinary income or qualified dividend income. For non-corporate shareholders, dividends that are reported as qualified dividend income are generally taxable at reduced maximum tax rates to the extent that the Fund receives qualified dividend income and subject to certain limitations.

Distributions of the Fund’s short-term capital gains are generally taxable as ordinary income. Any distributions of net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are taxable at reduced maximum tax rates.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of distributions you receive from the Fund.

Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that is attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year. Your broker will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gains distributions shortly after the close of each calendar year.

If you lend your Fund shares pursuant to securities lending arrangements, you may lose the ability to treat the Fund’s dividends (paid while the shares are held by the borrower) as qualified dividend income. Consult your financial intermediary or tax adviser.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Fund. If more than 50% of the total assets of the Fund at the close of a year consist of non-U.S. stocks or securities, then the Fund may elect, for

30

Additional Tax Information

U.S. federal income tax purposes, to treat certain non-U.S. income taxes (including withholding taxes) paid by the Fund as paid by its shareholders. The Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.

If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on income received with respect to the shares (including Fund dividends and distributions, and any gain on the sale of shares), until you begin receiving payments from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

Tax Status of Share Transactions

Any capital gain or loss upon a sale of the Fund’s shares is generally treated as a long-term gain or loss if the shares have been held for more than one year and as a short-term gain or loss if held for one year or less. Any capital loss on the sale of the Fund’s shares held for six months or less is treated as a long-term capital loss to the extent that any capital gain distributions were paid with respect to such shares.

Medicare Contribution Tax

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” including interest, dividends, and certain capital gains (including capital gains realized on the sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Back-Up Withholding

The Fund will be required in certain cases to withhold at applicable withholding rates (currently 28%) and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to back-up withholding by the Internal Revenue Service (“IRS”) for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to back-up withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Non-U.S. Investors

If you are not a citizen or permanent resident of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund. You also may potentially be subject to U.S. federal estate taxes.

A 30% withholding tax will generally be imposed on (1) dividends paid by the Fund and (2) redemption proceeds and certain capital gain dividends paid by the Fund after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. A non-U.S. shareholder may be exempt from the withholding described in this

31

Additional Tax Information

paragraph under an intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

State Tax Considerations

In addition to federal taxes, distributions by the Fund and ownership of the Fund’s shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in the Fund’s shares.

Chinese Tax Considerations

Per a circular (Caishui [2014] 79), the Fund is expected to be temporarily exempt from the capital gains withholding tax (“WHT”) imposed by the Chinese government on domestic Chinese equity securities. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. If Krane expects such WHT on trading in domestic Chinese equity securities to be re-imposed, Krane reserves the right to establish a reserve for such tax. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund’s payment of it.

Taxes on Creations and Redemptions of Creation Units

A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the purchaser’s aggregate basis in the securities surrendered and any net amount of cash paid for the Creation Units. A person who redeems Creation Units and receives securities in-kind from the Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determinations.

Premium/Discount Information

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods is available by visiting the Fund’s website at www.kraneshares.com.

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Additional Tax Information

Continuous Offering

The method by which Creation Units of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the Fund’s shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Householding Policy

To reduce expenses, we mail only one copy of the prospectus or summary prospectus, each annual and semi-annual report, and any proxy statements to each address shared by two or more accounts with the same last name or that the Trust reasonably believes are members of the same family. If you wish to receive individual copies of these documents, please call the Trust at 1.855.857.2638 between the hours of 8:30 a.m. and 6:00 p.m. Eastern Time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

Investors who hold their shares through an intermediary are subject to the intermediary’s policies. Contact your financial intermediary for any questions you may have.

More Information

For more information on how to buy and sell shares of the Fund, call 1.855.857.2638 or visit www.kraneshares.com.

33

Index Provider Information

CSI, the Index Provider, is not affiliated with the Trust, the Adviser, the Fund’s administrator, custodian, transfer agent or Distributor, or any of their respective affiliates. The Adviser has entered into a license agreement with the Index Provider pursuant to which the Adviser pays a fee to use the Underlying Index. The Adviser is sub-licensing rights to the Underlying Index to the Fund at no charge. The CSI Overseas China Internet Index is a licensed trademark of CSI (the “Index Trademark”). The Adviser is licensed to use the Index Trademark for the purpose of promoting and marketing the Fund.

The Fund is neither sponsored nor promoted, distributed or in any other manner supported by CSI. The Underlying Index is compiled and calculated by CSI. CSI will apply all necessary means to ensure the accuracy of the Underlying Index. However, neither CSI nor the Shanghai Stock Exchange nor the Shenzhen Stock Exchange shall be liable (whether in negligence or otherwise) to any person for any error in the Underlying Index and neither CSI nor the Shanghai Stock Exchange nor the Shenzhen Stock Exchange shall be under any obligation to advise any person of any error therein. All copyrights in the Underlying Index values and constituent lists vest in CSI. Neither the publication of the Underlying Index by CSI nor the granting of a license of rights relating to the Underlying Index or to the Index Trademark for the utilization in connection with the Fund, represents a recommendation by CSI for a capital investment or contains in any manner a warranty or opinion by CSI with respect to the attractiveness of an investment in the Fund.

The Adviser and the Fund make no representation or warranty, express or implied, to the owners of shares of the Fund or any members of the public regarding the advisability of investing in securities generally or in the Fund particularly.

More information about the Index Provider is located in the SAI.

34

Financial Highlights

The table that follows presents the financial highlights for the Fund. The table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is incorporated herein by reference and is available upon request.

Selected Per Share Data & Ratios
For the Year/Period Ended March 31
For a Share Outstanding Throughout Each Period

KraneShares CSI China Internet ETF	2016	2015	2014(1)
Net Asset Value, Beginning of Period ($)	34.18	35.93	25.00
Net Investment Loss ($)*	(0.20)	(0.14)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments ($)	1.84	(1.32)	11.05
Total from Operations ($)	1.64	(1.46)	11.03
Distribution from Net Investment Income ($)	(0.06)	(0.29)	(0.06)
Distribution from Capital Gains ($)	—	—	(0.04)
Return of Capital ($)	— (2)	—	—
Total from Distributions ($)	(0.06)	(0.29)	(0.10)
Net Asset Value, End of Period ($)	35.76	34.18	35.93
Total Return (%)**	4.77	(4.09)	44.18
Net Assets End of Period ($) (000)	194,869	131,612	77,243
Ratio of Expenses to Average Net Assets (%)	0.72	0.71	0.68	†
Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)	0.72	0.71	0.68	†
Ratio of Net Investment Loss to Average Net Assets (%)	(0.56)	(0.39)	(0.90	)†
Portfolio Turnover (%)	27	43	8	††

(1)	The Fund commenced operations on July 31, 2013.
(2)	Amount was less than $0.01 per share.
*	Per share data calculated using average shares method.
**	Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of creation and redemption fees associated with creation units.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.

Amounts designated as “—”are $0 or have been rounded to $0.

35

Additional Information

Additional and more detailed information about the Fund is included in the SAI dated August 1, 2016. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (“http://www.sec.gov”) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520 or by emailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the Annual or Semi-Annual Reports or make inquiries, without charge by calling 1.855.857.2638, visiting www.kraneshares.com, or writing the Trust at 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020. Additional information about the Fund’s investments will be available in the Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Fund’s SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund or Krane. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust enters into contractual arrangements with various parties, including among others, the Fund's investment adviser, sub-adviser(s) (if applicable), distributor, custodian, and transfer agent who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust, the Trustees, or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

The Trust’s Investment Company Act file number is 811-22698.

36

KraneShares Trust

Prospectus

August 1, 2016, as supplemented on November 2, 2016

KRANESHARES E FUND CHINA COMMERCIAL PAPER ETF — (KCNY)

Fund shares are not individually redeemable. Fund shares are listed on NYSE Arca, Inc. (“Exchange”). The Fund is non-diversified.

Neither the Securities and Exchange Commission nor any state securities commissions has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

KraneShares Trust

KraneShares E Fund China Commercial Paper ETF

Investment Objective

The KraneShares E Fund China Commercial Paper ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of a specific foreign fixed income securities benchmark. The Fund’s current benchmark is the CSI Diversified High Grade Commercial Paper Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The table below does not include the brokerage commissions that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.69%
Fee Waiver**	0.12%
Total Annual Fund Operating Expenses After Fee Waiver	0.57%

*	Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.
**	Pursuant to the terms of an Expense Limitation Agreement, Krane Funds Advisors, LLC (“Krane”) has contractually agreed to reduce its management fee to 0.56% of the Fund’s average daily net assets until July 31, 2017. The Expense Limitation Agreement may only be terminated prior to July 31, 2017 by the Board upon sixty (60) days’ written notice to Krane.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses each period) remain the same. The Example does not reflect any brokerage commissions that you may pay on purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$58	$209	$372	$847

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KraneShares E Fund China Commercial Paper ETF

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended March 31, 2016, the Fund’s portfolio turnover rate was 717% of the average value of its portfolio. This rate excludes the value of portfolio securities received or delivered as a result of in kind creations or redemptions of the Fund’s shares.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund will invest at least 80% of its total assets in securities of the Underlying Index (“80% policy”). The Underlying Index seeks to track the performance of investment grade on-shore renminbi (“RMB”)-denominated (or “CNY”) commercial paper issued by sovereign, quasi-sovereign and corporate issuers in the People’s Republic of China’s (“China” or the “PRC”) and traded in the inter-bank bond market. For purposes of the Underlying Index, investment grade commercial paper is commercial paper that is issued by an issuer whose long-term bonds are rated AAA or equivalent by one or more Chinese credit rating agencies; or commercial paper that is rated at least A-1 or equivalent by one or more Chinese credit rating agencies and is issued by an issuer whose long-term bonds are rated at least AA+ or equivalent by one or more Chinese credit rating agencies. All constituents in the Underlying Index are unsecured bonds. To qualify for inclusion in the Underlying Index, a commercial paper issue must have at least RMB ¥ 600 million outstanding and a remaining term to final maturity of no more than one year (365 days) and no less than one month (31 days). Index constituents are capitalization-weighted based on current amounts outstanding. The Underlying Index does not hedge against fluctuations in the relative value of RMB against the U.S. dollar. Thus, it is expected to have lower returns than an equivalent index that hedges against a weakening RMB if the RMB declines relative to the U.S. dollar.

The Fund uses a passive management strategy, known as “representative sampling,” to track the performance of the Underlying Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index. E Fund Management (Hong Kong) Co., Limited (“E Fund”), the Fund’s Co-Adviser, selects the representative sample of securities for the Fund at its discretion, subject to the investment strategy and restrictions of the Fund and oversight by Krane and the Board of Trustees. The Fund’s securities are expected to have, in the aggregate, characteristics (based on factors such as market capitalization, industry weightings, return variability and yield) similar to those of the Underlying Index. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

E Fund has received a Renminbi Qualified Foreign Institutional Investor (“RQFII”) license from the China Securities Regulatory Commission (“CSRC”) and has received an initial quota to invest in PRC securities, such as onshore RMB-denominated commercial paper, for the Fund’s use by China’s State Administration of Foreign Exchange (“SAFE”). E Fund may also obtain a license on behalf of the Fund as a Qualified Foreign Institutional Investor (“QFII”). A PRC securities quota may be required to purchase the securities contained in the Underlying Index. The Fund may also invest in PRC securities through a recent People’s Bank of China program that permits foreign investors to invest directly in PRC fixed income securities traded on the Interbank Bond Market, without a RQFII/QFII license. The securities in which the Fund expects to invest will primarily be purchased in over-the-counter (“OTC”) markets.

2

KraneShares E Fund China Commercial Paper ETF

The Fund may invest up to 20% of its assets in investments that are not included in the Underlying Index, but which Krane and/or E Fund believes will help the Fund track its Underlying Index. Thus, the Fund may invest in RMB-denominated securities principally traded in the off-shore RMB (or “CNH”) market, which is an OTC market located in countries outside of the PRC, such as Hong Kong and Singapore. The Fund may also invest in debt securities issued in any denomination in other political jurisdictions, including Hong Kong and Singapore, unrated and high yield securities (commonly referred to as “junk bonds”), and investment company securities. Certain cash received by the Fund is expected to be invested in RMB-denominated short-term bond funds domiciled in the PRC (the “PRC Investment Companies”), including PRC Investment Companies sponsored by E Fund. Cash may alternatively be invested in Chinese government bonds, held in a deposit account in China, or invested in U.S. money market funds or other U.S. cash equivalents. No more than 5% of the Fund’s net assets will be invested in any one PRC Investment Company or held in a deposit account in China, and no more than 10% of the Fund’s net assets will be invested in PRC Investment Companies generally.

The Underlying Index is reconstituted and rebalanced on the first business day of each month. The Underlying Index is expected to reflect the commercial paper of approximately 750 issuers at each rebalance. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of June 30, 2016, issuers in the energy sector (13.73%), industrials sector (17.83%), materials sector (12.54%), and utilities sector (22.24%) represented significant portions of the Underlying Index. The Fund is non-diversified.

Principal Risks

As with all exchange traded funds (“ETFs”), a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In addition to these risks, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

Authorized Participants Concentration Risk.  The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to net asset value and may face delisting from the Exchange.

China Risk.  The Fund’s investments are concentrated in China, and therefore the Fund is susceptible to adverse market, political, regulatory, and geographic events affecting China. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. An investment in the Fund involves the risk of total loss.

3

KraneShares E Fund China Commercial Paper ETF

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are characterized by relatively frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility. These risks may be more pronounced for the PRC debt markets than for Chinese securities markets generally because the PRC debt markets are subject to greater government restrictions and control, including the risk of nationalization and expropriation of private assets, which could result in a total loss of an investment in the Fund. The RMB bond market is volatile with a risk of trading suspensions in particular securities and government interventions. Trading in RMB bonds, including those in the Underlying Index, may be suspended without warning and for lengthy periods. Information on such trading suspensions, including as to their expected length, may be unavailable. Securities affected by trading suspensions may be or become illiquid.

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold large amounts of non-performing loans. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make certain Chinese securities illiquid.

Specific Risks of Investing in the PRC Debt Markets

An RQFII or QFII license and PRC securities quota may be required to invest directly in the types of CNY securities in which the Fund will invest. The ability of the Fund to achieve its investment objective by tracking the performance of the Underlying Index is dependent on the continuous availability of such securities, including PRC sovereign, quasi- sovereign and corporate debt, and may depend on E Fund’s ability to obtain sufficient QFII/RQFII quota and willingness to allocate sufficient quantities of that quota for the Fund to invest in such securities. The QFII and RQFII programs are an exception to Chinese laws that generally restrict foreign investment in PRC securities. The RQFII rules were adopted relatively recently and are novel. Chinese regulators may alter or eliminate the QFII and RQFII programs at any time. Should the amount of PRC securities that the Fund is eligible to invest in be or become inadequate to meet its investment needs, such as if E Fund is unable to maintain its RQFII or QFII status, the Fund is expected to be adversely affected. In addition, E Fund’s PRC securities quota may be reduced or revoked by the Chinese regulators if, among other things, the Fund fails to use its quota within a limited period of time or E Fund fails to observe SAFE or other applicable Chinese regulations. Under such circumstances, the Fund could be required to dispose of its PRC securities holdings at an inopportune time.

E Fund has received an initial PRC securities quota for the Fund’s use. If the Fund is unable to obtain sufficient exposure to the performance of the Underlying Index due to the limited availability of the PRC securities quota, the Fund could seek exposure to the component securities of the Underlying Index by investing in securities directly through the People’s Bank of China’s Interbank Bond Market program, the CNH market, or securities issued in other jurisdictions. The Fund may also invest in other ETFs that provide comparable exposures. If necessary, the Fund may suspend the sale of shares in Creation Units until Krane and E Fund determine that the requisite exposure to the component securities of the Underlying Index is obtainable. During the period that creations are suspended, Fund shares may trade at a significant premium or discount to net asset value (the “NAV”). Alternatively, the Fund may change its investment objective and thus track another index of Chinese-related debt securities. In extreme circumstances beyond the control of the Fund, the Fund may incur significant losses due to limited investment capabilities, including based on investment restrictions on RQFIIs and

4

KraneShares E Fund China Commercial Paper ETF

QFIIs (if a QFII license is obtained), illiquidity of the Chinese securities markets, delay or disruption in execution or settlement of trades.

Chinese Credit Rating Risks.  The components of the Underlying Index securities, and therefore the securities held by the Fund, will be rated by Chinese ratings agencies (and not by U.S. entities, such as nationally recognized statistical ratings organizations (“NRSROs”)). The rating criteria and methodology used by Chinese rating agencies may be different from those adopted by NRSROs and international credit rating agencies. Therefore, such rating systems may not provide an equivalent standard for comparison with securities rated by international credit rating agencies.

Currency, Capital Controls and Currency Conversion Risk.  Capital controls outside the control of the Fund may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, adversely affect the trading market and price for shares of the Fund, cause the Fund to decline in value, and limit the Fund’s ability to pay redemptions. Although the RMB is not presently freely convertible, rather it is subject to the approval of SAFE and other relevant authorities, repatriations by RQFIIs are permitted daily and Chinese authorities have indicated their plans to move to a fully freely convertible RMB. There is no assurance that PRC rules and regulations will not change or that repatriation restrictions will not be (re-)imposed in the future. Economic conditions and political events may lead to foreign government intervention and the imposition of additional or renewed capital controls. Because the Fund’s NAV is determined on the basis of U.S. dollars, the Fund may lose value if the RMB depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Thus, while the Fund may perform better than expected given an RMB strengthening relative to the U.S. dollar, it may perform worse than expected in an environment where the RMB is weakening relative to the U.S. dollar.

The Fund may also be subject to delays in converting or transferring U.S. dollars to RMB for the purpose of purchasing PRC securities. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity, purchasing securities at a higher price than originally intended, or incurring cash drag.

Custody Risks.  In accordance with Chinese regulations and the terms of the RQFII and QFII licenses, PRC securities are held in the joint names of the Fund and E Fund. While E Fund may not use such an account for any purpose other than for maintaining the Fund’s assets, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of E Fund may assert that the securities are owned by E Fund and that regulatory actions taken against E Fund may affect the Fund. The risk is particularly acute in the case of cash deposited with a PRC sub-custodian (“PRC Custodian”), because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.

Tax Risk.  Although Chinese law provides for a 10% withholding tax (“WHT”) on capital gains realized by non-residents, significant uncertainties surround the implementation of this law, particularly with respect to trading of debt-related PRC securities by QFIIs and RQFIIs. In light of this uncertainty, Krane reserves the right to establish a reserve for such tax. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not

5

KraneShares E Fund China Commercial Paper ETF

benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund’s payment of it. Investors should note that such provision, if any, may be excessive or inadequate to meet actual WHT liabilities (which could include interest and penalties) on the Fund’s investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities. Krane intends to make relevant provisions with respect to dividends and interest (if any) on PRC securities if the WHT on dividends and interest is not withheld at the source at the time such income is received.

Concentration Risk.  Because the Fund’s assets will be concentrated in an industry or group of industries or sector, to the extent that the Underlying Index concentrates in a particular industry or group of industries or sector, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries or sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. From time to time, the Fund may invest a significant percentage of its assets in issuers in a single industry (or the same group of industries) or sector of the economy. While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Underlying Index, the Fund is currently subject to the risks described below. The Fund may have significant exposure to other industries or sectors over time.

Energy Sector Risk.  The energy sector is typically cyclical and highly dependent upon commodities and energy prices. Issuers in this sector are usually subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these issuers’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities.

Industrials Sector Risk.  The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.

Materials Sector Risk.  The materials sector may be adversely impacted by the volatility of commodity prices, exchange rates, depletion of resources, over-production, litigation and government regulations, among other factors.

Utilities Sector Risk.  The utilities sector is subject to significant government regulation and oversight. Companies in the utilities sector may be adversely affected due to increases in commodity and operating costs, rising costs of financing capital construction and the cost of complying with government regulations, among other factors.

Emerging Markets Risk.  The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

ETF Cash Transactions Risk.  Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions for cash, rather than in-kind

6

KraneShares E Fund China Commercial Paper ETF

securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could avoid by making redemptions in kind. As a result, the Fund may pay out higher annual capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

Fixed Income Securities Risk.  Fixed income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will not make timely interest payments or repay the principal of bonds issued (i.e., it defaults on its obligations). This risk is significant, given that the Fund invests in unsecured debt instruments. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the level of interest rates. When interest rates go up, the prices of most bonds go down; and when interest rates go down, the prices of most bonds go up. Bonds with longer durations tend to be more sensitive to interest rate changes, typically making them more volatile. The current low-interest-rate environment heightens the risks associated with rising interest rates.

Foreign Securities Risk.  Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about non-U.S. issuers. Non-U.S. issuers, especially issuers in China and other emerging markets, may also be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Income from securities of non-U.S. issuers, including, in the case of Chinese issuers, gains on the sale of such securities, may be subject to foreign taxes. Even if the Fund qualifies to pass these taxes through to shareholders, your ability to claim a credit for such taxes may be limited, particularly in the case of taxes on capital gains. Investments in foreign securities may be less liquid than investments in U.S. securities.

Geographic Focus Risk.  The Fund’s investments are focused in China and Hong Kong, and therefore the Fund will be susceptible to adverse market, political, regulatory, and geographic events affecting those regions.

China.  The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy, and may introduce new laws and regulations that have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. An investment in the Fund involves a risk of total loss. In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are characterized by relatively frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility. Further, the Chinese economy is heavily dependent upon trading with key partners, such as the United States, Japan and countries in the European Union. Any reduction in this trading may cause an adverse impact on the Chinese economy and, thus, the value of the Fund’s investments.

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KraneShares E Fund China Commercial Paper ETF

Hong Kong.  The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government.

High Portfolio Turnover Risk.  The Fund's strategy may result in high turnover rates, which may increase the Fund's brokerage commission costs and negatively impact the Fund's performance.

High Yield and Unrated Securities Risk.  Securities that are unrated or rated below investment grade (or “junk bonds”) are subject to greater risk of loss of income and principal than highly rated securities. Junk bonds are inherently speculative. The prices of unrated and high yield securities are likely to be more volatile than those of highly rated securities, and the secondary market for them may be less liquid than that for highly rated securities.

Interbank Bond Market Program Risk.  Because the People’s Bank of China’s program permitting foreign investors to invest directly in PRC fixed income securities traded on the Interbank Bond Market is new, the actual effect on the market for trading for securities included in the Underlying Index with the introduction of large numbers of foreign investors is unknown. Further, regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the program. There is no guarantee that the People’s Bank of China will continue to support this program in the future.

Investment in Investment Companies Risk.  The Fund may invest up to 10% of its net assets in shares of other investment companies, including ETFs and PRC Investment Companies, provided that it does not own more than 3% of any one ETF or invest more than 5% of its assets in any PRC Investment Company. As a result of such investments, the Fund will indirectly be exposed to the risks of investments by such funds. Moreover, the Fund will incur its pro rata share of the underlying investment companies’ expenses. These investments limitations do not apply to investments in U.S. money market funds. E Fund is subject to conflicts of interest in allocating Fund assets to PRC Investment Companies that are sponsored by E Fund to the extent it is paid a management fee both by the Fund and such PRC Investment Companies.

International Closed Market Trading Risk.  Because the Fund’s underlying securities trade on markets that may be closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying security and stale pricing resulting in the Fund trading at a discount or premium to net asset value that may be greater than those incurred by other exchange-traded funds.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. The Underlying Index consists of RMB-denominated debt securities issued inside mainland China, certain of which may be or become illiquid. If a number of securities held by the Fund halt trading, such as due to an exchange’s limit-up, limit-down rules, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Management Risk.  Because the Fund generally employs a representative sampling strategy to track the performance of the Underlying Index and invests in less than the total number of securities

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KraneShares E Fund China Commercial Paper ETF

in the Underlying Index, the Fund is subject to management risk. This is the risk that the representative sampling process, which is subject to a number of constraints, may not produce the intended results.

Market Risk.  The values of securities in the Underlying Index could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors, such as increasing interest rates, could cause increased volatility in global financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund. Further, the Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements. Such market developments may also cause the Fund to encounter difficulties in timely honoring redemptions, especially if market events cause an increased incidence of shareholder redemptions.

Non-Diversified Fund Risk.  Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single issuer could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Passive Investment Risk.  The Fund is not actively managed and therefore may not sell an equity security due to current or projected underperformance of a security, industry or sector. The Fund’s use of a representative sampling approach may result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held more of the securities in the Underlying Index.

Premium/Discount Risk.  Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines.

Secondary Market Trading Risk.  Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained.

Sovereign and Quasi Sovereign Debt Risk.  The governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited

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KraneShares E Fund China Commercial Paper ETF

legal recourse against the issuer and/or guarantor. During periods of economic uncertainty, the market prices of government and quasi-sovereign PRC securities, and the Fund’s NAV, may be more volatile than prices of corporate bonds, which may result in losses. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for holders of such government and quasi-sovereign bonds.

Tax Risk.  In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy income, asset diversification and distribution requirements each year. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Tracking Error Risk.  The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index due to, among other factors, the Fund’s use of a representative sampling strategy and the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities. The Fund may not be able to invest in certain components of the Underlying Index due to legal restrictions imposed by foreign governments or other regulatory reasons. In addition, certain securities included in the Underlying Index may be suspended from trading. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected. Changes in currency exchange rates or delays in converting currencies may also cause tracking error.

Valuation Risk.  Independent market quotations for the non-U.S. securities held by the Fund may not be readily available, and such securities may be fair valued. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their holdings.

Performance Information

The following bar chart and table illustrate the variability of the Fund’s returns and indicate the risks of investing in the Fund by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by visiting www.kraneshares.com.

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KraneShares E Fund China Commercial Paper ETF

Total Annual Returns For Calendar Year Ended December 31

As of June 30, 2016, the Fund’s year-to-date total return was -1.35%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter Ended/Year
Highest Return	1.57%	6/30/2015
Lowest Return	-2.17%	9/30/2015

Average Annual Total Returns for the period ended December 31, 2015

KraneShares E Fund China Commercial Paper ETF	1 year	Since Inception (12-2-2014)
Return Before Taxes	-1.17%	-1.74%
Return After Taxes on Distributions	-1.65%	-2.29%
Return After Taxes on Distributions and Sale of Fund Shares	-0.66%	-1.56%
CSI Diversified High Grade Commercial Paper Index (Reflects no deduction for fees, expenses or taxes)	0.19%	-0.52%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	1.38%	1.08%

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

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KraneShares E Fund China Commercial Paper ETF

Management

Investment Manager and Co-Adviser

Krane Funds Advisors, LLC serves as the investment manager to the Fund.

E Fund Management (Hong Kong) Co., Limited serves as the Co-Adviser to the Fund.

Portfolio Managers

Ms. Xiaochen Wang and Messrs. Guandgong Qi and Ethan Chan, CFA serve as the Fund’s co-portfolio managers. Ms. Wang and Mr. Qi have served in those roles since the Fund’s inception in 2014 and Mr. Chan has served in that role since 2016.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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Additional Information About the Fund

Investment Objective.  The Fund seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of a specific foreign fixed income securities benchmark. The Fund’s current benchmark is the CSI Diversified High Grade Commercial Paper Index (the “Underlying Index”). The Fund’s investment objective is non-fundamental. As a result, it may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

Principal Investment Strategies.  The Fund uses a passive management strategy, known as “representative sampling,” to track the performance of the Underlying Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index. E Fund Management (Hong Kong) Co., Limited (“E Fund”), the Fund’s Co-Adviser, selects the representative sample of securities for the Fund at its discretion, subject to the investment strategy and restrictions of the Fund and oversight by Krane Funds Advisors, LLC (“Krane”) and the Board of Trustees. The Fund’s securities are expected to have, in the aggregate, characteristics (based on factors such as market capitalization, industry weightings, return variability and yield) similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index when E Fund is using a representative sampling indexing strategy. Under certain circumstances, E Fund may employ a replication strategy on behalf of the Fund, which means that the Fund will typically invest in substantially all of the components of the Underlying Index in approximately the same weights as they appear in the Underlying Index. There also may be instances in which the Fund may choose to underweight or overweight a security in the Underlying Index, purchase securities not included in the Underlying Index that it believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques to seek to track as closely as possible, before fees and expenses, the price and yield performance of the Underlying Index. The Fund may sell securities that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Under normal circumstances, the Fund will invest at least 80% of its total assets in securities of the Underlying Index. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. As a result, the Fund may be more vulnerable to adverse market movements than a fund that engages in temporary defensive strategies. Krane and E Fund seek for the Fund to have a tracking error relative to the performance of its Underlying Index of less than five percent.

The Underlying Index seeks to track the performance of investment grade on-shore renminbi (“RMB”)-denominated (or “CNY”) commercial paper issued by sovereign, quasi-sovereign and corporate issuers in the People’s Republic of China’s (“China” or the “PRC”) and traded in the inter-bank bond market. For purposes of the Underlying Index, investment grade commercial paper is commercial paper that is issued by an issuer whose long-term bonds are rated AAA or equivalent by one or more Chinese credit rating agencies; or commercial paper that is rated at least A-1 or equivalent by one or more Chinese credit rating agencies and is issued by an issuer whose long-term bonds are rated at least AA+ or equivalent by one or more Chinese credit rating agencies. All index constituents are unsecured bonds. To qualify for inclusion in the Underlying Index, a commercial paper issue must have at least RMB ¥600 million outstanding and a remaining term to final maturity of no more than one year (365 days) and no less than one month (31 days). Index constituents are capitalization-weighted based on current amounts outstanding. The Underlying Index

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Additional Information About the Fund

does not hedge against fluctuations in the relative value of RMB against the U.S. dollar. Thus, it is expected to have lower returns than an equivalent index that hedges against a weakening of the RMB relative to the U.S. dollar.

The Underlying Index is reconstituted and rebalanced on the first business day of each month. Issues that meet the Underlying Index criteria at that time are included in the Underlying Index for the next month. Issues that cease to meet the Underlying Index’s criteria during any given month are not removed until the next rebalancing date. Cash flows from payments by issuers that are received during the month are retained in the Underlying Index until the end of the month and then are removed as part of the Underlying Index’s rebalancing. The Underlying Index is expected to reflect the commercial paper of approximately 750 issuers at each rebalance.

E Fund has received a Renminbi Qualified Foreign Institutional Investor (“RQFII”) license from the China Securities Regulatory Commission (“CSRC”) and has received an initial quota to invest in PRC securities, such as onshore RMB-denominated commercial paper, for the Fund’s use by China’s State Administration of Foreign Exchange (“SAFE”). E Fund may also obtain a license on behalf of the Fund as a Qualified Foreign Institutional Investor (“QFII”). A PRC securities quota may be required to purchase the securities contained in the Underlying Index. The Fund may also invest in PRC securities through a recent People’s Bank of China program that permits foreign investors to invest directly in PRC fixed income securities traded on the Interbank Bond Market, even without a RQFII/QFII license. The securities in which the Fund expects to invest will primarily be purchased in over-the-counter markets.

The Fund may invest up to 20% of its assets in investments that are not included in the Underlying Index, but which Krane and/or E Fund believes will help the Fund track its Underlying Index. There also may be instances in which the Fund may choose to underweight or overweight a security in the Underlying Index, purchase securities not included in the Underlying Index that it believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques to seek to track as closely as possible before fees and expenses, the price and yield performance of the Underlying Index. Thus, the Fund may invest in RMB-denominated securities principally traded in the off-shore RMB (or “CNH”) market, which is an over-the-counter (“OTC”) market located in countries outside of the PRC, such as Hong Kong and Singapore. The Fund’s other investments may include debt securities issued in any denomination in other political jurisdictions, including Hong Kong and Singapore, unrated and high yield securities (commonly referred to as “junk bonds”), and investment company securities.

The Fund may invest up to 10% of its net assets in shares of investment companies, such as ETFs, unit investment trusts, closed-end investment companies and foreign investment companies (provided that it does not own more than 3% of any one company or invest more than 5% of its assets in any one company), including to gain exposure to component securities of the Fund’s Underlying Index or when such investments present a more cost efficient alternative to investing directly in the securities. Foreign investment companies in which the Fund may invest include RMB-denominated short-term bond funds domiciled in the PRC (the “PRC Investment Companies”), which are foreign investment companies. Certain PRC Investment Companies may be sponsored by E Fund. The Fund may also invest in Chinese government bonds, hold cash in a deposit account in China, or invest in U.S. money market funds or other U.S. cash equivalents, including U.S. Treasury futures, to the extent that Krane and/or E Fund believe that doing so will help the Fund achieve its investment objective. The Fund’s investments in U.S. money market funds are not subject to the

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Additional Information About the Fund

limits described above. No more than 5% of the Fund’s net assets will be invested in any one foreign investment company or held in cash in a deposit account in China.

To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. The Fund is non-diversified.

Each of the policies described in this Prospectus, including the Fund’s investment objective and 80% policy, is a non-fundamental policy that may be changed by the Board of Trustees of the Trust without shareholder approval upon 60 days prior written notice to shareholders. Certain fundamental policies of the Fund are set forth in the Fund’s SAI.

Underlying Index

The Fund’s Underlying Index is calculated and maintained by the China Securities Index Corporation (“CSI” or the “Index Provider”). CSI, a leading index provider in China, is a joint venture between the Shanghai Stock Exchange and the Shenzhen Stock Exchange that specializes in the creation of indices and index-related services.

Constituents of the Underlying Index are capitalization-weighted based on their current amount outstanding. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the Underlying Index until the end of the month and then are removed as part of the Underlying Index’s rebalancing. Cash may earn interest but does not earn any reinvestment income while it is held in the Underlying Index. The Underlying Index is rebalanced on the first business day of the month. Issuers that meet the qualifying criteria of the Underlying Index are included for the following month. Issuers that no longer meet the Underlying Index’s criteria during the course of the month remain in the Underlying Index until the next rebalancing, at which point they are removed from the Underlying Index.

The Underlying Index was created for use by the Fund and launched in November 2014. The base value (the initial value assigned to the Underlying Index) of the Underlying Index was $100 as of December 31, 2007. The Underlying Index is constructed and maintained using a rules-based methodology. As of June 30, 2016, the Underlying Index had a total market capitalization of approximately $1,651 billion and approximately 750 constituents. Additional information about the Underlying Index is available on the Index Provider’s website, www.csindex.com.cn.

Principal Risks of Investing in the Fund.  The following section provides additional information regarding certain of the principal risks of investing in the Fund.

Authorized Participants Concentration Risk.  The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to net asset value and may face delisting from the Exchange.

Cash and Cash Equivalents Risk.  The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

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Additional Information About the Fund

China Risks.  Whether the Fund invests indirectly in China by investing in PRC securities available through E Fund in its capacity as an RQFII or QFII, directly through the People’s Bank of China’s Interbank Bond Market program, or through over-the-counter markets located in countries outside of the PRC, such as Hong Kong and Singapore, as described in this Prospectus, investments in China involve certain risks and special considerations, including the following:

Specific Risks Related to Quotas.  An RQFII or QFII license and PRC securities quota may be required to invest directly in the types of PRC securities in which the Fund will invest. The Fund’s investment in PRC securities may be limited to the PRC securities quota obtained by E Fund in its capacity as RQFII or QFII on behalf of the Fund. The Chinese securities markets are substantially smaller, less liquid and more volatile than the securities markets in the United States.

Because restrictions continue to exist and capital therefore cannot flow freely into the PRC securities market, it is possible that in the event of a market disruption, the liquidity of the PRC securities market and trading prices of the PRC securities market could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The Fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the PRC securities market and the short-term and long-term prospects of its investments in PRC securities.

The Chinese government has in the past taken actions that benefitted holders of PRC securities. As PRC securities become more available to foreign investors, such as the Fund, the Chinese government may be less likely to take action that would benefit holders of PRC securities. In addition, there is no guarantee that E Fund and the Fund will continue to maintain their PRC securities quota or be able to obtain an additional PRC securities quota if the PRC securities quota is reduced or eliminated by SAFE at some point in the future. E Fund has received an initial PRC securities quota for the Fund’s use. If the Fund is unable to obtain sufficient exposure to the performance of the Underlying Index due to the limited availability of PRC securities quota, the Fund could seek exposure to the component securities of the Underlying Index by investing in securities through the People’s Bank of China’s Interbank Bond Market program or in securities that are located in the over-the-counter market in countries outside of the PRC, such as Hong Kong and Singapore or bond securities issued in other jurisdictions. The Fund may also invest in ETFs that can obtain comparable exposures. If necessary, the Fund may suspend the sale of Creation Units until Krane and E Fund determine that the requisite exposure to the component securities of the Underlying Index is obtainable. During the period that creations are suspended, Fund shares could trade at a significant premium or discount to NAV and the Fund could experience substantial redemptions. Alternatively, the Fund may change its investment objective and thus track another index of Chinese-related securities, including, but not limited to, PRC debt securities and/or securities that are traded in the CNH market. In circumstances beyond the control of the Fund, the Fund may incur significant losses due to limited investment capabilities, including based on investment objectives or strategies, due to investment restrictions on RQFIIs and QFIIs (if a QFII license is obtained), illiquidity of the Chinese securities markets, or delay or disruption in execution or settlement of trades. Should the PRC securities quota be or become inadequate to meet the investment needs of the Fund, the Fund is expected to be adversely affected.

From time to time, certain of the issuers of securities purchased by the Fund may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the

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Additional Information About the Fund

U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

Custody Risks.  The Fund is required to select a PRC sub-custodian (“PRC Custodian”). The PRC Custodian maintains the Fund’s investments in PRC securities in China to ensure their compliance with the rules and regulations of the CSRC and the People’s Bank of China. China Construction Bank Corporation serves as the Fund’s PRC Custodian. The majority of PRC securities held by the Fund are held in mainland China through an account with the China Interbank Market (“CIBM”). Other PRC securities are dealt and held in book-entry form through the China Securities Depository and Clearing Corporation Limited (“CSDCC”), China Central Depository and Clearing Corporation Limited (“CCDCC”) and/or Shanghai Clearing House (“SCH”). In either case, PRC securities purchased by E Fund in its capacity as the Fund’s RQFII or QFII may be received in a securities account maintained by the PRC Custodian in the joint names of the Fund and E Fund. The PRC Custodian fees are paid by the Fund. E Fund may not use the account for any other purpose than for maintaining the Fund’s assets. However, given that the securities trading account will be maintained in the joint names of E Fund and the Fund, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of E Fund may assert that the securities are owned by E Fund and not the Fund, and that a court would uphold such an assertion, in which case creditors of E Fund could seize assets of the Fund. Because E Fund’s PRC securities quota would be in the name of E Fund and the Fund, there is also a risk that regulatory actions taken against E Fund by PRC government authorities may affect the Fund. This is particularly acute in the case of cash deposited with the PRC Custodian because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.

Available Disclosure About Chinese Issuers.  Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. Generally Accepted Accounting Principles.

Chinese Corporate and Securities Law.  The Fund’s rights with respect to its investments in PRC securities, if any, generally will not be governed by U.S. law, and instead will generally be governed by Chinese law. China operates under a civil law system, in which court precedent is not binding. Because there is no binding precedent to interpret existing statutes, there is uncertainty regarding the implementation of existing law.

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Additional Information About the Fund

Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the United States and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as the Fund, with protection in all situations where protection would be provided by comparable law in the United States. China lacks a national set of laws that address all issues that may arise with regard to a foreign investor such as the Fund. It may therefore be difficult for the Fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for the Fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as the Fund.

China’s legal system is based on statutes enacted by various state bodies with economic matters such as foreign investment, company organization and governance, taxation and trade. These laws are relatively recent with published court opinions based on these being limited, which makes the interpretation and enforcement of these laws and regulations uncertain. In addition, laws pertaining to bankruptcy proceedings are generally less developed and may be different than such laws in the United States, which may lead to unpredictable results.

The regulations which apply to investments by RQFIIs and QFIIs, including the repatriation of capital, are relatively new. The application and interpretation of such regulations are therefore relatively untested. In addition, PRC authorities have broad discretion under such investment regulations and there is little precedent or certainty evidencing how such discretion will be exercised now or in the future.

Chinese Credit Rating Risks.  The components of the Underlying Index securities, and therefore the securities held by the Fund, will be rated by Chinese ratings agencies (and not by U.S. entities, such as nationally recognized statistical ratings organizations (“NRSROs”)). The rating criteria and methodology used by Chinese rating agencies may be different from those adopted by NRSROs and established international credit rating agencies. Therefore, such rating systems may not provide an equivalent standard for comparison with securities rated by international credit rating agencies.

Chinese Securities Markets.  The securities markets in China, including the debt markets, have a limited operating history and are not as developed as those in the United States. These markets, historically, have had greater volatility than markets in the United States and some other countries. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accordingly, issuers of securities in China generally are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.

Foreign Currency Considerations.  The Fund’s NAV is determined on the basis of U.S. dollars and, therefore, the Fund may lose value if a foreign currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. The Fund’s assets will be invested primarily in the securities of issuers in China and the income received by the Fund will be primarily in RMB. Meanwhile, the Fund will compute and expects to distribute its income in

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Additional Information About the Fund

U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Any gain or loss attributable to fluctuations in exchange rates between the time the Fund accrues income or gain and the time the Fund converts such income or gain from RMB to the dollar is generally treated as ordinary income or loss. Therefore, if the value of the RMB increases relative to the U.S. dollar between the accrual of income and the time at which the Fund converts the RMB to U.S. dollars, the Fund will recognize ordinary income when the RMB is converted.

Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and RMB. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

RMB can be categorized into CNY (onshore RMB) and “CNH” (offshore RMB), traded outside the PRC. CNY and CNH are traded at different exchange rates and their exchange rates may not move in the same direction. Although there has been a growing amount of RMB held offshore, CNH cannot be freely remitted into the PRC and is subject to certain restrictions, and vice versa. The Fund may be adversely affected by the exchange rates between CNY and CNH.

The use of currency transactions could result in the Fund’s incurring losses as a result of the imposition of exchange controls, exchange rate regulation, suspension of settlements or the inability to deliver or receive a specified currency. The Fund may be subject to delays in converting or transferring U.S. dollars to RMB for the purpose of purchasing PRC securities. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity, purchasing securities at a higher price than originally intended, or incurring cash drag. These effects may be exacerbated by large purchases and redemptions of Fund shares, such as where other investment companies invest in the Fund.

Foreign Exchange Control.  RMB is currently not a freely convertible currency as it is subject to foreign exchange control, fiscal policies and repatriation restrictions imposed by the Chinese government. Such control of currency conversions and movements in the RMB exchange rates may adversely affect the operations and financial results of PRC companies and the Fund. If such control policies change in the future, the Fund may be adversely affected. The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, places significant restrictions on the remittance of foreign currency and strictly regulates currency exchange from RMB. Under SAFE regulations, Chinese corporations may only purchase foreign currencies through government approved banks. In general, Chinese companies must receive approval from or register with the Chinese government before investing in certain capital account items, including direct investments and loans, and must thereafter maintain separate foreign exchange accounts for the capital items. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect the Fund and its investments. The PRC government may impose additional or other currency capital controls that could significantly harm the Fund. The international

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Additional Information About the Fund

community has requested that China ease its restrictions on currency exchange, but it is unclear whether the Chinese government will change its policy.

Since 2005, the exchange rate of the RMB is no longer strictly pegged to the U.S. dollar. The RMB has now moved to a managed floating exchange rate based on market supply and demand with reference to a basket of foreign currencies. The daily trading price of the RMB against other major currencies in the inter-bank foreign exchange market is allowed to float within a narrow band around the central parity published by the People’s Bank of China. As the exchange rates may be based on market forces, the exchange rates for RMB against other currencies, including the U.S. dollar, are susceptible to movements based on external factors. There can be no assurance that the RMB will not be subject to devaluation. Any devaluation of the RMB could adversely affect the value of the Fund’s investments.

The PRC government imposes restrictions on the remittance of RMB out of and into China. The Fund will be required to remit RMB from Hong Kong to the PRC to settle the purchase of PRC securities by the Fund from time to time. In the event such remittance is disrupted, the Fund could be adversely affected and, among other matters, will not be able to fully replicate the Underlying Index by investing in the relevant PRC securities and this may increase the tracking error of the Fund. Any delay in repatriation of RMB out of China may result in delay in payment of redemption proceeds to the redeeming investors. The Chinese government’s policies on exchange control and repatriation restrictions are subject to change, and the Fund’s performance may be adversely affected.

Hong Kong Policy.  As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the Fund’s portfolio.

Inflation.  Economic growth in China has also historically been accompanied by periods of high inflation. Beginning in 2004, the Chinese government commenced the implementation of various measures to control inflation, which included the tightening of the money supply, the raising of interest rates and more stringent control over certain industries. If inflation were to increase, the performance of the Chinese economy and the Fund’s investments could be negatively impacted.

Investment and Repatriation Restrictions.  Investments by the Fund in PRC securities are subject to governmental pre-approval limitations on the quantity that the Fund may purchase or limits on the classes of securities in which the Fund may invest.

Repatriations by RQFIIs are currently permitted daily and are not subject to repatriation restrictions or prior regulatory approval. However, there is no assurance that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the PRC rules and regulations may be applied retroactively. Any restrictions on repatriation of the Fund’s portfolio investments may have an adverse effect on the Fund’s ability to meet redemption requests. If a QFII license is obtained and used, all repatriations of gains and income on PRC securities would require the approval of SAFE.

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Further, no single underlying foreign investor investing through a QFII (e.g., the Fund) may hold more than 10% of the total outstanding shares in one listed company and all foreign investors investing through QFIIs (e.g., the Fund) may not hold, in aggregate, more than 30% of the total outstanding shares in one listed company. Such limits may not apply where foreign investors make strategic investment in listed companies in accordance with the Measures for the Administration of Strategic Investments in Listed Companies by Foreign Investors.

If the Fund obtains and invests directly in the PRC securities market with a QFII license, Krane and/or E Fund will be required to transfer the entire investment principal for its PRC securities quota into a local sub-custodian account within such time period as specified by SAFE (up to six months). Following this, investment capital will be subject to an initial lock-up period (currently three months if the Fund is deemed to be an “open end fund” under Chinese regulations), during which the assets may not be repatriated to the United States, even if they are never invested in PRC securities. Following that time, investment principal and earnings may generally only be repatriated with the approval of SAFE, although up to $50 million may be repatriated each week without SAFE approval if the Fund is deemed to be an “open end fund” under Chinese regulations. These limitations on repatriation of the Fund’s assets, if the Fund becomes subject to them, may adversely affect the Fund’s ability to meet redemption requests and/or may cause the Fund to borrow money in order to meet its obligations. These limitations may also prevent the Fund from making certain distributions to shareholders.

The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely. These restrictions or limitations may have adverse effects on the liquidity and performance of the Fund holdings as compared to the performance of the Underlying Index. This may increase the risk of tracking error and the Fund may not be able to achieve its investment objective.

Loss of Favorable U.S. Tax Treatment Risk.  The Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. However, if the Fund uses a QFII license and does not receive approval from SAFE to repatriate funds associated with direct investment in PRC securities on a timely basis, it may be unable to satisfy the distribution requirements required to qualify for the favorable tax treatment otherwise generally afforded to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund fails to qualify for any taxable year as a RIC, the Fund would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level currently at a 35% U.S. federal tax rate and, when such income is distributed, to a further tax at the stockholder level to the extent of the Fund’s current or accumulated earnings and profits. In addition, the Fund would not be eligible for a deduction for dividends paid to shareholders.

To the extent the Fund does not distribute to shareholders all of its investment company taxable income and net capital gain in a given year, it will be required to pay U.S. federal income tax on the retained income and gains, thereby reducing the Fund’s return. The Fund may elect to treat its net capital gain as having been distributed to shareholders. In that case, shareholders of record on the last day of the Fund’s taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund.

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Additional Information About the Fund

Nationalization and Expropriation Risk.  After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. An investment in the Fund involves a risk of a total loss.

Over-the-Counter Market Risk.  OTC markets such as the PRC inter-bank bond market are subject to less governmental regulation and supervision of transactions than organized exchanges. In addition, many of the protections afforded to participants in some organized exchanges, such as the performance guarantee of an exchange clearing house, generally are not available in connection with transactions on OTC markets. Therefore, by entering into transactions on OTC markets, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transaction and that one or more trades will fail, causing it to, for example, liquidate other investments at a disadvantageous time to meet redemption requests.

Political and Economic Risk.  The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources. Although the majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in the past 30 years, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.

For more than 30 years, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. There can, however, be no assurance that the PRC government will continue to pursue such economic policies or, if it does, that those policies will continue to be successful or will not otherwise have a negative effect on the Fund. Any such adjustment and modification of those economic policies may have an adverse impact on the securities market in the PRC as well as the underlying securities of the Underlying Index. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of the Fund.

Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the underlying issuers of the PRC securities in the Underlying Index. The laws, regulations, including the investment regulations allowing QFIIs and RQFIIs to invest in PRC securities, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the Fund’s portfolio.

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Additional Information About the Fund

The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy and the Fund’s investments.

The Chinese economy is export-driven and highly reliant on trade. The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments.

Moreover, the slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments.

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold large amounts of non-performing loans. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make certain Chinese securities illiquid.

PRC Dealer Risk.  Currently, only a limited number of dealers are available to trade PRC securities with the Fund. As a result, E Fund will have less flexibility to choose among dealers on behalf of the Fund than is typically the case for investment advisers. If E Fund is unable to use a particular dealer in the PRC, the operation of the Fund will be adversely affected, and the Fund may not be able to track the Underlying Index. Further, the operation of the Fund may be adversely affected in case of any acts or omissions of the PRC dealer, which may result in higher tracking error or the Fund being traded at a significant premium or discount to its NAV. E Fund, in its selection of PRC dealers, will consider such factors as it deems necessary, but may be limited where only a small number of dealers, or one dealer, has access to a security sought for the Fund. There is also a risk that the Fund may suffer losses from the default, bankruptcy or disqualification of the PRC dealers. In such event, the Fund may be adversely affected in the execution of any transaction.

Tax Risk.  Capital gains realized on the sale of PRC debt securities are likely subject to tax in China; however, the precise method of calculating and collecting the tax for debt securities has not been determined. There is a risk that PRC tax authorities may seek to collect tax on capital gains realized on the sale of PRC debt securities on a retroactive basis without giving any prior warning. If such tax is collected, the tax liability will be payable by the Fund.

Currently, specific PRC tax rules governing the taxation of QFIIs and RQFIIs from the trading of PRC debt securities have yet to be announced. In this regard, the general principle of the PRC CIT Law should apply. Under the PRC CIT Law, a non-tax resident enterprise without a permanent establishment (PE) in the PRC is subject to CIT on a withholding basis, generally at a rate of 10%, to the extent it directly derives the PRC sourced passive income (such as capital gains and interest income). According to Circular 47 and Circular 394, assuming that the QFIIs or RQFIIs are not PRC tax resident enterprises and do not have a PE in the PRC, the QFIIs or

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Additional Information About the Fund

RQFIIs should be subject to PRC WHT at a rate of 10% (which may be reduced by applicable tax treaty) with respect to interest derived from PRC securities and dividends (if any).

The WHT on interest should be withheld by the domestic PRC interest payers. Circular 47 and Circular 394 did not clarify the WHT treatment in respect of capital gains derived by non PRC resident enterprises (including QFIIs and RQFIIs) from the trading of PRC debt securities. Although Circular 79, issued in November 2014, clarifies these rules in certain ways with respect to capital gains on equity securities, no further clarification has been provided with respect to capital gains on debt securities. In the absence of specific PRC tax regulations, capital gains realized by QFIIs and RQFIIs on the sale of PRC debt securities should be subject to WHT at a rate of 10% (which may be reduced by applicable tax treaty) in China pursuant to the general principle of the current PRC CIT Law. However, the precise method of calculating and collecting the tax has not been determined. Although the PRC tax bureaus have not actively enforced the collection of WHT on capital gains derived by QFIIs and RQFIIs, in practice there is a risk that PRC tax authorities may seek to collect WHT on capital gains realized by QFIIs and RQFIIs on the sale of PRC debt securities on a retroactive basis without giving any prior warning. If such WHT is collected, the WHT liability should be payable by the QFII and RQFII and may be passed on to and borne by the Fund.

In light of this uncertainty, Krane reserves the right to establish a reserve in order to meet this potential WHT liability for capital gains realized on the sale of PRC debt securities. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund’s payment of it. Investors should note that such provision, if any, may be excessive or inadequate to meet actual WHT liabilities (which could include interest and penalties) on the Fund’s investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities. Krane intends to make relevant provisions with respect to dividends and interest (if any) on PRC securities if the WHT on dividends and interest is not withheld at the source at the time such income is received.

When the QFIIs and RQFIIs transfer PRC securities, PRC Stamp Duty is currently imposed on the seller but not on the purchaser, at a rate of 0.1% on the transacted value. In addition, under the current PRC BT Law, which came into effect on 1 January 2009, a taxpayer would be subject to PRC BT at a rate of 5% in respect of capital gains derived from the trading of PRC securities. However, Caishui [2005] 155 grants BT exemption to QFIIs in respect of their gains derived from the trading of PRC securities. The new BT Law, which came into effect on 1 January 2009, has not changed this exemption treatment at the time of this Prospectus. However, it is not clear whether a similar exemption would be extended to RQFIIs. Dividend income or profit distributions on equity investment derived from China are not included in the taxable scope of BT.

In addition, urban maintenance and construction tax (currently at the rate ranging from 1% to 7%), educational surcharges (currently at the rate of 3%) and local educational surcharges (currently at the rate of 2%) are imposed based on the BT liabilities.

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Additional Information About the Fund

Concentration Risk.  Because the Fund’s assets will be concentrated in an industry or group of industries or sector, to the extent that the Underlying Index concentrates in a particular industry or group of industries or sector, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries or sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. From time to time, the Fund may invest a significant percentage of its assets in issuers in a single industry (or the same group of industries) or sector of the economy. While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Underlying Index, the Fund is currently subject to the risks described below. The Fund may have significant exposure to other industries or sectors over time.

Energy Sector Risk.  As of June 30, 2016, issuers in the energy sector represented 13.73% of the Underlying Index. The energy sector of an economy is typically cyclical and highly dependent on energy prices. The market value of companies in the energy sector are strongly affected by the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, energy conservation efforts, exchange rates, interest rates, economic conditions, tax treatment, increased competition and technological advances, among other factors. Companies in this sector may be subject to substantial government regulation and interference, which may limit their earnings. A significant portion of revenues of these companies typically depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any such event could have serious consequences for the general population of the area impacted and could have an adverse impact on the performance of the Fund.

Industrials Sector Risk.  As of June 30, 2016, issuers in the industrials sector represented 17.83% of the Underlying Index. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates. The success of these companies is affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. In addition, the industrials sector may also be adversely affected by changes or trends in commodity prices, which may be unpredictable.

Materials Sector Risk.  As of June 30, 2016, issuers in the materials sector represented 12.54% of the Underlying Index. Companies in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical progress, labor relations and government regulations, among other factors. Also, companies in the materials sector are at risk of liability for environmental damage and

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Additional Information About the Fund

product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.

Utilities Sector Risk.  As of June 30, 2016, issuers in the utilities sector represented 22.24% of the Underlying Index. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, and financing large construction programs during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; and be subject to increased costs because of the scarcity of certain fuels or the effects of man-made disasters. Deregulation is subjecting utility companies to greater competition and may adversely affect profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. Government regulators monitor and control utility operations, revenues and costs, and therefore may limit utility profits. Regulatory authorities may also restrict utility companies’ access to new markets, thereby diminishing these companies’ long-term prospects. Energy conservation and changes in climate policy may have a significant adverse impact on the revenues and expenses of utility companies.

Emerging Markets Risk.  The Fund invests a significant portion of its assets in securities and instruments that are traded in developing or emerging markets or that provide exposure to such securities or markets. These investments can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments. For example, developing and emerging markets may be subject to (i) greater market volatility, (ii) greater risk of asset seizures and capital controls, (iii) lower trading volume and liquidity, (iv) greater social, political and economic uncertainty, (v) governmental controls on foreign investments and limitations on repatriation of invested capital, (vi) lower disclosure, corporate governance, auditing and financial reporting standards, (vii) fewer protections of property rights, (viii) restrictions on the transfer of securities or currency, and (ix) settlement and trading practices that differ from U.S. markets. Each of these factors may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares, and cause the Fund to decline in value.

ETF Cash Transactions Risk.  Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to Authorized Participants. Unlike most other ETFs, however, the Fund expects to effect its creations and redemptions for cash, rather than in-kind securities. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with redemption requests. Effecting redemptions for cash may cause the Fund to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such dispositions may occur at an inopportune time resulting in potential losses to the Fund and involve transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind or to recognize such gain sooner than would otherwise have been required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in another ETF.

In addition, cash transactions may have to be carried out over several days if the securities market in which the Fund is trading is relatively illiquid and may involve considerable brokerage fees and taxes.

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Additional Information About the Fund

These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will generally be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, the Fund has capped the total fees that may be charged in connection with the redemption of Creation Units at 2% of the value of the Creation Units redeemed. To the extent transaction and other costs associated with a redemption exceed that cap, those transaction costs will be borne by the Fund’s remaining shareholders. China may also impose higher local tax rates on transactions involving certain companies. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for other ETFs.

Fixed Income Securities Risk.  Investing in fixed income securities subjects the Fund to the following risks:

Call Risk.  If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Credit Risk.  The Fund could lose money if the issuer of a fixed income security is unable to meet its principal obligations in a timely manner, or if negative perceptions of the issuer’s ability to make such payments cause the price of the bond to decline.

Income Risk.  The Fund’s income may decline due to falling interest rates. During a period of falling interest rates, income risk is generally higher for short term bond funds, moderate for intermediate term bond funds and low for long term bond funds. Therefore, investors should expect a Fund’s monthly income to fluctuate accordingly.

Interest Rate Risk.  Interest rate risk is the risk that the securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Issuer Risk.  There may be economic or political changes that impact the ability of issuers to repay principal and to make interest payments on securities. Changes to the financial condition or credit rating of issuers may also adversely affect the value of the Fund’s securities.

Reinvestment Risk.  The Fund’s performance may be adversely impacted when interest rates fall because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature.

Foreign Securities Risk.  Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political and economic instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers, especially issuers in China and other emerging markets, may be subject to less stringent regulation, and to

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Additional Information About the Fund

different accounting, auditing, recordkeeping, financial reporting and investor protection requirements. Investments in foreign securities typically are less liquid than investments in U.S. securities. The value of foreign securities may change materially when the U.S. markets are not open for trading.

Income from securities of non-U.S. issuers, including, in the case of Chinese issuers, gains on the sale of such securities, may be subject to foreign taxes. Even if the Fund qualifies to pass these taxes through to shareholders, your ability to claim a credit for such taxes may be limited, particularly in the case of taxes on capital gains.

Foreign markets may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. This could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing the Fund’s assets to be uninvested for some period of time.

Geographic Focus Risk.  The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing the Fund’s assets to be uninvested for some period of time. The Fund is less diversified across countries or geographic regions and generally riskier than more geographically diversified funds.

High Portfolio Turnover Risk.  The Fund's investment strategy may from time to time result in higher turnover rates. This may increase the Fund's brokerage commission costs. The performance of the Fund could be negatively impacted by the increased brokerage commission costs incurred.

High Yield and Unrated Securities Risk.  Securities that are unrated or rated below investment grade (or “junk bonds”) are subject to greater risk of loss of income and principal than rated securities, particularly highly rated securities. Junk bonds are inherently speculative. The prices of unrated and high yield securities are generally more sensitive to adverse economic changes and individual issuer developments than highly rated securities. Also, the secondary market for such securities may be less liquid than the markets for rated and/or higher quality securities. As a result, during periods of economic uncertainty, their prices may be more volatile, which may cause the net asset value of the Fund to fluctuate.

Hong Kong Risk.  The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation of current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government.

Interbank Bond Market Program Risk.  Because the People’s Bank of China’s program permitting foreign investors to invest directly in PRC fixed income securities traded on the Interbank Bond Market is new, the actual effect on the market for trading for securities included in the Underlying Index with the introduction of large numbers of foreign investors is unknown. Further, regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the program. There is no guarantee that the People’s Bank of China will continue to support this program in the future.

Investment in Investment Companies Risk.  When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata

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Additional Information About the Fund

portion of the underlying investment company’s expenses. In part because of these additional expenses, its performance may differ from that which it would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies such as the PRC Investment Companies, it will not enjoy the protections of the 1940 Act. E Fund may be subject to conflicts of interest in allocating Fund assets to the extent that E Fund will be paid a management fee both by the Fund and a PRC Investment Company that it sponsors and in which the Fund invests.

International Closed Market Trading Risk.  Because the Fund’s underlying securities trade on markets that may be closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying security and stale pricing resulting in the Fund trading at a discount or premium to net asset value that may be greater than those incurred by other exchange-traded funds.

Liquidity Risk.  Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. It may also cause the Fund to face difficulties in meeting redemptions. Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements, and may also cause the Fund to encounter difficulties in timely honoring redemptions, especially if market events cause an increased incidence of shareholder redemptions. If a number of securities held by the Fund halt trading, such as due to an exchange’s limit-up, limit-down rules, it may have a cascading effect and cause the Fund to halt trading.  Volatility in market prices will increase the risk of the Fund being subject to a trading halt. The Underlying Index consists of RMB-denominated debt securities issued inside mainland China, which is a developing market in which trading volumes may be low. As a result, the quantity of securities that are available for inclusion in the Underlying Index, and thus for the Fund to invest in, may be limited and bid/ask spreads in such securities may be large.

Management Risk.  Because the Fund generally employs a representative sampling strategy to track the performance of the Underlying Index and invests in less than the total number of securities in the Underlying Index, the Fund is subject to management risk. This is the risk that the representative sampling process, which is subject to a number of constraints, may not produce the intended results. Alternatively, if the Fund replicates the Underlying Index, it is likely to experience higher portfolio turnover and brokerage costs, which erode performance.

Market Risk.  The values of securities in the Underlying Index could decline generally or could underperform other investments. Market fluctuations could be caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices. The values of debt securities could decline generally or could underperform other investments. Different types of debt securities tend to go through cycles of outperformance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. An investment in the Fund may lose money.

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Additional Information About the Fund

Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. As the Federal Reserve raises the federal funds rate, there is a risk that interest rates will rise, which may make investments in emerging markets less attractive. These policy changes may expose markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund's investments and share price to decline. To the extent that the Fund experiences high redemptions because of these governmental policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and will lower the Fund's performance.

Non-Diversified Fund Risk.  Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single issuer could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Passive Investment Risk.  The Fund is not actively managed. Therefore, unless a specific security is removed from the Underlying Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. If a specific security is removed from the Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. It is anticipated that the value of Fund shares will decline, more or less, in correspondence with any decline in value of the Underlying Index. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to track the Underlying Index could have a negative effect on the Fund. Unlike an actively managed fund, the Fund does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of registered investment companies that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held more of the securities in the Underlying Index.

Premium/Discount Risk.  The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the secondary market. It cannot be predicted whether Fund shares will trade below, at or above their NAV. As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. Price differences may be due, in part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Underlying Index trading individually. The market prices of Fund shares may deviate significantly from the NAV of the shares during periods of market volatility. Disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. Investors purchasing and selling Fund shares in the

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Additional Information About the Fund

secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

Secondary Market Trading Risk.  Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, secondary market investors will incur the cost of the difference between the price that an investor is willing to pay for shares (the bid price) and the price at which an investor is willing to sell shares (the ask price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Increased market volatility may cause increased bid/ask spreads.

Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all.

Sovereign and Quasi-Sovereign Debt Risk.  Investments in sovereign and quasi-sovereign debt securities involve special risks, including the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, and the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. The governmental authority that controls the repayment of sovereign and quasi-sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign or quasi-sovereign debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund’s ability to obtain recourse may be limited.

Certain issuers of sovereign and quasi-sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may impair the debtor’s ability to service its debts on a timely basis. As holders of government debt, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors. There can be no assurance that the securities in which the Fund will invest will not be subject to restructuring arrangements or to requests for additional credit. In addition, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund.

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Additional Information About the Fund

Tax Risk.  In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain income and asset diversification requirements each year. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Capital controls and currency controls may affect the Fund’s ability to meet the applicable distribution requirements. If the Fund fails to satisfy a separate distribution requirement, it will be subject to a Fund-level excise tax. These Fund-level taxes will apply in addition to taxes payable at the shareholder level on distributions.

Tracking Error Risk.  Tracking error refers to the risk that the Fund’s performance may not match or correlate to that of its Underlying Index, either on a daily or aggregate basis. Tracking error may cause the Fund’s performance to be less than expected. There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Underlying Index, including due to the use of representative sampling, asset valuation differences, tax considerations, the unavailability of securities in the Underlying Index from time to time, and liquidity constraints. In addition, certain securities included in the Underlying Index may be suspended from trading. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected. Mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its Underlying Index. In addition, the Fund may not invest in certain securities and other instruments included in the Underlying Index, or invest in them in the exact proportions they represent of its Underlying Index, including due to legal restrictions or limitations imposed by the government of China or a lack of liquidity in certain securities. Moreover, the Fund may be delayed in purchasing or selling securities and other instruments included in the Underlying Index. Any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the Fund’s tracking error.

Valuation Risk.  Financial information about the Fund’s portfolio holdings may be less reliable than information about securities of U.S. issuers, which may make it difficult to obtain a current price for the non-U.S. securities held by the Fund. In certain circumstances, independent market quotations for such securities may not be readily available and securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuations in their value from one day to the next. Fair values are inherently subjective and different funds may assign different fair values to the same security. Because securities in which the Fund invests may trade on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

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Additional Information About the Fund

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found on the Fund’s website at www.kraneshares.com.

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Management

Investment Manager

Krane Funds Advisors, LLC (“Krane” or “Adviser”) is a registered investment adviser located at 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020 and serves as investment manager of the Fund. Krane has served as the investment manager of the Fund since its inception.

Krane is responsible for the general management and administration of the Trust and oversight of E Fund. Krane is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. Krane administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits its officers and employees to serve as officers or Trustees of the Trust. The Board of Trustees of the Trust supervises Krane and establishes policies that Krane must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and Krane, the Fund pays Krane a fee, which is calculated daily and paid monthly, at an annual rate of 0.68% based on a percentage of the average daily net assets of the Fund.

Krane bears all of its own costs associated with providing these advisory services. As part of its agreement with the Trust, Krane has contractually agreed to pay all operating expenses of the Fund, including the cost of index licensing fees, transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes, acquired fund fees and expenses, if any, brokerage commissions, derivative counterparty fees, and other expenses connected with execution of portfolio transactions, expenses of the Independent Trustees (including any Trustees’ counsel fees), extraordinary expenses, distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, if any, and the advisory fee payable to Krane.

As of the end of the Fund’s last fiscal year, the Adviser had not compensated all of the Fund's service providers on a timely basis. As of the date of this prospectus, however, the Adviser had paid or entered into payment arrangements to schedule the payment of outstanding expenses. The failure to make scheduled payments or the non-payment of future expenses could have a material adverse effect on the Fund.

For the fiscal year ended March 31, 2016, the Adviser received 0.56% of the Fund’s average daily net assets in advisory fees.

Krane has contractually agreed to reduce its management fee to 0.56% of the Fund’s average daily net assets. This contractual fee waiver will continue in effect through at least July 31, 2017. The Expense Limitation Agreement may be terminated at any time by the Board upon sixty (60) days’ written notice to Krane or by Krane, effective at the end of the current term of the Expense Limitation Agreement upon at least 60 days’ written notice prior to the end of such term. In addition, the Expense Limitation Agreement will terminate if the investment advisory agreement for the Fund is terminated with such termination effective upon the effective date of the investment advisory agreement’s termination.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with Krane is available in the Fund’s Annual Report to Shareholders dated March 31, 2016.

Krane has received “manager of managers” exemptive relief from the SEC that permits Krane, subject to the approval of the Board of Trustees, to appoint an unaffiliated sub-adviser or co-adviser or to change the terms of an advisory agreement with an unaffiliated sub-adviser or co-adviser for the

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Management

Fund without first obtaining shareholder approval. The exemptive order permits the Fund to add or to change unaffiliated sub-advisers or co-advisers or to change the fees paid to such parties from time to time without the expense and delays associated with obtaining shareholder approval of the change. Any increase in the aggregate advisory fee paid by the Fund remains subject to shareholder approval. Krane continues to have ultimate responsibility (subject to oversight by the Board of Trustees) to oversee the sub-advisers or co-advisers and recommend their hiring, termination, and replacement. The order permits the Fund to disclose sub-advisers’ or co-advisers’ fees only in the aggregate in its registration statement. The Fund will notify shareholders of any change in the identity of a sub-adviser or co-adviser or the addition of a sub-adviser or co-adviser to the Fund.

Investment Co-Adviser

E Fund, located at Suite 3501-02 35F, Two International Finance Center, 8 Finance Street, Central, Hong Kong serves as the Co-Adviser of the Fund. E Fund is responsible for the day-to-day investment management of the Fund, subject to the supervision of Krane and the Board of Trustees. For the services it provides to the Fund, Krane pays E Fund a fee equal to 50% of net revenue earned by Krane from the Fund. For these purposes, net revenue is defined as gross revenue less gross fund-related expenses and any waiver or reimbursement of Krane’s management fee.

E Fund was established in 2008 and is principally engaged in the provision of investment advisory services to corporations, institutions and individual investors. E Fund is a wholly owned subsidiary of E Fund Management, Co., Limited (“EFMC”). EFMC, established in 2001, is licensed with the CSRC in China as a fund manager. As of March 31, 2016, EFMC had approximately $134 billion in assets under management, making it one of the largest asset managers in China.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with E Fund is available in the Fund’s Annual Report to Shareholders dated March 31, 2016.

Portfolio Managers

Ms. Xiaochen Wang and Messrs. Guangdong Qi and Ethan Chan, CFA are responsible for managing the Fund. Ms. Wang is currently a fund manager and Head of the “Fixed Income Department Mutual Fund Center” at E Fund. Ms. Wang has worked at E Fund since 2003. She holds a master’s degree in Financial Engineering from Renmin University of China and received her B.S. degree in Finance from Shanghai Fudan University.

Mr. Qi is currently a fund manager and responsible officer (RO) of E Fund. Mr. Qi has worked at E Fund since 2014 and managed fund portfolios for 4 years. He holds a master’s degree in Financial Engineering from Shanghai University of Finance and Economics and a B.S. in Physics from Shanghai Fudan University.

Mr. Ethan Chan is currently a portfolio manager of QFII and RQFII funds, including Hong Kong-based RQFII ETFs, at E Fund. Mr. Chan has worked at E Fund since 2012. From 2010 – 2012, Mr. Chan was a private investor. Mr. Chan is a CFA charterholder and graduated with a degree in Financial Engineering from the Chinese University of Hong Kong.

Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund is available in the SAI.

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Shareholder Information

Calculating NAV

The Fund calculates its NAV by:

•	Taking the current market value of its total assets
•	Subtracting any liabilities (including reserves) and withholdings (if any) for applicable capital gains
•	Dividing that amount by the total number of shares owned by the shareholders

The Fund normally calculates NAV as of the regularly scheduled close of normal trading on each day that the Exchange is open for business (a “Business Day”) (normally, 4:00 p.m., Eastern time). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In calculating the values of the Fund’s portfolio securities, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last reported sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at the time as of which the Fund’s NAV is calculated if a security’s exchange is normally open at that time). If there is no such reported sale, such securities are valued at the most recent mean between the quoted bid and asked prices (absent both bid and asked prices on such exchange, the bid price may be used). For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. The value of a swap contract is equal to the obligation (or rights) under the swap contract, which will generally be equal to the net amounts to be paid or received under the contract based upon the relative values of the positions held by each party to the contract as determined by the applicable independent, third party pricing agent. Exchange-traded options are valued at the last reported sales price on the exchange on which they are listed. Futures are valued at the settlement price established by the board of trade on which they are traded. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate. The exchange rates used for valuation are captured as of the close of the London Stock Exchange each day normally at 11:00 a.m. Eastern Time. Prices for most securities held by the Fund are provided daily by independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available,” or are not deemed to reflect current market values, or are debt securities where no evaluated price is available from the Trust’s third-party pricing agents pursuant to established methodologies, are fair valued by the Trust’s Fair Valuation Committee in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using “fair value” pricing may include, but are not limited to: there are no current market quotations for the security or its issuer is in default or bankruptcy; the security is subject to certain corporate actions

36

Shareholder Information

(such as mergers or reorganizations) or is subject to non-U.S. investment limits or currency controls; the security’s trading has been halted or suspended or it has been de-listed from its primary trading exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of securities listed on the Hong Kong, Shanghai and Shenzhen Stock Exchanges (“PRC securities”) is halted or suspended due to company-specific reasons; or trading of the security is subject to local government-imposed restrictions. Further, PRC securities held by the Fund may be fair valued to take into account certaina relevant facts and circumstances if, among other things, they were obtained pursuant to an RQFII license and Chinese regulations are revised to limit repatriation or the Fund uses a QFII license to invest in PRC securities (under which repatriation of proceeds from the sale of PRC securities may be limited). The Fund may fair value certain of the foreign securities held by the Fund each day the Fund calculates its NAV. Price movements in U.S. markets that are deemed to affect the value of foreign securities, or reflect changes to the value of such securities, also may cause securities to be fair valued. When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

In addition, the Fund may fair value its securities if an event that may materially affect the value of the Fund’s securities that trade outside of the United States (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector. Events that may be Significant Events may include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If the Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates NAV, it may request that a meeting of the Fair Valuation Committee be called. When a security is valued in accordance with the fair valuation policies and procedures, the fair value will be determined after taking into consideration all relevant information reasonably available.

Investments in open-end investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end investment companies that trade on an exchange are valued at the last reported sale price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. If there is no such reported sale, such securities are valued at the most recent mean between the quoted bid and asked prices (absent both bid and asked prices on such exchange, the bid price may be used).

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could actually be realized upon the sale of the security or that another fund that uses market quotations or its own fair value procedures to price the same securities. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index. This may adversely affect the Fund’s ability to track the Underlying Index.

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Shareholder Information

Trading in securities on many foreign exchanges is normally completed before the close of business on each Business Day. In addition, securities trading in a particular country or countries may not take place on each Business Day or may take place on days that are not Business Days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s NAV is not calculated and on which Fund shares do not trade and sales and redemptions of shares do not occur. As a result, the value of the Fund’s portfolio securities and the net asset value of its shares may change on days when you will not be able to purchase or sell your shares.

Buying and Selling Fund Shares

Shares of the Fund may be purchased or redeemed directly from the Fund only in Creation Units or multiples thereof. Only a broker-dealer (“Authorized Participant”) that enters into an Authorized Participant Agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”), may engage in creation and redemption transactions directly with the Fund. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, and are subject to transaction fees, which are described in the SAI.

Once created, shares are listed on the Exchange and trade in the secondary market. When you buy or sell the Fund’s shares in the secondary market, you will pay or receive the market price. Shares can be bought and sold throughout the trading day like other publicly traded securities. Most investors will buy and sell shares through a broker and, thus, will incur customary brokerage commissions and charges when buying or selling shares.

The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day, and Christmas Day.

Share Trading Prices

The trading prices of the Fund’s shares listed on the Exchange may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value of the portfolio underlying a share of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of such values and makes no warranty as to their accuracy.

Active Investors and Market Timing

The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly and therefore does not cause the Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, the Fund imposes a transaction fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from

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Shareholder Information

market timing that the Board noted is possible because Creation Unit transactions for Fund shares are generally effected in cash. The Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in a U.S. Securities and Exchange Commission (the “SEC”) exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), Krane, E Fund or an affiliate of either may pay the intermediary for marketing activities or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Distribution Plan

The Fund has adopted a Distribution Plan (the “Plan”) that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services (“Service Providers”). Under the Plan, if a Service Provider provides distribution services, the Fund would pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act. The Distributor would, in turn, pay the Service Provider out of its fees.

The Board of Trustees has currently determined not to implement any 12b-1 fees pursuant to the Plan. 12b-1 fees may only be imposed after approval by the Board of Trustees. Because any distribution fees would be paid out of the Fund’s assets on an on-going basis, if payments are made in the future, the distribution fees would increase the cost of your investment and may cost you more than paying other types of sales charges.

Dividends and Distributions

The Fund pays out dividends to shareholders, if any, at least monthly. The Fund distributes its net capital gains, if any, to shareholders annually. The Fund may make distributions on a more frequent basis. The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company under Subchapter M of the Code, to avoid imposition of income or excise taxes on undistributed income.

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Additional Tax Information

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as the Fund qualifies for treatment as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Tax Status of Distributions

The Fund will, at least annually, distribute substantially all of its net investment taxable income and net capital gains income.

The income dividends you receive from the Fund will be taxed as either ordinary income or qualified dividend income. For non-corporate shareholders, dividends that are reported as qualified dividend income are generally taxable at reduced maximum tax rates to the extent that the Fund receives qualified dividend income and subject to certain limitations. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that is attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. Because of the Fund’s investment objective, it does not expect to distribute dividends eligible for qualified dividend income treatment or the dividends received deduction.

Distributions of the Fund’s short-term capital gains are generally taxable as ordinary income. Any distributions of net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are taxable at reduced maximum tax rates.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of the distributions you receive from the Fund.

Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

Your broker will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gains distributions shortly after the close of each calendar year.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Fund. If more than 50% of the total assets of the Fund at the close of a year consist of non-U.S. stocks or securities, then the Fund may elect, for U.S. federal income tax purposes, to treat certain non-U.S. taxes (including withholding taxes) paid

40

Additional Tax Information

by the Fund as paid by its shareholders. The Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election. Please see “— Chinese Tax Considerations” below for a further discussion of these issues with respect to China, which imposes withholding taxes on interest payments, dividends and possibly capital gains from PRC securities.

Tax Status of Share Transactions

Currently, any capital gain or loss upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year and otherwise as short-term gain or loss. Any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that any capital gain distributions were paid with respect to such shares.

If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on income received with respect to the shares (including Fund dividends and distributions, and any gain on the sale of shares), until you begin receiving payments from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

Medicare Contribution Tax

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” including interest, dividends, and certain capital gains (including capital gains realized on the sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Back-Up Withholding

The Fund will be required in certain cases to withhold at applicable withholding rates (currently 28%) and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to back-up withholding by the Internal Revenue Service (“IRS”) for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to back-up withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

State Tax Considerations

In addition to federal taxes, distributions by the Fund and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

Non-U.S. Investors

If you are not a citizen or permanent resident of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund. You also may potentially be subject to U.S. federal estate taxes.

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Additional Tax Information

A 30% withholding tax will generally be imposed on (1) dividends paid by the Fund and (2) redemption proceeds and certain capital gain dividends paid by the Fund after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS or the tax authorities in their home jurisdictions information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Chinese Tax Considerations

Although Chinese law provides for a 10% withholding tax (“WHT”) on capital gains realized by non-residents, significant uncertainties remain regarding the implementation of this law, particularly with respect to trading of PRC debt securities by QFIIs and RQFIIs. Such uncertainties may result in capital gains imposed upon the Fund relative to debt securities of companies headquartered, managed or listed in China. While the application and enforcement of this law with respect to the Fund remain subject to clarification, to the extent that such taxes are imposed on any capital gains of the Fund relative to debt securities of companies headquartered, managed or listed in China, the Fund’s NAV or returns may be adversely impacted. In light of this uncertainty, Krane reserves the right to establish a reserve in order to meet this potential WHT liability for capital gains realized on the sale of PRC debt securities. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund’s payment of it. Investors should note that such provision, if any, may be excessive or inadequate to meet actual WHT liabilities (which could include interest and penalties) on the Fund’s investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities. Krane intends to make relevant provisions with respect to dividends and interest (if any) on PRC securities if the WHT on dividends and interest is not withheld at the source at the time such income is received.

Even if the Fund qualifies and elects to pass through foreign taxes to its shareholders, as described above, your ability to claim a credit for such taxes may be limited. See the SAI for further information.

Taxes on Creations and Redemptions of Creation Units

A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the purchaser’s aggregate basis in the securities surrendered and any net amount of cash paid for the Creation Units. A person who redeems Creation Units and receives securities in-kind from the Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has

42

Additional Tax Information

been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determinations.

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Other Information

Premium/Discount Information

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods is available by visiting the Fund’s website at www.kraneshares.com.

Continuous Offering

The method by which Creation Units of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the Fund’s shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

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Other Information

Householding Policy

To reduce expenses, we mail only one copy of the prospectus or summary prospectus, each annual and semi-annual report, and any proxy statements to each address shared by two or more accounts with the same last name or that the Trust reasonably believes are members of the same family. If you wish to receive individual copies of these documents, please call the Trust at 1.855.857.2638 between the hours of 8:30 a.m. and 6:00 p.m. Eastern Time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

Investors who hold their shares through an intermediary are subject to the intermediary’s policies. Contact your financial intermediary for any questions you may have.

More Information

For more information on how to buy and sell shares of the Fund, call 1.855.857.2638 or visit www.kraneshares.com.

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Index Provider Information

CSI (the “Index Provider”), a leading index provider in China, is a joint venture between the Shanghai Stock Exchange and the Shenzhen Stock Exchange that specializes in the creation of indices and index-related services. The Index Provider is not affiliated with the Trust, Krane, E Fund, the Administrator, the Distributor or any of their respective affiliates. Krane has entered into a license agreement with the Index Provider to use the Underlying Index. Krane sublicenses rights in the Underlying Index to the Trust at no charge.

More information about the Index Provider is located in the SAI.

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Custodians

Brown Brothers Harriman & Co. serves as global custodian for the Fund. China Construction Bank Corporation serves as the Fund’s PRC Custodian. The majority of PRC securities held by the Fund are held in mainland China through an account with the China Interbank Market (“CIBM”). Other PRC securities are dealt and held in book-entry form through the China Securities Depository and Clearing Corporation Limited (“CSDCC”), China Central Depository and Clearing Corporation Limited (“CCDCC”) and/or Shanghai Clearing House (“SCH”). In either case, PRC securities purchased by E Fund in its capacity as the Fund’s RQFII or QFII may be received in a securities account maintained by the PRC Custodian in the joint names of the Fund and E Fund.

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Disclaimers

CSI Disclaimer

CSI, the Index Provider, is not affiliated with the Trust, Krane, E Fund, the Fund’s administrator, custodian, transfer agent or Distributor, or any of their respective affiliates. Krane has entered into a license agreement with the Index Provider pursuant to which Krane pays a fee to use the Underlying Index. Krane is sub-licensing rights to the Underlying Index to the Fund at no charge. The CSI Diversified High Grade Commercial Paper Index is a licensed trademark of CSI (the “Index Trademark”). Krane is licensed to use the Index Trademark for the purpose of promoting and marketing the Fund.

The Fund is neither sponsored nor promoted, distributed or in any other manner supported by CSI. The Underlying Index is compiled and calculated by CSI. CSI will apply all necessary means to ensure the accuracy of the Underlying Index. However, neither CSI nor the Shanghai Stock Exchange nor the Shenzhen Stock Exchange shall be liable (whether in negligence or otherwise) to any person for any error in the Underlying Index and neither CSI nor the Shanghai Stock Exchange nor the Shenzhen Stock Exchange shall be under any obligation to advise any person of any error therein. All copyrights in the Underlying Index values and constituent lists vest in CSI. Neither the publication of the Underlying Index by CSI nor the granting of a license of rights relating to the Underlying Index or to the Index Trademark for the utilization in connection with the Fund, represents a recommendation by CSI for a capital investment or contains in any manner a warranty or opinion by CSI with respect to the attractiveness of an investment in the Fund.

More information about the Index Provider is located in the SAI.

NYSE Arca Disclaimer

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca, Inc. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Krane Disclaimer

Krane does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Krane shall have no liability for any errors, omissions or interruptions therein.

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Disclaimers

Krane makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Krane makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Krane have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Financial Highlights

The table that follows presents the financial highlights for the Fund. The table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is incorporated by reference herein and is available upon request.

Selected Per Share Data & Ratios
For the Year/Period Ended March 31
For a Share Outstanding Throughout Each Period

KraneShares E Fund China Commercial Paper ETF	2016		2015(1)
Net Asset Value, Beginning of Period ($)	34.81		35.00
Net Investment Income ($)*	1.01		0.39
Net Realized and Unrealized Loss on Investments ($)	(1.39)		(0.35)
Total from Operations ($)	(0.38)		0.04
Distribution from Net Investment Income ($)	(0.21)		(0.23)
Distribution from Capital Gains ($)	(0.01)		—
Return of Capital ($)	(0.03)		—
Total from Distributions ($)	(0.25)		(0.23)
Net Asset Value, End of Period ($)	34.18		34.81
Total Return (%)**	(1.11)		0.13
Net Assets End of Period ($) (000)	18,799		8,702
Ratio of Expenses to Average Net Assets (%)	0.57	ˆ	0.60	†ˆ
Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)	0.69	ˆ	0.72	†ˆ
Ratio of Net Investment Income to Average Net Assets (%)	2.92	ˆ	3.46	†ˆ
Portfolio Turnover (%)	717		—	††

(1)	The Fund commenced operations on December 2, 2014.
*	Per share data calculated using average shares method.
**	Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of creation and redemption fees associated with creation units.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
ˆ	The ratios of expenses and net investment income/(loss) to Average Net Assets reflect the expenses and net investment income/(loss), respectively, for the year as reported in the Statement of Operations and do not reflect the Fund’s proportionate share of the income and expenses of the money market funds.

Amounts designated as “—” are $0 or have been rounded to $0.

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Additional Information

Additional and more detailed information about the Fund is included in the SAI dated August 1, 2016. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (“http://www.sec.gov”) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520 or by emailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the Annual or Semi-Annual Reports or make inquiries, without charge by calling 1.855.857.2638, visiting www.kraneshares.com, or writing the Trust at 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020. Additional information about the Fund’s investments will be available in the Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Fund’s SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund, Krane, or E Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust enters into contractual arrangements with various parties, including among others, the Fund's investment adviser, sub-adviser(s) (if applicable), distributor, custodian, and transfer agent who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust, the Trustees, or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

The Trust’s Investment Company Act file number is 811-22698.

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